As filed with the Securities and Exchange Commission on March 8, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09303 & 811-09923

Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust
  (Exact name of registrant as specified in charter)

470 Park Avenue South
New York, NY 10016
 (Address of principal executive offices) (Zip code)

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202
  (Name and address of agent for service)

(800) 930-3828
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2017

Date of reporting period:  December 31, 2017

Item 1. Report to Stockholders.

KINETICS MUTUAL FUNDS, INC.
Table of Contents
December 31, 2017

KINETICS MUTUAL FUNDS, INC.
Shareholders’ Letter

Dear Fellow Shareholders:

We are pleased to present the Kinetics Mutual Funds (“Funds”) Annual Report for the twelve-month period ended December 31, 2017. The Funds are generally positioned at odds with global consensus investments and focused upon what we believe to be more conservative, yet more appealing, securities. These companies tend to be well outside of the universe of securities that populate many indexes. This strategy has served our shareholders well over the fullness of time, and we are pleased to have achieved satisfying results this year, amidst surprisingly strong index returns, despite our contrarian positioning, which returns tend to deviate from the returns of these benchmarks. A performance summary follows (No-Load Class): The Internet Fund +57.43%; The Global Fund +49.20%; The Paradigm Fund +28.41%; The Medical Fund +10.71%; The Small Cap Opportunities Fund +26.23%; The Market Opportunities Fund +47.28%; The Alternative Income Fund +2.32%; and The Multi-Disciplinary Income Fund +4.75%. The performance summary for the Institutional Class of The Kinetics Spin-off and Corporate Restructuring Fund is +15.90%. This compares to returns, for equity indexes, of +21.83% for the S&P 500® Index; +23.97% for the MSCI All Country World (ACWI) Index; +28.24% for the NASDAQ Composite®; 13.23% for the S&P 600® SmallCap Index; and +25.03% for the MSCI EAFE® Index; and, for bond indexes, 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index; +7.50% for the Bloomberg Barclays U.S. Corporate High Yield Bond Index and +1.66% for the Bloomberg Barclays U.S. 1-3 Year Credit Bond Index.

While we continue to provide equity and fixed income reference benchmark numbers (to aid in your understanding of how the broad asset classes have performed throughout the year ended December 31, 2017), we do not manage the Funds against any specific benchmarks because of the institutional investment dysfunction, which we have observed over the years.

For good or ill, the Funds you are invested in will typically have a very high tracking error versus standard benchmarks. We believe that this distance from the institutional investment crowd may allow us to achieve better investment results, with lower financial risk. Financial risk is something very different from volatility, which is now the common measure of risk within the investment community. To paraphrase Warren Buffett, we prefer a lumpy 15% annualized rate of return to an exponentially smooth 10% annualized rate of return. Today, many money managers practice a methodology that will result in a lower smooth return, which paradoxically, satisfies a greater demand from most asset allocators.

Further, we believe that our Funds can offer true diversification since many of the securities held by our Funds may not be held by the other funds/investments you might own. We also tend to have a longer investment time horizon than do many investment managers, meaning that our holding period for a particular investment is frequently measured in years, not weeks or months.

Philosophically, using an extended time horizon to take advantage of the short-term needs of institutional investors is based on our understanding that any single or periodic formula or technique can prove inadequate, or even dangerous absent the awareness of the social science aspects of investing. We believe that successful investing requires the integration of the qualitative aspects of the social sciences (such as history and psychology) with the logical and formalized abstractions of statistics, accounting and the physical sciences. The near limitless amount of quantitative data available in financial markets has limited value without proper historical perspective, sociological context and fundamental analysis. It can lead – particularly when paired with the investment industry’s abundant use of emotive words – to behavioral biases and sub-optimal, even irrational, decision making. These markets are, after all, market places, which are a social construct.

As always, we are devoted to the search for unique investment opportunities. In this regard, we have made an investment in Grayscale Investment Trust (GBTC), which invests in Bitcoin, in the majority of our equity funds. The investment in Bitcoin was based on our concerns over global monetary policy and equity indexation. Our modest investment, at cost, was formulated by our understanding that many financial assets are now subject to a competitive threat from the rise of blockchain technology and cryptocurrencies. If successful, we believe that this development has the potential to disrupt the profitability of many widely held companies. If cryptocurrencies develop into a legitimate asset class, which is by no means assured, we believe that they have the potential to reverse the money flows into passive strategies (for example, exchange traded funds). In our opinion, owning Bitcoin could hedge portfolios against that risk. As such, this asset has the potential to garner significant investors going forward.

We remain highly skeptical regarding the prices of financial assets across the globe, in addition to the future impact that current and past policies will have on both financial markets and the economy. We choose to approach this challenging investment environment with original thinking and investment discipline. Our Funds have always been highly differentiated from the broader market, which we see as becoming ever more correlated. At best, the high absolute level of financial asset prices will depress the potential for future returns in the broader market. We expect securities outside of the broader market to be among the limited opportunities for acceptable future returns.

KINETICS MUTUAL FUNDS, INC.
Investment Commentary

In absolute terms, the year 2017 was quite satisfactory for our family of funds, the Kinetics Mutual Funds (“Funds”). The strong positive results for many of our Funds seems even more impressive when you consider the generally high cash balances which we held throughout much of the year. Ideally, we would like to hold only a nominal amount of cash in each of our Funds. However, our bottoms-up investment approach dictates the cash levels that our Funds hold. At present, it remains challenging for us to find many companies that we deem to have an adequate risk/reward profile.

From our viewpoint, the scarcity of safe investment opportunities is the logical result of the overwhelmingly accommodative monetary policy of the world’s central banks since the financial crisis of 2008. Notwithstanding the U.S. Federal Reserve Bank’s (the “Federal Reserve”) more recent tightening policy, the world’s central banks have flooded the major economies with very cheap money, driving global interest rates down to historically low levels, and encouraging investors to invest in riskier assets, such as stocks, in order to achieve adequate returns to meet their needs.

The extensive move into stocks has lifted the valuations to levels that are very rich by historical measures. For example, the price-earnings (P/E) multiple for the S&P 500® Index (“S&P 500”) is now approximately 23 times; whereas, its long term P/E multiple has averaged approximately 14 times. Including those stocks that have negative earnings or a P/E over 99 (which the S&P 500 does not include in its P/E calculation) causes the real S&P 500 P/E multiple to be several points higher.

The stock market, as measured by the S&P 500, has risen in value every year since 2009, making it 8 straight years without a decline. This achievement is tied for the longest streak on record, going back 90 years. Further, the S&P 500 has had a positive total return for 14 straight months, a streak never achieved before.

While we believe that none of the above portends a significant decline for stocks, the Federal Reserve’s more recent rate increases, coupled with the rise of the price-indifferent buyer (the exchange-traded fund market), makes it difficult to find stocks with a sufficient margin of safety. As always, we will endeavor to seek out new opportunities on your behalf. In the meantime, “discretion is the better part of valor.” In today’s vernacular, this line by Shakespeare means that caution is preferable to rash bravery. We find this warning to be particularly applicable as it pertains to stock investing.

This past year, we purchased the Grayscale Investment Trust (GBTC), which invests in Bitcoin, in the majority of our equity funds. Where held, GBTC contributed significantly to our 2017 returns, most notably in the Internet Fund, the Global Fund and the Market Opportunities Fund. The decision to purchase GBTC was deliberate and done with our eyes wide open. We felt that we could control our risk of loss by sizing the position as very small at cost. We believed, and still believe, that Bitcoin’s upside potential is so large that even a very small position may have a meaningful positive impact in success mode, with only a very modest impact in complete failure mode. However, GBTC’s 2107 appreciation has caused it to grow significantly in size over our original cost. As such, investors considering our Funds for purchase today would be exposed to GBTC’s larger size in each portfolio, and would therefore experience a greater commensurate loss if Bitcoin were to end up being a failed experiment.

Although it may ultimately prove be a failed experiment in a nongovernmental currency, no one can sell you a Bitcoin against your will. Bitcoins come into existence through a process known as mining. A “miner” must actively purchase a computer server with a special application-specific integrated circuit (asic) chip and download the Bitcoin software in order to participate. Thus, someone wishing to be part of the Bitcoin network does so on his/her own volition. What Bitcoin does is challenge people’s understanding of money and their understanding of a store of value.

The average government sponsored currency loses its entire value in 27 years, largely as the result of inflation (caused by the increased supply of the currency). Since December of 1913, when the Federal Reserve was established, it is estimated that the U.S. dollar has lost approximately 98% of its value due to inflation. The dollar’s loss of purchasing power, while near complete in 104 years, is considered a model of excellence when compared to the currencies of other countries.

Bitcoin’s computer code provides that there will never be more than 21 million Bitcoins outstanding. As of this writing, there are 16,795,636 Bitcoins in circulation, and they are scheduled to be mined at a very slow rate. The last Bitcoin, by structure, is estimated to be mined in 2140, so it is unlikely that the rate of increase in Bitcoins will be great. We believe that if people ultimately deem Bitcoin’s monetary policy to be superior to those monetary policies utilized by central bankers, then Bitcoin has the potential to rise exponentially from current levels. Bitcoin’s price path will not be smooth; as of this moment it has declined approximately 50% from its peak of only a few weeks ago, but given its enormous potential, we believe it warrants a continuing investment.

In addition to the performance boost provided to certain funds from Bitcoin, and the performance drag created by high average cash reserves, the balance of our performance was driven by the performance of a variety of idiosyncratic companies that we believe to be compelling investment opportunities. We were not always compelled to note the idiosyncratic nature of our portfolios, confident that investors en masse recognized the value provided by individual security analysis. Recently however, we came to believe that the preponderance of broader market returns are being generated by “non-fundamental” factors, such as asset fund flows, momentum and indexation trends. To be sure, we intend that our Funds will always be driven by fundamental factors, i.e., individual securities, and have been penalized for the dynamic over the past several years. However, we remain confident in our belief that our avoidance of many of the inflated securities that dominate global indexes is the best means for long-term, sustainable wealth generation.

Kinetics offers the following funds to investors:

The Paradigm Fund focuses on companies that are valued attractively and currently have, or are expected to soon have, sustainable high business returns. The Fund has produced attractive risk adjusted returns since its inception, while maintaining amongst the lowest turnover rates in the industry. The Paradigm Fund is Kinetics’ flagship fund.

The Multi-Disciplinary Income Fund seeks to utilize stock options and fixed-income investments in order to provide investors with equity-like returns, but with more muted volatility. At times, the options strategies of the Fund may cause the manager to purchase equity securities.

The Small Cap Opportunities Fund focuses on undervalued and special situation small capitalization equities that have the potential for rewarding long-term investment results. The same investment fundamentals employed by The Paradigm Fund are used to identify such opportunities.

The Medical Fund is a sector fund, offering an investment in scientific discovery within the promising field of medical research, particularly in the development of cancer treatments and therapies. As a sector fund, The Medical Fund is likely to have heightened volatility and is not designed to be a major component of one’s equity exposure.

The Internet Fund is a sector fund that focuses on companies engaged in and/or benefitting from the evolution of Internet-related developments. As such, this Fund has been, and is likely to continue to be, quite volatile. The Internet Fund is not designed to be a major component of one’s equity exposure. More recently, this Fund has been focusing on content companies, which we believe will be the winners in the next generation of Internet development.

The Global Fund is focused on selecting long life cycle international companies that can generate long-term wealth through their business operations. This Fund is presently identifying what we believe to be exciting opportunities in the more developed markets.

The Market Opportunities Fund focuses on those companies that benefit from increasing transactional volume or throughput, such as publicly-traded exchanges and credit card processors, or companies that act as facilitators, such as gaming companies, airports and publicly-traded toll roads.

The Alternative Income Fund seeks to provide current income and gains, with a secondary objective of obtaining long-term growth of capital. The Fund utilizes stock options and fixed-income investments in order generate a total return that exceeds that of most short-term U.S. fixed income indexes, with limited market value variability.

The Kinetics Spin-Off and Corporate Restructuring Fund focuses on spin-off companies and parent companies of spin-offs. The Fund’s return potential is often the result of the market’s inefficiency in initially valuing these securities, due in part to the lack of coverage by the investment community, lack of a natural shareholder base immediately following the transaction, and resulting initial, indiscriminate selling pressure.

Disclosure

This material is intended to be reviewed in conjunction with a current prospectus, which includes all fees and expenses that apply to a continued investment, as well as information regarding the risk factors, policies and objectives of the Funds. Read it carefully before investing.

Mutual Fund investing involves risk. Principal loss is possible. Because The Internet Fund, The Medical Fund and The Market Opportunities Fund invest in a single industry or geographic region, their shares are subject to a higher degree of risk than funds with a higher level of diversification. Internet, biotechnology and certain capital markets or gaming stocks are subject to a rate of change in technology, obsolescence and competition that is generally higher than that of other industries, hence they may experience extreme price and volume fluctuations.

International investing [for all Funds] presents special risks including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Accordingly, the share prices for these Funds are expected to be more volatile than that of U.S.-only funds. Past performance is no guarantee of future performance.

Because smaller companies [for The Small Cap Opportunities Fund] often have narrower markets and limited financial resources, they present more risk than larger, more well established, companies.

Non-investment grade debt securities [for all Funds], i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities.

Further, options contain special risks including the imperfect correlation between the value of the option and the value of the underlying asset. Investments [for The Multi- Disciplinary Income Fund and The Alternative Income Fund] in futures, swaps and other derivative instruments may result in loss as derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Funds. To the extent the Funds segregate assets to cover derivative positions, they may impair their ability to meet current obligations, to honor requests for redemption and to manage the investments in a manner consistent with their respective investment objectives. Purchasing and writing put and call options and, in particular, writing “uncovered” options are highly specialized activities that entail greater than ordinary investment risk.

As non-diversified Funds, except The Global Fund, The Alternative Income Fund and The Multi-Disciplinary Income Fund, the value of Fund shares may fluctuate more than shares invested in a broader range of industries and companies. Unlike other investment companies that directly acquire and manage their own portfolios of securities, The Kinetics Mutual Funds pursue their investment objectives by investing all of their investable assets in a corresponding portfolio series of the Kinetics Portfolios Trust.

The information concerning the Funds included in the shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

The MSCI All Country World Index, the S&P 500® Index, NASDAQ Composite®, S&P 600® Small Cap Index, MSCI EAFE® Index, Bloomberg Barclays U.S. 1-3 Year Credit Index, Bloomberg Barclays U.S. Aggregate Bond Index and Bloomberg Barclays U.S. Corporate High Yield Bond Index each represent an unmanaged, broad-basket of stocks or bonds. They are typically used as a proxy for overall market performance.

Distributor: Kinetics Funds Distributor LLC is not an affiliate of Kinetics Mutual Funds, Inc. Kinetics Funds Distributor LLC is an affiliate of Kinetics Asset Management LLC, Investment Adviser to Kinetics Mutual Funds, Inc.

For more information, log onto www.kineticsfunds.com. January 1, 2018 — Kinetics Asset Management, LLC®

How a $10,000 and $1,000,000 Investment Have Grown:

The charts show the growth of a $10,000 investment in the Feeder Funds and a $1,000,000 investment in The Kinetics Spin-Off and Restructuring Fund (“The Spin-off Fund”) as compared to the performance of one or two representative market indices. The tables below the charts show the average annual total returns on an investment over various periods. Returns for periods greater than one year are average annual total returns. The annual returns assume the reinvestment of all dividends and distributions, however, the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Current performance may be lower or higher than the returns quoted below. The performance data reflects voluntary fee waivers and expense reimbursements made by the Adviser and the returns would have been lower if these waivers and expense reimbursements were not in effect. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original costs.

S&P 500® Index — is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500® is unmanaged and includes the reinvestment of dividends and does not reflect the payments of transaction costs and advisory fees associated with an investment in the Funds. The securities that comprise the S&P 500® may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

NASDAQ Composite® — is a broad-based capitalization-weighted index of all NASDAQ stocks. The NASDAQ Composite® is unmanaged and does not include the reinvestment of dividends and does not reflect the payment of transaction costs or advisory fees associated with an investment in the Funds. The securities that comprise the NASDAQ Composite® may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

MSCI ACWI (All Country World Index) Index — is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic,

Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The securities that compromise the MSCI ACWI may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

S&P 600® SmallCap Index — measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. The securities that comprise the S&P 600® may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

MSCI EAFE® Index (Europe, Australasia, Far East) — is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of June 2, 2014, the MSCI EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The securities that compromise the MSCI EAFE® may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.

Bloomberg Barclays U.S. 1-3 Year Credit Index — measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year and less than three years. The securities that compromise the Bloomberg Barclays U.S. 1-3 Year Credit Index may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.

Bloomberg Barclays U.S. Aggregate Bond Index — covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes multiple types of government and corporate-issued bonds, some of which are asset-backed. The securities that compromise the Bloomberg Barclays U.S. Aggregate Bond Index may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.

Bloomberg Barclays U.S. Corporate High Yield Bond Index — is composed of fixed-rate, publicly issued, non-investment grade debt. The securities that comprise the Bloomberg Barclays U.S. Corporate High Yield Bond Index may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.

The Internet Fund
December 31, 2007 — December 31, 2017

	Ended 12/31/2017
	No Load Class	Advisor Class A (No Load)	Advisor Class A (Load Adjusted)(1)	Advisor Class C	S&P 500®	NASDAQ Composite®
One Year	57.43%	57.06%	48.03%	56.36%	21.83%	28.24%
Five Years	17.09%	16.80%	15.42%	16.23%	15.79%	17.98%
Ten Years	10.71%	10.44%	9.78%	9.89%	8.50%	10.04%
Twenty Years	16.01%	N/A	N/A	N/A	7.20%	7.68%
Since Inception
No Load Class
(10/21/96)	15.37%	N/A	N/A	N/A	8.48%	8.45%
Since Inception
Advisor Class A
(4/26/01)	N/A	8.99%	8.61%	N/A	6.86%	7.60%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	11.26%	8.04%	9.81%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Global Fund
December 31, 2007 — December 31, 2017

	Ended 12/31/2017
	No Load Class	Advisor Class A (No Load)	Advisor Class A (Load Adjusted)(1)	Advisor Class C	S&P 500®	MSCI ACWI
One Year	49.20%	50.29%	41.56%	48.02%	21.83%	23.97%
Five Years	10.75%	10.74%	9.43%	9.97%	15.79%	10.80%
Ten Years	5.56%	N/A	N/A	N/A	8.50%	4.65%
Since Inception
No Load Class
(12/31/99)	0.01%	N/A	N/A	N/A	5.40%	4.24%
Since Inception
Advisor Class A
(5/19/08)	N/A	6.50%	5.85%	N/A	9.08%	4.90%
Since Inception
Advisor Class C
(5/19/08)	N/A	N/A	N/A	5.78%	9.08%	4.90%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Paradigm Fund
December 31, 2007 — December 31, 2017

	Ended 12/31/2017
	No Load Class	Advisor Class A (No Load)	Advisor Class A (Load Adjusted)(1)	Advisor Class C	Institutional Class	S&P 500®	MSCI ACWI
One Year	28.41%	28.07%	20.70%	27.48%	28.66%	21.83%	23.97%
Five Years	15.17%	14.89%	13.53%	14.32%	15.41%	15.79%	10.80%
Ten Years	5.07%	4.81%	4.19%	4.28%	5.27%	8.50%	4.65%
Since Inception
No Load Class
(12/31/99)	9.74%	N/A	N/A	N/A	N/A	5.40%	4.24%
Since Inception
Advisor Class A
(4/26/01)	N/A	9.98%	9.59%	N/A	N/A	6.86%	6.01%
Since Inception
Advisor Class C
(6/28/02)	N/A	N/A	N/A	10.08%	N/A	8.82%	7.80%
Since Inception
Institutional Class
(5/27/05)	N/A	N/A	N/A	N/A	8.87%	8.84%	7.11%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Medical Fund
December 31, 2007 — December 31, 2017

	Ended 12/31/2017
	No Load Class	Advisor Class A (No Load)	Advisor Class A (Load Adjusted)(1)	Advisor Class C	S&P 500®	NASDAQ Composite®
One Year	10.71%	10.43%	4.08%	9.86%	21.83%	28.24%
Five Years	13.53%	13.26%	11.92%	12.67%	15.79%	17.98%
Ten Years	8.35%	8.11%	7.47%	7.54%	8.50%	10.04%
Since Inception
No Load Class
(9/30/99)	9.17%	N/A	N/A	N/A	6.13%	5.18%
Since Inception
Advisor Class A
(4/26/01)	N/A	5.88%	5.51%	N/A	6.86%	7.60%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	7.82%	8.04%	9.81%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Small Cap Opportunities Fund
December 31, 2007 — December 31, 2017

	Ended 12/31/2017
	No Load Class	Advisor Class A (No Load)	Advisor Class A (Load Adjusted)(1)	Advisor Class C	Institutional Class	S&P 500®	S&P 600®
One Year	26.23%	25.94%	18.71%	25.31%	26.51%	21.83%	13.23%
Five Years	15.28%	14.99%	13.64%	14.43%	15.51%	15.79%	15.99%
Ten Years	5.39%	5.13%	4.51%	4.60%	5.59%	8.50%	10.43%
Since Inception
No Load Class
(3/20/00)	10.34%	N/A	N/A	N/A	N/A	5.51%	9.93%
Since Inception
Advisor Class A
(12/31/01)	N/A	8.73%	8.33%	N/A	N/A	7.58%	10.36%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	5.22%	N/A	8.04%	9.09%
Since Inception
Institutional Class
(8/12/05)	N/A	N/A	N/A	N/A	8.48%	8.74%	9.71%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Market Opportunities Fund
December 31, 2007 — December 31, 2017

	Ended 12/31/2017
	No Load Class	Advisor Class A (No Load)	Advisor Class A (Load Adjusted)(1)	Advisor Class C	Institutional Class	S&P 500®	MSCI EAFE®
One Year	47.28%	46.91	38.48%	46.12%	47.65%	21.83%	25.03%
Five Years	17.45%	17.16%	15.77%	16.55%	17.72%	15.79%	7.90%
Ten Years	6.22%	5.96%	5.33%	5.44%	N/A	8.50%	1.94%
Since Inception
No Load Class
(1/31/06)	9.54%	N/A	N/A	N/A	N/A	8.66%	4.04%
Since Inception
Advisor Class A
(1/31/06)	N/A	9.27%	8.72%	N/A	N/A	8.66%	4.04%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	7.03%	N/A	8.04%	2.38%
Since Inception
Institutional Class
(5/19/08)	N/A	N/A	N/A	N/A	8.54%	9.08%	2.07%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average total returns.

The Alternative Income Fund
December 31, 2007 — December 31, 2017

	Ended 12/31/2017
	No Load Class	Advisor Class A (No Load)	Advisor Class A (Load Adjusted)(1)	Advisor Class C	Institutional Class	Bloomberg Barclays U.S. 1-3 Year Credit	Bloomberg Barclays U.S. Aggregate Bond
One Year	2.32%	2.05%	-3.81%	1.53%	2.51%	1.66%	3.54%
Five Years	3.19%	2.91%	1.70%	2.42%	3.38%	1.44%	2.10%
Ten Years	0.17%	-0.09%	-0.67%	-0.58%	0.41%	2.82%	4.01%
Since Inception
No Load Class
(6/29/07)	0.41%	N/A	N/A	N/A	N/A	3.03%	4.38%
Since Inception
Advisor Class A
(6/29/07)	N/A	0.16%	-0.40%	N/A	N/A	3.03%	4.38%
Since Inception
Advisor Class C
(6/29/07)	N/A	N/A	N/A	-0.34%	N/A	3.03%	4.38%
Since Inception
Institutional Class
(6/29/07)	N/A	N/A	N/A	N/A	0.65%	3.03%	4.38%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average total returns.

The Multi-Disciplinary Income Fund
February 11, 2008 — December 31, 2017

	Ended 12/31/2017
	No Load Class	Advisor Class A (No Load)	Advisor Class A (Load Adjusted)(1)	Advisor Class C	Institutional Class	Bloomberg Barclays U.S. Aggregate Bond	Bloomberg Barclays U.S. Corporate High Yield Bond
One Year	4.75%	4.40%	-1.56%	4.00%	4.93%	3.54%	7.50%
Five Years	3.87%	3.60%	2.39%	3.10%	4.08%	2.10%	5.78%
Since Inception
No Load Class
(2/11/08)	4.85%	N/A	N/A	N/A	N/A	3.87%	8.41%
Since Inception
Advisor Class A
(2/11/08)	N/A	4.59%	3.96%	N/A	N/A	3.87%	8.41%
Since Inception
Advisor Class C
(2/11/08)	N/A	N/A	N/A	4.07%	N/A	3.87%	8.41%
Since Inception
Institutional Class
(2/11/08)	N/A	N/A	N/A	N/A	5.05%	3.87%	8.41%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average total returns.

The Kinetics Spin-off and Corporate Restructuring Fund
December 31, 2007 — December 31, 2017

	Ended 12/31/2017
	No Load Class		Advisor Class A (No Load)	Advisor Class A (Load Adjusted)(1)	Advisor Class C	Institutional Class	S&P 500®
One Year	N/A		15.66%	8.96%	14.74%	15.90%	21.83%
Five Years	N/A		9.21%	8.16%	8.43%	9.45%	15.79%
Ten Years	N/A		0.71%	0.23%	0.09%	0.94%	8.50%
Since Inception
No Load Class
(12/11/17)	3.05	%(2)	N/A	N/A	N/A	N/A	-0.03	%(2)
Since Inception
Advisor Class A
(5/4/07)	N/A		1.82%	1.36%	N/A	N/A	7.83%
Since Inception
Advisor Class C
(5/24/07)	N/A		N/A	N/A	1.15%	N/A	7.74%
Since Inception
Institutional Class
(7/11/07)	N/A		N/A	N/A	N/A	1.33%	7.90%

(1) Reflects front-end sales charge of 5.75%.

(2) Not annualized.

Returns for periods greater than one year are average annual total returns.

* Reflects the growth of a $1,000,000 investment.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example
December 31, 2017

Shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvestments of dividends or other distributions made by a Fund, redemption fees, and exchange fees, and (2), ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help investors understand the ongoing costs (in dollars) of investing in a series of Kinetics Mutual Funds, Inc. (except the Spin-off Fund, each a “Feeder Fund” and including the Spin-off Fund, collectively the “Funds”), and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on July 1, 2017 and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The Actual Expenses comparison provides information about actual account values and actual expenses. Unlike other mutual funds that directly acquire and manage their own portfolio securities, each Feeder Fund invests all or generally all of its investable assets in a corresponding series of The Kinetics Portfolios Trust (each, a “Master Portfolio”, and together the “Master Portfolios”), a separately registered investment company. The Master Portfolio, in turn, invests in securities. With this type of organization, expenses can accrue specifically to the Master Portfolio or the Feeder Fund or both. Each Feeder Fund records its proportionate share of the Master Portfolio’s expenses, including directed brokerage credits, on a daily basis. Any expense reductions include Fund-specific expenses as well as the expenses allocated from the Master Portfolio. Note, the Spin-off Fund is not a Feeder Fund.

The Funds will charge shareholder fees for outgoing wire transfers, returned checks, and exchanges executed by telephone between a Fund and any other Fund. The Funds’ transfer agent charges a $5.00 transaction fee to shareholder accounts for telephone exchanges between any two Funds. The Funds’ transfer agent does not charge a transaction fee for written exchange requests. IRA accounts are assessed a $15.00 annual fee. Finally, as a disincentive to market-timing transactions, the Funds will assess a 2.00% fee on the redemption or exchange of Fund shares held for less than 30 days. These fees will be paid to the Funds to help offset transaction costs. The Funds reserve the right to waive the redemption fee, subject to their sole discretion, in instances deemed not to be disadvantageous to the Funds or shareholders as described in the Funds’ prospectus.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2017

A shareholder may use the information provided in the first line, together with the amounts invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2017

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/17 to
	(7/1/17)	(12/31/17)	Ratio	12/31/17)

The Internet Fund
No Load Class Actual	$1,000.00	$1,388.60	1.83%	$11.02
No Load Class Hypothetical (5% return before expenses)	$1,000.00	$1,015.97	1.83%	$9.30
Advisor Class A Actual	$1,000.00	$1,387.10	2.08%	$12.51
Advisor Class A Hypothetical (5% return before expenses)	$1,000.00	$1,014.71	2.08%	$10.56
Advisor Class C Actual	$1,000.00	$1,384.40	2.58%	$15.51
Advisor Class C Hypothetical (5% return before expenses)	$1,000.00	$1,012.19	2.58%	$13.09

The Global Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$1,369.00	2.02%	$12.06
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,015.02	2.02%	$10.26
Advisor Class A Actual - after expense reimbursement	$1,000.00	$1,383.00	2.27%	$13.63
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,013.76	2.27%	$11.52
Advisor Class C Actual - after expense reimbursement	$1,000.00	$1,365.30	2.77%	$16.51
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,011.24	2.77%	$14.04

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2017

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/17 to
	(7/1/17)	(12/31/17)	Ratio	12/31/17)

The Paradigm Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$1,201.10	1.64%	$9.10
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class A Actual - after expense reimbursement	$1,000.00	$1,199.60	1.89%	$10.48
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,015.67	1.89%	$9.60
Advisor Class C Actual - after expense reimbursement	$1,000.00	$1,196.80	2.39%	$13.23
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,013.15	2.39%	$12.13
Institutional Class Actual - after expense reimbursement	$1,000.00	$1,202.30	1.44%	$7.99
Institutional Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,017.94	1.44%	$7.32

The Medical Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$1,014.50	1.39%	$7.06
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,018.19	1.39%	$7.07
Advisor Class A Actual - after expense reimbursement	$1,000.00	$1,013.60	1.64%	$8.32
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class C Actual - after expense reimbursement	$1,000.00	$1,010.80	2.14%	$10.85
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,014.41	2.14%	$10.87

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2017

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/17 to
	(7/1/17)	(12/31/17)	Ratio	12/31/17)

The Small Cap Opportunities Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$1,212.70	1.64%	$9.15
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class A Actual - after expense reimbursement	$1,000.00	$1,211.30	1.89%	$10.53
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,015.67	1.89%	$9.60
Advisor Class C Actual - after expense reimbursement	$1,000.00	$1,208.10	2.39%	$13.30
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,013.15	2.39%	$12.13
Institutional Class Actual - after expense reimbursement	$1,000.00	$1,214.00	1.44%	$8.04
Institutional Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,017.94	1.44%	$7.32

The Market Opportunities Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$1,365.10	1.64%	$9.78
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class A Actual - after expense reimbursement	$1,000.00	$1,362.70	1.89%	$11.26
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,015.67	1.89%	$9.60
Advisor Class C Actual - after expense reimbursement	$1,000.00	$1,359.50	2.39%	$14.21
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,013.15	2.39%	$12.13
Institutional Class Actual - after expense reimbursement	$1,000.00	$1,366.90	1.44%	$8.59
Institutional Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,017.94	1.44%	$7.32

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2017

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/17 to
	(7/1/17)	(12/31/17)	Ratio	12/31/17)

The Alternative Income Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$1,009.80	0.95%	$4.81
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,020.41	0.95%	$4.84
Advisor Class A Actual - after expense reimbursement	$1,000.00	$1,008.70	1.20%	$6.08
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,019.15	1.20%	$6.11
Advisor Class C Actual - after expense reimbursement	$1,000.00	$1,006.10	1.70%	$8.60
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.63	1.70%	$8.64
Institutional Class Actual - after expense reimbursement	$1,000.00	$1,011.00	0.75%	$3.80
Institutional Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,021.42	0.75%	$3.82

The Multi-Disciplinary Income Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$1,012.10	1.49%	$7.56
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,017.69	1.49%	$7.58
Advisor Class A Actual - after expense reimbursement	$1,000.00	$1,009.80	1.74%	$8.81
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.43	1.74%	$8.84
Advisor Class C Actual - after expense reimbursement	$1,000.00	$1,008.00	2.24%	$11.34
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,013.91	2.24%	$11.37
Institutional Class Actual - after expense reimbursement	$1,000.00	$1,013.10	1.29%	$6.55
Institutional Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,018.70	1.29%	$6.56

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2017

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/17 to
	(7/1/17)	(12/31/17)	Ratio	12/31/17)

The Spin-off Fund
No Load Class Actual - after expense reimbursement**	$1,000.00	$1,030.50	1.45%	$0.81
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement**	$1,000.00	$1,017.89	1.45%	$0.80
Advisor Class A Actual - after expense reimbursement	$1,000.00	$1,124.90	1.50%	$8.03
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,017.64	1.50%	$7.63
Advisor Class C Actual - after expense reimbursement	$1,000.00	$1,119.50	2.25%	$12.02
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,013.86	2.25%	$11.42
Institutional Class Actual - after expense reimbursement	$1,000.00	$1,136.50	1.25%	$6.73
Institutional Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,018.90	1.25%	$6.36

Note:	Each Feeder Fund records its proportionate share of the respective Master Portfolio’s expenses on a daily basis. Any expense reductions include Feeder Fund-specific expenses as well as the expenses allocated for the Master Portfolio.

*	Expenses are equal to the Feeder Fund’s annualized expense ratio after expense reimbursement multiplied by the average account value over the period, multiplied by 184/365.

**	Expenses paid 12/11/17-12/31/17 are equal to the Fund’s annualized expense ratio after expense reimbursement, multiplied by 20/365 (to reflect the inception date to the end of the annual period).

KINETICS MUTUAL FUNDS, INC. — THE FUND
Allocation of Portfolio Assets
December 31, 2017

The Kinetics Spin-off and Corporate Restructuring Fund

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Petroleum and Gas	$4,792,340	20.0%
Information	3,333,112	13.9%
Manufacturing	2,862,701	12.0%
Real Estate and Rental and Leasing	2,259,839	9.4%
Finance and Insurance	1,554,961	6.5%
Management of Companies and Enterprises	1,281,320	5.4%
Other Services (except Public Administration)	1,256,926	5.3%
Administrative and Support and Waste Management and Remediation Services	949,698	4.0%
Educational Services	893,360	3.7%
Transportation and Warehousing	693,462	2.9%
Accommodation and Food Services	64,974	0.3%
Mining, Quarrying, and Oil and Gas Extraction	15,241	0.1%

*	Excludes Short-Term Investments

KINETICS MUTUAL FUNDS, INC. — THE FUND
The Kinetics Spin-off and Corporate
Restructuring Fund
Schedule of Investments — December 31, 2017

COMMON STOCKS — 83.48%	Shares	Value
Accommodation — 0.27%
Civeo Corporation*	23,800	$64,974
Administrative and Support Services — 3.97%
PayPal Holdings, Inc.*	12,900	949,698
Asset Management — 4.95%
Associated Capital Group, Inc. — Class A	33,600	1,145,760
Onex Corporation	500	36,700
		1,182,460
Beverage and Tobacco Product Manufacturing — 0.45%
Crimson Wine Group Limited*	10,000	106,700
Broadcasting (except Internet) — 7.99%
Cable One, Inc.[c]	1,700	1,195,695
The E.W. Scripps Company — Class A*	20,000	312,600
Liberty Media Corp.-Liberty SiriusXM — Class C*	6,000	237,960
TEGNA, Inc.	11,600	163,328
		1,909,583
Cable Distributor — 1.42%
Liberty Broadband Corporation — Series A*	4,000	340,200
Chemical Manufacturing — 0.50%
Rayonier Advanced Materials, Inc.	5,800	118,610
Educational Services — 3.74%
Graham Holdings Company — Class B	1,600	893,360
Funds, Trusts, and Other Financial Vehicles — 1.20%
Capital Southwest Corporation	17,300	286,315
Healthcare — 2.20%
Halyard Health, Inc.*	10,600	489,508
Prestige Brands Holdings, Inc.*	797	35,395
		524,903
Holding Company — 3.26%
Dundee Corporation — Class A*	42,900	86,186
Icahn Enterprises LP	13,100	694,300
		780,486
Home Building Products — 1.05%
Masco Corporation	5,700	250,458

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
The Kinetics Spin-off and Corporate
Restructuring Fund
Schedule of Investments — December 31, 2017 — (Continued)

	Shares	Value
Lessors of Nonresidential Buildings (except Miniwarehouses) — 8.62%
The Howard Hughes Corporation*[c]	15,700	$2,060,939
Machinery Manufacturing — 4.59%
The Manitowoc Company, Inc.*	8,025	315,704
Welbilt, Inc.*	33,300	782,882
		1,098,586
Media — 2.09%
Liberty Media Corp.-Liberty Braves — Class C*	1,590	35,330
Liberty Media Corp.-Liberty Formula One — Class A*	4,850	158,692
Lions Gate Entertainment Corporation — Class B*	9,633	305,751
		499,773
Miscellaneous Manufacturing — 3.00%
CSW Industrials, Inc.*	15,600	716,820
Oil and Gas — 20.04%
Texas Pacific Land Trust[c]	10,730	4,792,340
Oil and Gas Extraction — 0.06%
Atlas Energy Group LLC*	313,600	15,241
Publishing Industries (except Internet) — 2.44%
Gannett Co, Inc.	7,700	89,243
New Media Investment Group, Inc.	20,600	345,668
Tribune Media Company — Class A	3,500	148,645
		583,556
Real Estate — 5.26%
DREAM Unlimited Corp. — Class A*[c]	204,000	1,256,926
Rental and Leasing Services — 0.83%
Hertz Global Holdings, Inc.*	9,000	198,900
Satellite Telecommunications — 2.46%
EchoStar Corporation — Class A*	9,800	587,020
Sporting Goods — 0.19%
Vista Outdoor, Inc.*	3,200	46,624
Water Transportation — 2.90%
A.P. Moeller-Maersk A/S — Class B — ADR	79,800	693,462
TOTAL COMMON STOCKS
(cost $14,974,915)		19,957,934

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
The Kinetics Spin-off and Corporate
Restructuring Fund
Schedule of Investments — December 31, 2017 — (Continued)

SHORT-TERM INVESTMENTS — 17.01%	Shares	Value
Money Market Funds — 0.09%
Fidelity Institutional Government Portfolio — Class I, 1.14%[b]	21,249	$21,249

	Principal
	Amount
U.S. Treasury Obligations — 16.92%
United States Treasury Bills
Maturity Date: 02/08/2018, Yield to Maturity 1.17%	$4,051,000	4,045,811
TOTAL SHORT-TERM INVESTMENTS
(cost $4,067,246)		4,067,060
TOTAL INVESTMENTS — 100.49%
(cost $19,042,161)		$24,024,994

Percentages are stated as a percent of net assets.

* — Non-income producing security.

b — The rate quoted is the annualized seven-day yield as of December 31, 2017.

c — Significant Investment — See Note 6.

ADR — American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities
December 31, 2017

	The Internet	The Global
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$168,233,463	$15,675,638
Receivable from Adviser	—	13,190
Receivable for Master Portfolio interest sold	663,307	—
Receivable for Fund shares sold	654,486	70,093
Prepaid expenses and other assets	9,857	16,317
Total Assets	169,561,113	15,775,238
LIABILITIES:
Payable for Master Portfolio interest purchased	—	2,814
Payable to Directors	3,433	299
Payable to Chief Compliance Officer	191	5
Payable for Fund shares repurchased	1,317,793	65,783
Payable for taxes	—	36,190
Payable for shareholder servicing fees	35,075	3,161
Payable for distribution fees	3,199	9,505
Fund distribution payable	1	1,496
Accrued expenses and other liabilities	49,372	13,258
Total Liabilities	1,409,064	132,511
Net Assets	$168,152,049	$15,642,727
NET ASSETS CONSIST OF:
Paid in capital	$92,061,960	$11,584,336
Accumulated net investment income (loss)	698,156	(47,172)
Accumulated net realized gain (loss) on investments and foreign currency	4,996,356	(1,612)
Net unrealized appreciation on:
Investments and foreign currency	70,395,577	4,107,175
Net Assets	$168,152,049	$15,642,727
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$162,120,008	$8,577,345
Shares outstanding	3,107,119	1,198,960
Net asset value per share (offering price and redemption price)	$52.18	$7.15
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$4,184,920	$1,522,812
Shares outstanding	84,941	212,871
Net asset value per share (redemption price)	$49.27	$7.15
Offering price per share ($49.27 divided by .9425 and $7.15 divided by .9425)	$52.28	$7.59
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$1,847,121	$5,542,570
Shares outstanding	41,755	819,472
Net asset value per share (offering price and redemption price)	$44.24	$6.76

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2017

	The Paradigm	The Medical
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$775,257,266	$19,427,079
Receivable from Adviser	28,582	12,691
Receivable for Master Portfolio interest sold	176,458	5,295
Receivable for Fund shares sold	440,748	34,206
Prepaid expenses and other assets	35,491	11,149
Total Assets	775,938,545	19,490,420
LIABILITIES:
Payable to Directors	20,737	553
Payable to Chief Compliance Officer	1,331	38
Payable for Fund shares repurchased	617,206	39,502
Payable for shareholder servicing fees	126,524	4,114
Payable for distribution fees	167,777	1,543
Accrued expenses and other liabilities	171,081	15,455
Total Liabilities	1,104,656	61,205
Net Assets	$774,833,889	$19,429,215
NET ASSETS CONSIST OF:
Paid in capital	$562,898,906	$13,733,174
Accumulated net investment income (loss)	(4,569,146)	22,369
Accumulated net realized loss on investments and foreign currency	(120,781,994)	(66,811)
Net unrealized appreciation on:
Investments and foreign currency	337,286,123	5,740,483
Net Assets	$774,833,889	$19,429,215
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$339,188,809	$16,060,251
Shares outstanding	7,019,177	633,992
Net asset value per share (offering price and redemption price)	$48.32	$25.33
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$108,028,728	$2,985,552
Shares outstanding	2,298,915	122,735
Net asset value per share (redemption price)	$46.99	$24.33
Offering price per share ($46.99 divided by .9425 and $24.33 divided by .9425)	$49.86	$25.81
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$118,924,461	$383,412
Shares outstanding	2,690,267	16,265
Net asset value per share (offering price and redemption price)	$44.21	$23.57
CALCULATION OF NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS:
Net Assets	$208,691,891	N/A
Shares outstanding	4,291,947	N/A
Net asset value per share (offering price and redemption price)	$48.62	N/A

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2017

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$181,412,764	$77,254,398
Receivable from Adviser	16,622	11,378
Receivable for Master Portfolio interest sold	286,900	—
Receivable for Fund shares sold	72,767	554,241
Prepaid expenses and other assets	15,175	5,617
Total Assets	181,804,228	77,825,634
LIABILITIES:
Payable for Master Portfolio interest purchased	—	479,415
Payable to Directors	5,045	1,459
Payable to Chief Compliance Officer	324	59
Payable for Fund shares repurchased	359,667	74,826
Payable for shareholder servicing fees	32,987	13,768
Payable for distribution fees	13,354	10,428
Accrued expenses and other liabilities	48,155	23,700
Total Liabilities	459,532	603,655
Net Assets	$181,344,696	$77,221,979
NET ASSETS CONSIST OF:
Paid in capital	$167,365,163	$56,407,309
Accumulated net investment loss	(8,214,302)	(941,895)
Accumulated net realized loss on investments and foreign currency	(9,235,907)	(1,653,835)
Net unrealized appreciation on:
Investments and foreign currency	31,429,742	23,410,400
Net Assets	$181,344,696	$77,221,979
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$133,960,278	$51,298,150
Shares outstanding	2,613,854	1,920,073
Net asset value per share (offering price and redemption price)	$51.25	$26.72
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$11,735,365	$7,557,040
Shares outstanding	235,613	286,150
Net asset value per share (redemption price)	$49.81	$26.41
Offering price per share ($49.81 divided by .9425 and $26.41 divided by .9425)	$52.85	$28.02
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$8,134,926	$8,139,093
Shares outstanding	170,302	318,755
Net asset value per share (offering price and redemption price)	$47.77	$25.53
CALCULATION OF NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS:
Net Assets	$27,514,127	$10,227,696
Shares outstanding	528,414	378,194
Net asset value per share (offering price and redemption price)	$52.07	$27.04

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2017

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$22,981,848	$49,027,688
Receivable from Adviser	16,053	15,164
Receivable for Fund shares sold	228,157	116,625
Prepaid expenses and other assets	17,324	3,528
Total Assets	23,243,382	49,163,005
LIABILITIES:
Payable for Master Portfolio interest purchased	221,387	6,060
Payable to Directors	688	1,744
Payable to Chief Compliance Officer	60	139
Payable for Fund shares repurchased	6,770	110,565
Payable for shareholder servicing fees	2,300	5,329
Payable for distribution fees	3,823	14,265
Accrued expenses and other liabilities	17,274	24,027
Total Liabilities	252,302	162,129
Net Assets	$22,991,080	$49,000,876
NET ASSETS CONSIST OF:
Paid in capital	$25,229,490	$51,137,109
Accumulated net investment income	19,869	47,460
Accumulated net realized loss on investments, foreign currency and written option contracts	(2,211,428)	(821,959)
Net unrealized appreciation (depreciation) on:
Investments and foreign currency	(54,616)	(1,361,734)
Written option contracts	7,765	—
Net Assets	$22,991,080	$49,000,876
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$4,967,959	$6,974,065
Shares outstanding	50,916	632,976
Net asset value per share (offering price and redemption price)	$97.57	$11.02
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$1,501,490	$4,640,143
Shares outstanding	15,579	423,185
Net asset value per share (redemption price)	$96.38	$10.96
Offering price per share ($96.38 divided by .9425 and $10.96 divided by .9425)	$102.26	$11.63
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$1,513,306	$6,987,217
Shares outstanding	16,320	643,632
Net asset value per share (offering price and redemption price)	$92.73	$10.86
CALCULATION OF NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS:
Net Assets	$15,008,325	$30,399,451
Shares outstanding	151,790	2,753,874
Net asset value per share (offering price and redemption price)	$98.88	$11.04

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Statement of Assets & Liabilities — (Continued)
December 31, 2017

The Kinetics
Spin-off and
Corporate
Restructuring
Fund
ASSETS:
Investments, at value(1)	$24,024,994
Cash	3,414
Receivable for investments sold	13,558
Dividends and interest receivable	9,717
Total Assets	24,051,683
LIABILITIES:
Payable to Adviser	34,084
Payable to Directors	901
Payable to Chief Compliance Officer	57
Payable for Fund shares repurchased	69,569
Payable for shareholder servicing fees	3,012
Payable for distribution fees	4,749
Accrued expenses and other liabilities	30,433
Total Liabilities	142,805
Net Assets	$23,908,878
(1) Cost of investments	$19,042,161
NET ASSETS CONSIST OF:
Paid in capital	$19,430,011
Accumulated net investment loss	(580,003)
Accumulated net realized loss on investments and foreign currency	76,037
Net unrealized appreciation on:
Investments and foreign currency	4,982,833
Net Assets	$23,908,878
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$10,300
Shares outstanding	925
Net asset value per share (offering price and redemption price)	$11.14
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$4,322,434
Shares outstanding	405,213
Net asset value per share (redemption price)	$10.67
Offering price per share ($10.67 divided by .9425)	$11.32
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$5,526,098
Shares outstanding	543,155
Net asset value per share (offering price and redemption price)	$10.17
CALCULATION OF NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS:
Net Assets	$14,050,046
Shares outstanding	1,315,274
Net asset value per share (offering price and redemption price)	$10.68

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations
For the Year Ended December 31, 2017

	The Internet	The Global
	Fund	Fund
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$2,715,629	$294,056
Interest	382,353	34,408
Income from securities lending	205,439	8,098
Expenses allocated from Master Portfolio	(1,714,652)	(154,491)
Net investment income from Master Portfolio	1,588,769	182,071
EXPENSES:
Distribution fees — Advisor Class A	5,832	1,656
Distribution fees — Advisor Class C	6,940	22,978
Shareholder servicing fees — Advisor Class A	5,832	1,656
Shareholder servicing fees — Advisor Class C	2,313	7,660
Shareholder servicing fees — No Load Class	305,056	15,036
Transfer agent fees and expenses	110,547	17,785
Reports to shareholders	22,113	3,302
Administration fees	52,817	5,820
Tax expense (See Note 2)	—	36,190
Professional fees	19,789	9,042
Directors’ fees	11,975	922
Chief Compliance Officer fees	2,552	191
Registration fees	50,007	45,779
Fund accounting fees	6,085	457
Other expenses	4,742	309
Total expenses	606,600	168,783
Less, expense reimbursement	—	(127,056)
Net expenses	606,600	41,727
Net investment income	982,169	140,344
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	26,950,019	1,161,004
Reimbursement by Affiliate	422	—
Net change in unrealized appreciation of:
Investments and foreign currency	32,196,353	3,026,419
Net gain on investments	59,146,794	4,187,423
Net increase in net assets resulting from operations	$60,128,963	$4,327,767
† Net of foreign taxes withheld of:	$136	$10,098

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2017

	The Paradigm	The Medical
	Fund	Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$5,306,193	$451,122
Interest	506,835	4,024
Income from securities lending	302,937	5,827
Expenses allocated from Master Portfolio	(10,156,707)	(293,440)
Net investment income (loss) from Master Portfolio	(4,040,742)	167,533
EXPENSES:
Distribution fees — Advisor Class A	257,878	8,317
Distribution fees — Advisor Class C	847,418	2,813
Shareholder servicing fees — Advisor Class A	257,878	8,317
Shareholder servicing fees — Advisor Class C	282,473	938
Shareholder servicing fees — No Load Class	792,664	42,000
Shareholder servicing fees — Institutional Class	422,546	—
Transfer agent fees and expenses	209,016	23,060
Reports to shareholders	72,769	4,542
Administration fees	318,562	8,718
Professional fees	79,960	10,145
Directors’ fees	73,983	2,001
Chief Compliance Officer fees	15,924	434
Registration fees	77,013	46,140
Fund accounting fees	37,753	1,018
Other expenses	33,534	915
Total expenses	3,779,371	159,358
Less, expense waiver for Institutional Class shareholder servicing fees	(316,909)	—
Less, expense reimbursement	(726,971)	(156,695)
Net expenses	2,735,491	2,663
Net investment income (loss)	(6,776,233)	164,870
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	116,233,814	2,350,183
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	70,690,428	(424,529)
Net gain on investments	186,924,242	1,925,654
Net increase in net assets resulting from operations	$180,148,009	$2,090,524
† Net of foreign taxes withheld of:	$135,558	$15,625

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2017

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$1,412,835	$1,072,104
Interest	76,984	115,273
Income from securities lending	126,914	47,424
Expenses allocated from Master Portfolio	(2,472,602)	(702,927)
Net investment income (loss) from Master Portfolio	(855,869)	531,874
EXPENSES:
Distribution fees — Advisor Class A	31,042	12,021
Distribution fees — Advisor Class C	60,242	39,366
Shareholder servicing fees — Advisor Class A	31,042	12,021
Shareholder servicing fees — Advisor Class C	20,081	13,122
Shareholder servicing fees — No Load Class	315,573	91,099
Shareholder servicing fees — Institutional Class	67,632	7,978
Transfer agent fees and expenses	54,729	28,926
Reports to shareholders	24,961	6,330
Administration fees	76,797	22,937
Professional fees	25,546	12,763
Directors’ fees	17,912	4,818
Chief Compliance Officer fees	3,851	1,018
Registration fees	60,046	58,768
Fund accounting fees	9,103	2,434
Other expenses	8,391	1,768
Total expenses	806,948	315,369
Less, expense waiver for Institutional Class shareholder servicing fees	(50,723)	(5,983)
Less, expense reimbursement	(245,072)	(140,939)
Net expenses	511,153	168,447
Net investment income (loss)	(1,367,022)	363,427
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	15,142,437	7,024,052
Net change in unrealized appreciation of:
Investments and foreign currency	25,743,329	13,982,989
Net gain on investments	40,885,766	21,007,041
Net increase in net assets resulting from operations	$39,518,744	$21,370,468
† Net of foreign taxes withheld of:	$43,396	$16,262

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2017

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Fund	Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends	$106,805	$474,222
Interest	171,120	2,603,068
Income from securities lending	—	64,572
Expenses allocated from Master Portfolio	(287,699)	(904,426)
Net investment income (loss) from Master Portfolio	(9,774)	2,237,436
EXPENSES:
Distribution fees — Advisor Class A	6,712	14,199
Distribution fees — Advisor Class C	11,888	61,666
Shareholder servicing fees — Advisor Class A	6,712	14,199
Shareholder servicing fees — Advisor Class C	3,963	20,555
Shareholder servicing fees — No Load Class	13,528	18,302
Shareholder servicing fees — Institutional Class	34,602	86,764
Transfer agent fees and expenses	25,059	32,078
Reports to shareholders	5,753	11,312
Administration fees	13,841	30,029
Professional fees	10,876	14,517
Directors’ fees	2,695	6,611
Chief Compliance Officer fees	592	1,438
Registration fees	56,115	61,837
Fund accounting fees	1,371	3,318
Other expenses	1,179	4,082
Total expenses	194,886	380,907
Less, expense waiver for Institutional Class shareholder servicing fees	(25,951)	(65,073)
Less, expense reimbursement	(216,303)	(268,553)
Net expenses	(47,368)	47,281
Net investment income	37,594	2,190,155
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	4,946	483,413
Written option contracts expired or closed	824,434	4,581
Long term realized gain distributions received from other investment companies	37	20,106
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(19,937)	319,718
Written option contracts	(207,851)	(4,535)
Net gain on investments	601,629	823,283
Net increase in net assets resulting from operations	$639,223	$3,013,438

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Statement of Operations — (Continued)
For the Period Ended December 31, 2017#

The Kinetics
Spin-off and
Corporate
Restructuring
Fund
INVESTMENT INCOME:
Dividends†	$180,927
Interest	2,862
Total investment income	183,789
EXPENSES:
Distribution fees — Advisor Class A	7,214
Distribution fees — Advisor Class C	36,753
Shareholder servicing fees — Advisor Class A	2,726
Shareholder servicing fees — Advisor Class C	3,537
Shareholder servicing fees — No Load Class(1)	1
Shareholder servicing fees — Institutional Class	7,595
Transfer agent fees and expenses	5,362
Reports to shareholders	5,226
Administration fees	10,623
Professional fees	19,655
Directors’ fees	4,070
Chief Compliance Officer fees	4,777
Registration fees	39,446
Fund accounting fees	8,428
Investment advisory fees	149,235
Custodian fees and expenses	8,435
Other expenses	4,359
Total expenses	317,442
Less, expense waiver for Institutional Class shareholder servicing fees	(1,210)
Less, expense reimbursement	(84,935)
Net expenses	231,297
Net investment loss	(47,508)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
Investments and foreign currency	(741,847)
Net change in unrealized appreciation of:
Investments and foreign currency	3,468,089
Net gain on investments	2,726,242
Net increase in net assets resulting from operations	$2,678,734
† Net of foreign taxes withheld of:	$14

#	For the period May 1, 2017 through December 31, 2017. The Fund changed its fiscal year end from April 30 to December 31.

(1)	No Load Class shares of the Spin-off Fund commenced operations on December 11, 2017.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
OPERATIONS:
Net investment income (loss)	$982,169	$(1,955,770)	$140,344	$(25,970)
Net realized gain on sale of investments and foreign currency	26,950,019	13,022,035	1,161,004	111,804
Reimbursement by Affiliate	422	—	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency	32,196,353	(8,519,074)	3,026,419	854,717
Net increase in net assets resulting from operations	60,128,963	2,547,191	4,327,767	940,551
DISTRIBUTIONS TO SHAREHOLDERS —
NO LOAD CLASS:
Net investment income	—	—	(105,961)	—
Net realized gains	(25,520,599)	(8,879,758)	(606,497)	(21,202)
Total distributions	(25,520,599)	(8,879,758)	(712,458)	(21,202)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS A:
Net investment income	—	—	(18,535)	—
Net realized gains	(701,439)	(169,077)	(109,467)	(1,243)
Total distributions	(701,439)	(169,077)	(128,002)	(1,243)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS C:
Net investment income	—	—	(52,170)	—
Net realized gains	(327,682)	(63,603)	(415,034)	(8,029)
Total distributions	(327,682)	(63,603)	(467,204)	(8,029)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	13,869,121	1,046,833	4,438,066	484,783
Redemption fees	9,591	94	640	26
Proceeds from shares issued to holders in reinvestment of dividends	25,016,016	8,711,883	703,941	20,774
Cost of shares redeemed	(19,722,027)	(15,786,204)	(3,673,657)	(584,869)
Net increase (decrease) in net assets resulting from capital share transactions	19,172,701	(6,027,394)	1,468,990	(79,286)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	1,993,592	368,808	1,394,573	15,934
Redemption fees	663	—	6,708	20
Proceeds from shares issued to holders in reinvestment of dividends	620,514	132,819	109,578	910
Cost of shares redeemed	(776,608)	(1,422,733)	(495,581)	(123,596)
Net increase (decrease) in net assets resulting from capital share transactions	1,838,161	(921,106)	1,015,278	(106,732)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	$832,414	$177,434	$2,370,433	$181,562
Redemption fees	916	—	—	—
Proceeds from shares issued to holders in reinvestment of dividends	317,411	60,833	450,731	7,727
Cost of shares redeemed	(145,331)	(325,978)	(228,255)	(103,278)
Net increase (decrease) in net assets resulting from capital share transactions	1,005,410	(87,711)	2,592,909	86,011
TOTAL INCREASE (DECREASE)
IN NET ASSETS:	55,595,515	(13,601,458)	8,097,280	810,070
NET ASSETS:
Beginning of year	112,556,534	126,157,992	7,545,447	6,735,377
End of year*	$168,152,049	$112,556,534	$15,642,727	$7,545,447
* Including undistributed net investment income (loss) of:	$698,156	$(230,532)	$(47,172)	$(14,759)
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	239,537	25,912	670,595	99,946
Shares issued in reinvestments of dividends and distributions	484,056	221,507	99,427	3,972
Shares redeemed	(411,798)	(387,166)	(586,998)	(121,826)
Net increase (decrease) in shares outstanding	311,795	(139,747)	183,024	(17,908)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	38,254	9,415	218,380	3,331
Shares issued in reinvestments of dividends and distributions	12,715	3,535	15,477	175
Shares redeemed	(17,221)	(36,091)	(80,469)	(26,471)
Net increase (decrease) in shares outstanding	33,748	(23,141)	153,388	(22,965)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	17,566	4,936	407,943	39,782
Shares issued in reinvestments of dividends and distributions	7,244	1,762	67,374	1,548
Shares redeemed	(3,436)	(9,057)	(40,660)	(22,287)
Net increase (decrease) in shares outstanding	21,374	(2,359)	434,657	19,043

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
OPERATIONS:
Net investment income (loss)	$(6,776,233)	$(8,912,000)	$164,870	$151,178
Net realized gain on sale of investments and foreign currency	116,233,814	77,793,743	2,350,183	1,820,994
Net change in unrealized appreciation (depreciation) of investments and foreign currency	70,690,428	64,985,193	(424,529)	(4,341,168)
Net increase (decrease) in net assets resulting from operations	180,148,009	133,866,936	2,090,524	(2,368,996)
DISTRIBUTIONS TO SHAREHOLDERS —
NO LOAD CLASS:
Net investment income	—	—	(141,468)	(137,517)
Net realized gains	—	—	(2,136,625)	(830,858)
Total distributions	—	—	(2,278,093)	(968,375)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS A:
Net investment income	—	—	(19,097)	(13,525)
Net realized gains	—	—	(416,218)	(182,376)
Total distributions	—	—	(435,315)	(195,901)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS C:
Net investment income	—	—	—	—
Net realized gains	—	—	(54,651)	(21,406)
Total distributions	—	—	(54,651)	(21,406)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	44,431,611	71,124,008	369,030	734,660
Redemption fees	9,270	5,502	438	68
Proceeds from shares issued to holders in reinvestment of dividends	—	—	2,244,865	954,798
Cost of shares redeemed	(119,870,442)	(77,240,016)	(3,553,923)	(3,621,222)
Net decrease in net assets resulting from capital share transactions	(75,429,561)	(6,110,506)	(939,590)	(1,931,696)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	8,957,538	7,383,372	248,099	451,900
Redemption fees	734	267	6	60
Proceeds from shares issued to holders in reinvestment of dividends	—	—	409,945	180,459
Cost of shares redeemed	(30,363,497)	(49,899,412)	(1,258,535)	(2,471,535)
Net decrease in net assets resulting from capital share transactions	(21,405,225)	(42,515,773)	(600,485)	(1,839,116)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	$2,792,488	$4,653,364	$52,217	$6,374
Redemption fees	2,133	861	—	—
Proceeds from shares issued to holders in reinvestment of dividends	—	—	34,720	14,965
Cost of shares redeemed	(23,266,717)	(26,116,371)	(109,191)	(132,593)
Net decrease in net assets resulting from capital share transactions	(20,472,096)	(21,462,146)	(22,254)	(111,254)
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	49,616,717	57,494,542	N/A	N/A
Redemption fees	2,714	4,908	N/A	N/A
Proceeds from shares issued to holders in reinvestment of dividends	—	—	N/A	N/A
Cost of shares redeemed	(161,237,337)	(135,527,003)	N/A	N/A
Net decrease in net assets resulting from capital share transactions	(111,617,906)	(78,027,553)	N/A	N/A
TOTAL DECREASE IN NET ASSETS:	(48,776,779)	(14,249,042)	(2,239,864)	(7,436,744)
NET ASSETS:
Beginning of year	823,610,668	837,859,710	21,669,079	29,105,823
End of year*	$774,833,889	$823,610,668	$19,429,215	$21,669,079
* Including undistributed net investment income (loss) of:	$(4,569,146)	$(7,293,652)	$22,369	$22,162
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	1,066,897	2,015,977	13,162	26,060
Shares issued in reinvestments of dividends and distributions	—	—	88,242	35,868
Shares redeemed	(2,999,016)	(2,413,372)	(126,969)	(129,197)
Net decrease in shares outstanding	(1,932,119)	(397,395)	(25,565)	(67,269)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	222,108	223,808	8,935	16,960
Shares issued in reinvestments of dividends and distributions	—	—	16,780	7,019
Shares redeemed	(755,960)	(1,639,715)	(46,381)	(91,635)
Net decrease in shares outstanding	(533,852)	(1,415,907)	(20,666)	(67,656)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	75,564	156,056	2,016	255
Shares issued in reinvestments of dividends and distributions	—	—	1,467	599
Shares redeemed	(613,780)	(857,941)	(4,125)	(5,051)
Net decrease in shares outstanding	(538,216)	(701,885)	(642)	(4,197)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	1,214,145	1,715,989	N/A	N/A
Shares issued in reinvestments of dividends and distributions	—	—	N/A	N/A
Shares redeemed	(4,090,122)	(4,199,430)	N/A	N/A
Net decrease in shares outstanding	(2,875,977)	(2,483,441)	N/A	N/A

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
OPERATIONS:
Net investment income (loss)	$(1,367,022)	$(2,055,836)	$363,427	$(422,185)
Net realized gain on sale of investments and foreign currency	15,142,437	3,396,417	7,024,052	2,288,261
Net change in unrealized appreciation of investments and foreign currency	25,743,329	41,387,172	13,982,989	5,650,095
Net increase in net assets resulting from operations	39,518,744	42,727,753	21,370,468	7,516,171
DISTRIBUTIONS TO SHAREHOLDERS —
NO LOAD CLASS:
Net investment income	—	—	(323,879)	—
Total distributions	—	—	(323,879)	—
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS A:
Net investment income	—	—	(38,468)	—
Total distributions	—	—	(38,468)	—
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS C:
Net investment income	—	—	(17,693)	—
Total distributions	—	—	(17,693)	—
DISTRIBUTIONS TO SHAREHOLDERS —
INSTITUTIONAL CLASS:
Net investment income	—	—	(80,207)	—
Total distributions	—	—	(80,207)	—
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	5,823,148	6,517,422	5,965,626	621,393
Redemption fees	1,091	3,423	1,131	80
Proceeds from shares issued to holders in reinvestment of dividends	—	—	321,648	—
Cost of shares redeemed	(33,621,459)	(46,268,511)	(2,056,025)	(5,340,260)
Net increase (decrease) in net assets resulting from capital share transactions	(27,797,220)	(39,747,666)	4,232,380	(4,718,787)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	$890,057	$1,044,917	$3,106,373	$518,836
Redemption fees	68	126	17	—
Proceeds from shares issued to holders in reinvestment of dividends	—	—	34,324	—
Cost of shares redeemed	(5,565,578)	(4,883,859)	(2,088,142)	(1,215,323)
Net increase (decrease) in net assets resulting from capital share transactions	(4,675,453)	(3,838,816)	1,052,572	(696,487)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	236,039	425,153	2,156,163	69,290
Redemption fees	—	99	—	—
Proceeds from shares issued to holders in reinvestment of dividends	—	—	16,105	—
Cost of shares redeemed	(2,296,457)	(2,510,620)	(576,992)	(470,568)
Net increase (decrease) in net assets resulting from capital share transactions	(2,060,418)	(2,085,368)	1,595,276	(401,278)
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	11,570,347	18,338,379	7,213,450	851,210
Redemption fees	206	68	3,507	—
Proceeds from shares issued to holders in reinvestment of dividends	—	—	78,499	—
Cost of shares redeemed	(40,291,007)	(30,302,253)	(1,432,381)	(1,148,652)
Net increase (decrease) in net assets resulting from capital share transactions	(28,720,454)	(11,963,806)	5,863,075	(297,442)
TOTAL INCREASE (DECREASE) IN NET ASSETS:	(23,734,801)	(14,907,903)	33,653,524	1,402,177
NET ASSETS:
Beginning of year	205,079,497	219,987,400	43,568,455	42,166,278
End of year*	$181,344,696	$205,079,497	$77,221,979	$43,568,455
* Including undistributed net investment loss of:	$(8,214,302)	$(6,504,924)	$(941,895)	$(860,651)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	133,314	174,596	240,026	36,332
Shares issued in reinvestments of dividends and distributions	—	—	12,142	—
Shares redeemed	(781,891)	(1,355,350)	(94,372)	(334,070)
Net increase (decrease) in shares outstanding	(648,577)	(1,180,754)	157,796	(297,738)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	20,307	29,681	134,566	30,539
Shares issued in reinvestments of dividends and distributions	—	—	1,310	—
Shares redeemed	(130,908)	(149,461)	(100,805)	(78,792)
Net increase (decrease) in shares outstanding	(110,601)	(119,780)	35,071	(48,253)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	5,891	12,743	93,535	4,450
Shares issued in reinvestments of dividends and distributions	—	—	636	—
Shares redeemed	(56,617)	(77,943)	(28,312)	(30,070)
Net increase (decrease) in shares outstanding	(50,726)	(65,200)	65,859	(25,620)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	263,166	517,218	311,032	48,793
Shares issued in reinvestments of dividends and distributions	—	—	2,927	—
Shares redeemed	(962,015)	(841,757)	(67,182)	(71,360)
Net increase (decrease) in shares outstanding	(698,849)	(324,539)	246,777	(22,567)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
OPERATIONS:
Net investment income	$37,594	$15,560	$2,190,155	$3,633,694
Net realized gain (loss) on sale of investments, foreign currency and written options and distributions received from other investment companies	829,417	973,351	508,100	(921,851)
Net change in unrealized appreciation (depreciation) of investments, foreign currency and written options	(227,788)	75,838	315,183	5,847,445
Net increase in net assets resulting from operations	639,223	1,064,749	3,013,438	8,559,288
DISTRIBUTIONS TO SHAREHOLDERS —
NO LOAD CLASS:
Net investment income	—	—	(293,689)	(243,392)
Total distributions	—	—	(293,689)	(243,392)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS A:
Net investment income	—	—	(213,170)	(244,116)
Total distributions	—	—	(213,170)	(244,116)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS C:
Net investment income	—	—	(262,131)	(270,362)
Total distributions	—	—	(262,131)	(270,362)
DISTRIBUTIONS TO SHAREHOLDERS —
INSTITUTIONAL CLASS:
Net investment income	(31,226)	(20,871)	(1,366,421)	(2,878,143)
Total distributions	(31,226)	(20,871)	(1,366,421)	(2,878,143)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	2,783,461	3,521,065	3,890,740	3,282,631
Redemption fees	819	83	455	—
Proceeds from shares issued to holders in reinvestment of dividends	—	—	277,189	217,222
Cost of shares redeemed	(3,604,721)	(2,617,868)	(4,053,501)	(3,147,154)
Net increase (decrease) in net assets resulting from capital share transactions	(820,441)	903,280	114,883	352,699

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	$1,651,244	$2,413,212	$2,068,915	$1,787,413
Redemption fees	78	121	120	—
Proceeds from shares issued to holders in reinvestment of dividends	—	—	177,261	196,656
Cost of shares redeemed	(2,663,363)	(1,610,735)	(4,603,923)	(4,202,005)
Net increase (decrease) in net assets resulting from capital share transactions	(1,012,041)	802,598	(2,357,627)	(2,217,936)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	176,934	557,339	3,044,872	337,454
Proceeds from shares issued to holders in reinvestment of dividends	—	—	243,911	259,640
Cost of shares redeemed	(327,819)	(325,872)	(4,144,246)	(2,571,306)
Net increase (decrease) in net assets resulting from capital share transactions	(150,885)	231,467	(855,463)	(1,974,212)
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	4,510,618	5,245,676	11,448,169	24,968,968
Redemption fees	497	844	—	101
Proceeds from shares issued to holders in reinvestment of dividends	31,187	20,587	1,361,419	2,872,502
Cost of shares redeemed	(8,102,698)	(8,066,853)	(61,206,726)	(19,634,005)
Net increase (decrease) in net assets resulting from capital share transactions	(3,560,396)	(2,799,746)	(48,397,138)	8,207,566
TOTAL INCREASE (DECREASE)
IN NET ASSETS:	(4,935,766)	181,477	(50,617,318)	9,291,392
NET ASSETS:
Beginning of year	27,926,846	27,745,369	99,618,194	90,326,802
End of year*	$22,991,080	$27,926,846	$49,000,876	$99,618,194
* Including undistributed net investment income of:	$19,869	$13,501	$47,460	$37,906

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	28,909	37,588	351,176	300,961
Shares issued in reinvestments of dividends and distributions	—	—	25,155	20,220
Shares redeemed	(37,382)	(28,043)	(365,175)	(291,199)
Net increase (decrease) in shares outstanding	(8,473)	9,545	11,156	29,982
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	17,311	26,098	187,839	164,532
Shares issued in reinvestments of dividends and distributions	—	—	16,178	18,414
Shares redeemed	(27,761)	(17,258)	(417,326)	(398,656)
Net increase (decrease) in shares outstanding	(10,450)	8,840	(213,309)	(215,710)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	1,923	6,247	278,685	31,674
Shares issued in reinvestments of dividends and distributions	—	—	22,473	24,563
Shares redeemed	(3,559)	(3,618)	(379,376)	(244,973)
Net increase (decrease) in shares outstanding	(1,636)	2,629	(78,218)	(188,736)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	46,069	55,022	1,031,652	2,287,520
Shares issued in reinvestments of dividends and distributions	316	213	123,315	266,595
Shares redeemed	(82,531)	(85,460)	(5,520,986)	(1,838,511)
Net increase (decrease) in shares outstanding	(36,146)	(30,225)	(4,366,019)	715,604

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Statement of Changes in Net Assets — (Continued)

	The Kinetics Spin-off and
	Corporate Restructuring Fund
	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	December 31,	April 30,	April 30,
	2017#	2017	2016
OPERATIONS:
Net investment income (loss)	$(47,508)	$68,414	$53,240
Net realized gain (loss) on sale of investments and foreign currency	(741,847)	2,119,392	3,492,080
Net change in unrealized appreciation of investments and foreign currency	3,468,089	1,761,869	(16,150,724)
Net increase in net assets resulting from operations	2,678,734	3,949,675	(12,605,404)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS A:
Net investment income	(300)	—	—
Net realized gains	(164,894)	(98,796)	—
Total distributions	(165,194)	(98,796)	—
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS C:
Net realized gains	(219,845)	(112,198)	—
Total distributions	(219,845)	(112,198)	—
DISTRIBUTIONS TO SHAREHOLDERS —
INSTITUTIONAL CLASS:
Net investment income	(46,299)	—	—
Net realized gains	(534,620)	(234,363)	—
Total distributions	(580,919)	(234,363)	—
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS(1):
Proceeds from shares sold	10,000	N/A	N/A
Proceeds from shares issued to holders in reinvestment of dividends	—	N/A	N/A
Cost of shares redeemed	—	N/A	N/A
Net increase in net assets resulting from capital share transactions	10,000	N/A	N/A
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	279,270	519,984	888,373
Proceeds from shares issued to holders in reinvestment of dividends	161,908	97,422	—
Cost of shares redeemed	(1,057,741)	(2,893,486)	(7,316,446)
Net decrease in net assets resulting from capital share transactions	(616,563)	(2,276,080)	(6,428,073)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	242	167,241	462,804
Proceeds from shares issued to holders in reinvestment of dividends	219,361	112,097	—
Cost of shares redeemed	(800,895)	(1,715,649)	(4,037,254)
Net decrease in net assets resulting from capital share transactions	(581,292)	(1,436,311)	(3,574,450)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Statements of Changes in Net Assets — (Continued)

	The Kinetics Spin-off and
	Corporate Restructuring Fund
	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	December 31,	April 30,	April 30,
	2017#	2017	2016
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	2,918,080	1,052,025	5,434,426
Redemption fees	31	—	—
Proceeds from shares issued to holders in reinvestment of dividends	501,434	231,186	—
Cost of shares redeemed	(2,318,318)	(15,334,344)	(25,257,979)
Net increase (decrease) in net assets resulting from capital share transactions	1,101,227	(14,051,133)	(19,823,553)
TOTAL INCREASE (DECREASE) IN NET ASSETS:	1,626,148	(14,259,206)	(42,431,480)
NET ASSETS:
Beginning of year	22,282,730	36,541,936	78,973,416
End of year*	$23,908,878	$22,282,730	$36,541,936
* Including undistributed net investment loss of:	$(580,003)	$(533,370)	$1,662,091
CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS(1):
Shares sold	925	N/A	N/A
Shares issued in reinvestments of dividends and distributions	—	N/A	N/A
Shares redeemed	—	N/A	N/A
Net increase in shares outstanding	925	N/A	N/A
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	26,603	56,647	95,275
Shares issued in reinvestments of dividends and distributions	15,217	10,064	—
Shares redeemed	(103,280)	(311,752)	(811,923)
Net decrease in shares outstanding	(61,460)	(245,041)	(716,648)
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	24	18,841	47,476
Shares issued in reinvestments of dividends and distributions	21,612	12,028	—
Shares redeemed	(80,502)	(190,922)	(494,173)
Net decrease in shares outstanding	(58,866)	(160,053)	(446,697)
CHANGES IN SHARES OUTSTANDING — INSTITUTIONAL CLASS:
Shares sold	270,805	113,358	577,764
Shares issued in reinvestments of dividends and distributions	47,083	23,833	—
Shares redeemed	(223,137)	(1,752,462)	(2,869,048)
Net increase (decrease) in shares outstanding	94,751	(1,615,271)	(2,291,284)

#	For the period May 1, 2017 through December 31, 2017. The Fund changed its fiscal year end from April 30 to December 31.

(1)	No Load Class shares of the Spin-off Fund commenced operations on December 11, 2017.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements
December 31, 2017

1. Organization

Kinetics Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is incorporated in the State of Maryland. The Company is an open-end management investment company issuing its shares in series. One billion shares are authorized for the Company with a par value of $0.001 per share. The series of the Company presently authorized are The Internet Fund (“Internet”), The Global Fund (“Global”), The Paradigm Fund (“Paradigm”), The Medical Fund (“Medical”), The Small Cap Opportunities Fund (“Small Cap”), The Market Opportunities Fund (“Market Opportunities”), The Alternative Income Fund (“Alternative Income”), The Multi-Disciplinary Income Fund (“Multi-Disciplinary Income”) and The Kinetics Spin-off and Corporate Restructuring Fund (“Spin-off Fund”). Investment operations of the Company began on October 21, 1996 (Internet), September 30, 1999 (Medical), December 31, 1999 (Global and Paradigm), March 20, 2000 (Small Cap), January 31, 2006 (Market Opportunities), June 29, 2007 (Alternative Income), February 11, 2008 (Multi-Disciplinary Income) and May 4, 2007 (Spin-off Fund). The Spin-off Fund completed a plan of reorganization at the close of business on December 8, 2017 to begin operations under the Company. Prior to December 8, 2017, the Spin-off Fund, was known as Horizon Spin-off and Corporate Restructuring a series of Investment Managers Series Trust. Each series, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding portfolio series (each a “Master Portfolio” and collectively the “Master Portfolios”) of Kinetics Portfolios Trust (the “Trust”). The Spin-off Fund does not invest all of its investable assets in a Master Portfolio and will directly acquire and manage its own portfolio of securities.

On April 28, 2000 (January 31, 2006, with respect to Market Opportunities, June 29, 2007, with respect to Alternative Income, and February 11, 2008, with respect to Multi-Disciplinary Income), each series in the Company, except for the Spin-off Fund, entered into a master-feeder fund structure. By entering into this structure, each series, except for the Spin-off Fund, (each a “Feeder Fund” and collectively, the “Feeder Funds”) invested all of its assets in a corresponding Master Portfolio which had the same investment objective as the Feeder Fund. Each Master Portfolio has multiple feeder funds. Each Feeder Fund receives a

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2017

proportionate amount of interest in the Master Portfolio equal to its relative contribution of capital. Thus, each Feeder Fund is allocated its portion of income, gains (losses) and expenses from the Master Portfolio.

Each Feeder Fund’s respective interest in the corresponding Master Portfolio as of December 31, 2017, is as follows:

Interest in
Master Portfolio
The Internet Fund	99.983%
The Global Fund	99.926%
The Paradigm Fund	98.025%
The Medical Fund	99.819%
The Small Cap Opportunities Fund	99.969%
The Market Opportunities Fund	99.967%
The Alternative Income Fund	99.457%
The Multi-Disciplinary Income Fund	99.638%

Prior to the conversion to a master-feeder fund structure on April 28, 2000, each then existing series conducted its own investment operations.

As of December 31, 2017, each of the Funds offers Advisor Class A shares. Advisor Class A shares are subject to an annual Rule 12b-1 fee of 0.25% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. The Advisor Class A shares are also subject to a front-end sales charge of 5.75%.

As of December 31, 2017, each of the Funds offers Advisor Class C shares. Advisor Class C shares are subject to an annual Rule 12b-1 fee of 0.75% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. If you sell your Advisor Class C shares within 12 months of purchase, you will have to pay a contingent deferred sales charge of 1.00%, which is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.

As of December 31, 2017, each of the Funds offers No Load Class shares. No Load Class shares are subject to a shareholder servicing fee of 0.25% of average daily net assets but do not have 12b-1 fees or a sales charge.

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Notes to Financial Statements — (Continued)
December 31, 2017

As of December 31, 2017, the Paradigm, Small Cap, Market Opportunities, Alternative Income, Multi-Disciplinary Income and Spin-off Funds offer Institutional Class shares. Institutional Class shares are subject to a shareholder servicing fee of 0.20% of average daily net assets but do not have 12b-1 fees or a sales charge. The Adviser has contractually agreed to waive the portion of the Institutional Class shareholder servicing fee in excess of 0.05%.

Each class of shares for each Feeder Fund and the Spin-off Fund has identical rights and privileges except with respect to the Rule 12b-1 fees paid by the Advisor Class A and Advisor Class C shares, the front-end sales charge on the Advisor Class A shares, the contingent deferred sales charge on Class C, the shareholder servicing fees paid by the Advisor Class A, Advisor Class C, No Load Class and Institutional Class shares, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares. Shares of each Feeder Fund and the Spin-off Fund will assess a 2.00% redemption fee (with exceptions) on shares redeemed or exchanged within 30 days of purchase. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class based on its relative net assets.

Refer to the Master Portfolios’ financial statements to obtain information about the investment objective of the corresponding Feeder Fund. The financial statements of the Master Portfolios, including the portfolios of investments, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

2. Significant Accounting Policies

Security Valuation
Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security

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Notes to Financial Statements — (Continued)
December 31, 2017

between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and Spin-off Fund. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2017

respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At December 31, 2017, 0.00% and 0.00% of the net assets of The Internet Portfolio and The Paradigm Portfolio, respectively, were fair valued securities. The other Master Portfolios and Spin-off Fund did not hold any fair valued securities at December 31, 2017.

Bitcoin
The Master Portfolios and Spin-off Fund may invest in a Delaware statutory trust (“Bitcoin Trust”) that invests in bitcoins. From time to time, the Bitcoin Trust issues creation units in exchange for bitcoins and distributes bitcoins in exchange for redemption units. The performance of the Bitcoin Trust is intended to reflect changes in the value of the Trust’s bitcoin investments. At December 31, 2017, 28.3%, 22.1% 5.5%, 3.8%, and 17.3% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Portfolio and The Market Opportunities Portfolio, respectively, were invested in the Bitcoin Trust. Investments in bitcoins produce non qualifying income under subchapter M of the Internal Revenue Code.

Bitcoin is a decentralized digital currency that enables instant transfers to anyone, anywhere in the world. Managing transactions in bitcoins occurs via an open source, cryptographic protocol central authority. The Bitcoin Network is an online, end-user-to-end-user network that hosts the public transaction ledger, known as the Blockchain, and the source code that comprises the basis for the cryptographic and algorithmic protocols governing the Bitcoin Network. No single entity owns or operates the Bitcoin Network, the infrastructure of which is collectively maintained by a decentralized user base. As the Bitcoin Network is decentralized, it does not rely on either governmental authorities or financial institutions to create, transmit or determine the value of bitcoins. Rather, the value of bitcoins is determined by the supply of and demand for bitcoins in the global bitcoin exchange market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Bitcoin Trust. Currently, there is relatively small

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Notes to Financial Statements — (Continued)
December 31, 2017

use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect a Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of a Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Shares of the Bitcoin Trust may trade at a premium or discount to the net asset value of the Bitcoin Trust. The price of bitcoins is set in transfers by mutual agreement or barter as well as the number of merchants that accept bitcoins. Because bitcoins are digital files that can be transferred without the involvement of intermediaries or third parties, there are little or no transaction costs in direct end-user-to-end-user transactions. Bitcoins can be used to pay for goods and services or can be converted to fiat currencies, such as the U.S. dollar, at rates determined by the Bitcoin Exchanges. Additionally, third party service providers such as Bitcoin Exchanges are also used for transfers but they may charge significant fees for processing transactions.

As bitcoins have grown in both popularity and market size, the U.S. Congress and a number of federal and state agencies (including the Financial Crimes Enforcement Network (FinCEN), the U.S. Securities and Exchange Commission, the Commodity Futures Trading Commission, the Financial Industry Regulatory Authority, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, and state financial institution regulators) have begun to examine the operations of the network that facilitates bitcoins, bitcoin users and the Bitcoin Exchanges, with particular focus on (1) the extent to which bitcoins can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises, (2) the safety and soundness of the Bitcoin Exchange or other service-providers that hold bitcoins for users and (3) other risks to investors and consumers who hold and use bitcoins. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the value of a Master Portfolio’s and it’s Subsidiary’s investment in the Bitcoin Trust or the ability of the Bitcoin Trust to continue to operate.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2017

Repurchase Agreements
Each Master Portfolio and the Spin-off Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Master Portfolios and Spin-off Fund receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 102% of the amount invested by the Master Portfolio and Spin-off Fund in each repurchase agreement. If the seller defaults and the value of the collateral declines, realization of the collateral by the Master Portfolio and Spin-off Fund may be delayed or limited.

Written Options
The Master Portfolios and Spin-off Fund may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio or Spin-off Fund writes an option, an amount equal to the premium received by the Master Portfolio or Spin-off Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio and Spin-off Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio and Spin-off Fund enters into a closing purchase transaction, the Master Portfolio and Spin-off Fund realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio and Spin-off Fund realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio and Spin-off Fund are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or unencumbered, liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2017

Foreign Currency Translations
The books and records of the Master Portfolios and Spin-off Fund are maintained in U.S. dollars. For the Master Portfolios and Spin-off Fund, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios and Spin-off Fund do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Master Portfolios and Spin-off Fund do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

Restricted and Illiquid Securities
The Master Portfolios and Spin-off Fund may invest in restricted securities. These securities are valued by the Master Portfolios and Spin-off Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios and Spin-off Fund have no right to require registration of unregistered securities. The 144A securities have been deemed to be liquid by the Master Portfolio and Spin-off Fund’s Adviser under the supervision of the Board of Trustees. At December 31, 2017, the following Master Portfolios and Spin-off Fund held securities restricted to institutional investors (144A securities):

	Market Value	Percentage of Net Assets
The Multi-Disciplinary Income Portfolio	$12,375,002	25.15%

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Notes to Financial Statements — (Continued)
December 31, 2017

An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Master Portfolio and Spin-off Fund has valued the investment. At December 31, 2017, the following Master Portfolios and Spin-off Fund held illiquid securities:

			Percentage of
	Market Value		Net Assets
The Internet Portfolio	$—	*	0.00%
The Paradigm Portfolio	—	*	0.00%
The Multi-Disciplinary Income Portfolio	190,750		0.39%

*	Amount is less than $0.50.

When-Issued Securities
The Master Portfolios and Spin-off Fund may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios and Spin-off Fund record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios and Spin-off Fund maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

Securities Lending
Each Master Portfolio and Spin-off Fund may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements with respect to no more than 33 1/3% of the total assets of each Master Portfolio and Spin-off Fund (including any collateral posted) or 50% of the total assets of each Master Portfolio and Spin-off Fund (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios and Spin-off Fund receive interest on the collateral received as well as a fee for the securities loaned.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2017

Expense Allocation
Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Funds, depending on the nature of the expenditure.

Each Feeder Fund records its proportionate share of the corresponding Master Portfolio’s expenses on a daily basis. In addition, each Feeder Fund accrues its own separate expenses. Any cap on expenses includes Feeder Fund-specific expenses as well as the expenses allocated from the Master Portfolio.

Federal Income Taxes
Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio via its investment in a Feeder Fund will be subject to taxation on its share of the Master Portfolio’s ordinary income and capital gains. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio via its investment in a Feeder Fund can satisfy the requirements of subchapter M of the Internal Revenue Code. It is intended that the Spin-off Fund will be managed to satisfy the requirements of subchapter M of the Internal Revenue Code. The Global Fund recorded a tax expense of $36,190 on the Fund’s Statement of Operations. By paying this tax expense, for the fiscal year ending December 31, 2017, the Fund will rely on the gross income test cure provision provided in Internal Revenue Code Section 851(i) in order to qualify as a RIC.

The consolidated financial statements include the accounts of Cayman, Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary for each of the respective Master Portfolios: Internet Portfolio, Global Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and Market Opportunities Portfolio. The investment of up to 25% of a Master Portfolio’s assets in a Subsidiary is a structure that has been used by a number of Registered Investment Companies (“RICs”) as a way of indirectly making commodities-related investments that would not generate qualifying income if they were made directly by the RIC. Section 851(b) of the Internal Revenue Code provides that income earned by a CFC, such as a Subsidiary, will be treated as qualifying income for a RIC provided that CFC distributes those earnings out to the RIC each year. If the IRS were to determine that income derived from a Master Portfolio’s investment in its Subsidiary does not constitute qualifying income and if such positions were

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2017

upheld by a court, or if future legislation or Treasury regulations were to adversely affect the tax treatment of such investments, that the corresponding Feeder Fund might cease to qualify as a RIC and could be required to reduce its exposure to such investments. In that event, that a Feeder Fund’s taxable income would be subject to tax at the Feeder Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such an event, in order to re-qualify for taxation as a regulated investment company, the Feeder Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

It is the Funds’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Funds intend to distribute investment company net taxable income and net capital gains to shareholders. For all of the Funds except the Global Fund, no federal income tax provision is recorded.

Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expenses and gain items for financial statement and tax purposes. Additionally, the Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2017, open tax years include the tax years ended December 31, 2014, through 2017. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

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Notes to Financial Statements — (Continued)
December 31, 2017

Other
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method. Other noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates.

3. Investment Adviser

The Trust has entered into Investment Advisory Agreements (the “Agreements”) with Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios and Spin-off Fund. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Master Portfolios, except the Alternative Income Portfolio, compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio’s average daily net assets. The Alternative Income Portfolio compensates the Adviser for its management services at the annual rate of 0.90% of the Master Portfolio’s average daily net assets. The Spin-off Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain operating expenses as deemed appropriate through at least May 1, 2018. The Adviser may discontinue the waiver/reimbursement at any time after May 1, 2018; these waivers/reimbursements are not subject to recapture. Operating expenses exclude brokerage commissions, borrowing costs on securities sold short, short dividends, interest expense, taxes, acquired fund fees and expenses and extraordinary expenses. Below are operating expense limitations by each Feeder Fund, the Spin-off Fund and share class:

	The Internet	The Global
	Fund	Fund
No Load Class	1.89%	1.39%
Class A	2.14%	1.64%
Class C	2.64%	2.14%

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Notes to Financial Statements — (Continued)
December 31, 2017

	The Paradigm Fund	The Medical Fund
No Load Class	1.64%	1.39%
Class A	1.89%	1.64%
Class C	2.39%	2.14%
Institutional Class	1.44%	NA

	The Small Cap Opportunities Fund	The Market Opportunities Fund
No Load Class	1.64%	1.64%
Class A	1.89%	1.89%
Class C	2.39%	2.39%
Institutional Class	1.44%	1.44%

	The Alternative Income Fund	The Multi- Disciplinary Income Fund
No Load Class	0.95%	1.49%
Class A	1.20%	1.74%
Class C	1.70%	2.24%
Institutional Class	0.75%	1.29%

The
Spin-off
Fund
No Load Class	1.45%
Class A	1.50%
Class C	2.25%
Institutional Class	1.25%

For the year ended December 31, 2017, the rate earned by the Adviser from the Master Portfolios and Spin-off Fund and the waived fees/reimbursed expenses for the Funds are as follows:

	The Internet	The Global
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$—	$127,056

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Notes to Financial Statements — (Continued)
December 31, 2017

	The Paradigm	The Medical
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$726,971	$156,695
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$316,909	N/A

	The Small Cap Opportunities Fund	The Market Opportunities Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$245,072	$140,939
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$50,723	$5,983

	The Alternative Income Fund	The Multi- Disciplinary Income Fund
Annual Advisory Rate	0.90%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$216,303	$268,553
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$25,951	$65,073

The
Spin-off
Fund
Annual Advisory Rate	1.00%
Expenses Reimbursed by Adviser through voluntary waiver	$84,935
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$1,210

The Adviser receives the shareholder servicing fees from the No Load Class, Advisor Class A and Advisor Class C shares of a Fund pursuant to a Shareholder Servicing Agreement in the amount equal to 0.25% of the Funds’ average daily net assets attributable to No Load Class, Advisor Class A and Advisor Class C shares, respectively. For the Institutional Class, the Adviser receives a shareholder servicing fee pursuant to a shareholder servicing agreement in the amount equal to 0.20% of a Funds’ average daily net assets attributable to Institutional Class shares. At this time, the Adviser has contractually agreed to waive and/or reimburse the portion of the Institutional Class shareholder

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Notes to Financial Statements — (Continued)
December 31, 2017

servicing fee in excess of 0.05% of a Funds’ average daily net assets attributable to Institutional Class shares until at least May 1, 2018. For the year ended December 31, 2017, the Adviser waived amounts depicted in the above table in shareholder servicing fees for the Institutional Class of the Paradigm, Small Cap, Market Opportunities, Alternative Income, Multi-Disciplinary Income and Spin-off Funds.

Shareholder Servicing
Expenses for the
year ended
December 31, 2017
The Internet Fund	$313,201
The Global Fund	24,352
The Paradigm Fund	1,755,561
The Medical Fund	51,255
The Small Cap Opportunities Fund	434,328
The Market Opportunities Fund	124,220
The Alternative Income Fund	58,805
The Multi-Disciplinary Income Fund	139,820
The Spin-off Fund	13,859

The Adviser is responsible for paying a portion of these shareholder servicing fees to various agents that have a written shareholder servicing agreement with the Adviser and that perform shareholder servicing functions and maintenance of shareholder accounts on behalf of their clients who own shares of the Funds.

For the year ended December 31, 2017, the Funds were allocated $26,000 for the services of the Chief Compliance Officer employed by the Adviser.

The Company, on behalf of the Funds, has adopted two Retail Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (each a “12b-1 Plan”). One 12b-1 Plan is for Advisor Class A shares, while the other 12b-1 Plan is for Advisor Class C shares. Under the 12b-1 Plan for Advisor Class A shares, Advisor Class A shares may pay up to an annual rate of 0.50% of the average daily net asset value of Advisor Class A shares to the Distributor or other qualified recipients under the 12b-1 Plan. During the year ended December 31, 2017, payments under the 12b-1 Plan for the Advisor Class A shares of the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Alternative Income, Multi-Disciplinary Income and Spin-off Funds were limited

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Notes to Financial Statements — (Continued)
December 31, 2017

to 0.25% of the average daily net asset value of such shares of such Funds. Under the second 12b-1 Plan, Advisor Class C shares pay an annual rate of 0.75% of the average daily net asset value of such shares.

	12b-1 Expenses for the year ended December 31, 2017
	Advisor Class A	Advisor Class C
The Internet Fund	$5,832	$6,940
The Global Fund	1,656	22,978
The Paradigm Fund	257,878	847,418
The Medical Fund	8,317	2,813
The Small Cap Opportunities Fund	31,042	60,242
The Market Opportunities Fund	12,021	39,366
The Alternative Income Fund	6,712	11,888
The Multi-Disciplinary Income Fund	14,199	61,666
The Spin-off Fund	7,214	36,753

Kinetics Funds Distributor, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser.

Distributor Sales
Load Fees for
the year ended
December 31, 2017
The Internet Fund	$7,142
The Global Fund	4,108
The Paradigm Fund	20,000
The Medical Fund	1,132
The Small Cap Opportunities Fund	2,129
The Market Opportunities Fund	5,957
The Alternative Income Fund	252
The Multi-Disciplinary Income Fund	1,778
The Spin-off Fund	0

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2017

4. Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2017, each Fund recorded the following reclassifications to the accounts listed below:

	INCREASE/(DECREASE)
	Accumulated
	Net	Accumulated
	Investment	Net Realized
	Income	Gain
	(Loss)	(Loss)	Paid In Capital
The Internet Fund	$(53,481)	$(1,545,661)	$1,599,142
The Global Fund	3,909	(27,167)	23,258
The Paradigm Fund	9,500,739	306,151,762	(315,652,501)
The Medical Fund	(4,098)	(309,285)	313,383
The Small Cap Opportunities Fund	(342,356)	68,374,000	(68,031,644)
The Market Opportunities Fund	15,576	86,051	(101,627)
The Alternative Income Fund	—	2,332,239	(2,332,239)
The Multi-Disciplinary Income Fund	(45,190)	45,190	—
The Spin-off Fund	47,474	130,199	(177,673)

5. Income Taxes

At December 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	Internet	Global	Paradigm	Medical
Net Unrealized Appreciation	$70,211,674	$4,057,955	$330,556,479	$5,673,672
Undistributed Ordinary Income	923,868	—	—	22,369
Undistributed Long-Term Capital Gains	5,180,259	470	—	—
Total Distributable Earnings	$6,104,127	$470	$—	$22,369
Other Accumulated Loss	(225,712)	(34)	(118,621,496)	—
Total Accumulated Gain	$76,090,089	$4,058,391	$211,934,983	$5,696,041

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2017

				Multi-
	Small Cap	Market	Alternative	Disciplinary
	Opportunities	Opportunities	Income	Income
Net Unrealized Appreciation (Depreciation)	$25,516,640	$22,573,152	$(54,632)	$(696,099)
Undistributed Ordinary Income	—	137,697	19,869	47,460
Undistributed Long-Term Capital Gains	—	—	—	—
Total Distributable Earnings	$—	$137,697	$19,869	$47,460
Other Accumulated Loss	(11,537,107)	(1,896,179)	(2,203,647)	(1,487,594)
Total Accumulated Gain (Loss)	$13,979,533	$20,814,670	$(2,238,410)	$(2,136,233)

Spin-off
Fund
Net Unrealized Appreciation	$5,356,299
Undistributed Ordinary Income	—
Undistributed Long-Term Capital Gains	—
Total Distributable Earnings	$—
Other Accumulated Loss	(877,432)
Total Accumulated Gain	$4,478,867

At December 31, 2017, the Funds had accumulated net realized capital loss carryforwards that will expire in 2018:

2018
The Internet Fund	$—
The Global Fund	—
The Paradigm Fund	(115,786,082)
The Medical Fund	—
The Small Cap Opportunities Fund	(8,224,702)
The Market Opportunities Fund	(1,729,680)
The Alternative Income Fund	(2,203,647)
The Multi-Disciplinary Income Fund	—
The Spin-off Fund	—

As a result of the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), losses incurred in this fiscal year and beyond retain their character, short-term or long-term, have no expiration date and are utilized prior to capital loss carryforwards accumulated before the enactment of the Modernization Act.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2017

At December 31, 2017, the Multi-Disciplinary Income Fund had $1,487,594 in long-term capital loss carryforwards without expiration. The Spin-off Fund had $417 in short-term capital loss carryforwards without expiration and $297,012 in long-term capital loss carryforwards without expiration.

For the year ended December 31, 2017, the following Funds utilized capital loss carryforwards:

Capital Loss
Carryforward
The Internet Fund	$—
The Global Fund	—
The Paradigm Fund	112,553,086
The Medical Fund	—
The Small Cap Opportunities Fund	15,084,131
The Market Opportunities Fund	7,001,908
The Alternative Income Fund	843,565
The Multi-Disciplinary Income Fund	—
The Spin-off Fund	—

For the year ended December 31, 2017, the Paradigm Fund, the Small Cap Opportunities Fund and the Alternative Income Fund had $309,463,832, $67,354,428 and $2,332,239 of capital loss carryforwards expire without being utilized.

At December 31, 2017, the following Funds deferred, on a tax basis, post-October losses:

	Late Year	Post-October
	Ordinary	Capital Loss
	Loss Deferral	Deferral
The Internet Fund	$—	$—
The Global Fund	—	—
The Paradigm Fund	(1,737,293)	—
The Medical Fund	—	—
The Small Cap Opportunities Fund	(2,227,700)	—
The Market Opportunities Fund	—	—
The Alternative Income Fund	—	—
The Multi-Disciplinary Income Fund	—	—
The Spin-off Fund	(34)	—

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2017

The tax components of dividends paid during the year ended December 31, 2017, and the year ended December 31, 2016, are:

	The Internet Fund		The Global Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2017	$38,984	$26,510,736	$209,196	$1,098,468
2016	$—	$9,112,438	$—	$30,474

	The Paradigm Fund		The Medical Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2017	$—	$—	$172,460	$2,595,599
2016	$—	$—	$155,355	$1,030,327

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2017	$—	$—	$460,247	$—
2016	$—	$—	$—	$—

	The Alternative		The Multi-Disciplinary
	Income Fund		Income Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2017	$31,226	$—	$2,135,411	$—
2016	$20,871	$—	$3,636,013	$—

	The Spin-off Fund
	Ordinary	Long-Term
	Income	Capital Gains
	Distribution	Distribution
2017	$46,599	$919,359
2016	$—	$445,357

Each Feeder Fund and the Spin-off Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Feeder Fund and the Spin-off Fund related to net capital gain to zero for the tax year ended December 31, 2017.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2017

6. Securities Transactions, Tax Cost and Significant Investments – The Spin-off Fund

Purchases and sales of investment securities, other than short-term investments and short-term options, for the period ended December 31, 2017, were as follows for the Spin-off Fund:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
The Spin-off Fund	$—	$51,337	$—	$5,053,958

As of December 31, 2017, the cost of investments and unrealized appreciation (depreciation) on investment securities for federal income tax purposes was as follows for the Spin-off Fund:

The Spin-off
Fund
Tax Cost of Investments	$18,668,695
Unrealized Appreciation	8,663,845
Unrealized Depreciation	(3,307,546)
Net Unrealized Appreciation	$5,356,299

Significant Investments
The Spin-off Fund may invest a greater percentage of its assets in one or more individual securities at any time. The greater percentage of assets in individual securities (not including short-term investments) expose the Portfolios to the risk of unanticipated industry conditions, the risks particular to a single company or security, and the risk of potentially lower liquidity. At December 31, 2017, Spin-off Fund invested approximately 34% of its net assets in individual securities greater than 5% of net assets. Please see the Schedule of Investments for further details.

7. Summary of Fair Value Exposure – Spin-off Fund

Various inputs are used in determining the value of the Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market,

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2017

prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Spin-off Fund
The following is a summary of the inputs used to value The Spin-off Fund’s net assets as of December 31, 2017:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$19,957,934	$—	$—	$19,957,934
Short-Term Investments	21,249	4,045,811	—	4,067,060
Total Investments in Securities	$19,979,183	$4,045,811	$—	$24,024,994

For the period ended December 31, 2017, there were no transfers into or out of Level 1 or Level 2, or investments in Level 3 securities.

^	See Schedule of Investments for breakout of investments by industry classification.

8. Investment Adviser

The Spin-off Fund entered into Investment Advisory Agreements (the “Agreement”) with Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Spin-off Fund. The Adviser is a wholly-owned

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2017

subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Spin-off Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Spin-off Fund’s average daily net assets. For the period ended December 31, 2017, Spin-off Fund incurred $149,235 in expenses pursuant to the Agreement.

9. Subsequent Events

In preparing these financial statements, management has evaluated Fund related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or translations that occurred during the year that materially impacted the amounts or disclosures in the Funds’ financial statements.

10. Tax Information (Unaudited)

The Internet, Global, Medical, Market Opportunities, and Spin-off Funds designated 15%, 20%, 100%, 44% and 100%, respectively, of dividends declared after December 31, 2017, from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Internet, Global, Medical, Market Opportunities, Alternative Income, Multi-Disciplinary Income and Spin-off Funds designated less than 1%, 16%, 6%, 100%, 100%, 100% and 5%, respectively, as ordinary income distributions and 100%, 84%, 94%, and 95%, respectively, for the Internet, Global, Medical, and Spin-off Funds as long-term capital gain distribution for the purposes of the dividends paid deduction, which include earnings and profits distributed to shareholders on redemptions of Fund shares.

For corporate shareholders in the Internet, Global, Medical, Market Opportunities and Spin-off Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2017, which was designated as qualifying for the dividends-received deduction, is 15%, 3%, 100%, 44% and 100%, respectively. The Internet, Global, Medical, Market Opportunities, Alternative Income and Multi-Disciplinary Income Funds designated 14%, 10%, 1%, 9%, 63% and 84%, respectively, of their ordinary income distributions for the fiscal year ended December 31, 2017, as interest-related dividends under Internal Revenue Code Section 871(k)(l)(C).

The Global and Medical Funds designated 20% and 7%, respectively, of their ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C).

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2017

11. Information about Proxy Voting (Unaudited)

Information regarding how the Spin-off Fund, the Feeder Funds and the Master Portfolios vote proxies relating to portfolio securities is available without charge, upon request by calling toll-free at 1-800-930-3828 or by accessing the Company’s website at www.kineticsfunds.com and by accessing the SEC’s website at www.sec.gov. Information regarding how the Spin-off Fund, the Feeder Funds and the Master Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.

12. Information about the Portfolio Holdings (Unaudited)

The Spin-off Fund and Feeder Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Spin-off Fund and Feeder Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. Finally, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

13. Approval of Investment Advisory Contract by Directors of Kinetics Mutual Funds, Inc. (Unaudited)

At a meeting of the Board of Directors of the Company held on June 9, 2017, the Board, including a majority of Directors who are not interested persons under the 1940 Act (the “Independent Directors”), approved the Advisory Agreement between Kinetics Asset Management LLC (the “Adviser”) and Kinetics Spin-off and Corporate Restructuring Fund (“Spin-off Fund”). The Board noted that the Adviser has served as the sub-adviser to the Spin-off Fund since its inception. In reaching a decision to approve the Advisory Agreement (the “Agreement”), the Board of Directors, including a majority of Independent Directors, considered, among; (1) the nature, extent and quality of the services provided by the Adviser including, but not limited to, a review of the complexity of the services provided and whether the services are provided in a satisfactory and efficient manner; (2) the experience and qualifications of the personnel providing such services; (3) the investment performance of the Spin-off Fund and the Adviser as compared with industry competitors; (4) an

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2017

evaluation of the fee structure, any fee waivers, and the Spin-off Fund’s expense ratios, and a comparison of them in relation to those of other investment companies having comparable investment policies and limitations; (5) possible alternative fee structures or bases for determining fees; (6) the extent to which economies of scale would be realized as the Spin-off Fund grows and whether fee levels reflect these economies of scale for the benefit of the Spin-off Fund’s investors; (7) the direct and indirect costs of the services to be provided (and the basis of determining and allocating these costs) and profits to be realized by the Adviser and its affiliates from their relationship with the Spin-off Fund; (8) other compensation or possible benefits to the Adviser and its affiliates arising from their advisory and other relationships with the Spin-off Fund, including, if applicable, any benefits derived or to be derived by the Adviser from its relationship with the Spin-off Fund such as soft dollar arrangements by which brokers provide research to the Spin-off Fund or the Adviser in return for allocating the Spin-off Fund’s brokerage; (9) the entrepreneurial risks borne by the Adviser, if any (e.g., because a fund is in a start-up mode or for other reasons, its revenues may be less or its expenses greater than anticipated); (10) a comparison of the fees charged by the Adviser with fees charged by the Adviser to similar clients; and (11) the policies and procedures that are in place to address, among other things, informational and cyber-related security.

The Board of Directors, including a majority of the Independent Directors, concluded that: they were satisfied with the quality of services provided by the Adviser in advising the Spin-off Fund, the profits earned by the Adviser would be reasonable in light of the nature, extent and quality of the services provided to the Spin-off Fund; and that the Spin-off Fund was not large enough to attain significant economies of scale. Based on the factors considered, the Board of Directors, including a majority of the Independent Directors, concluded that it was appropriate to approve the Agreement.

14. Results of Shareholder Meeting (Unaudited)

On December 7, 2017, a special meeting of shareholders of the Spin-off Fund was held. At the special shareholder meeting, the shareholders of the Spin-off Fund approved the Agreement and Plan of Reorganization. The voting results of the special meeting of shareholders are shown below:

Votes for the	Votes against
Resolution:	the Resolution:	Abstain:
1,032,728	40,925	51,277

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights

	The Internet Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$39.33	$41.68	$56.08	$59.27	$43.18
Income from Investment Operations:
Net investment income (loss)(2)	0.36	(0.68)	(0.84)	(0.77)	(0.67)
Net realized and unrealized gain (loss) on investments	22.13	1.76	(2.21)	0.69	19.78
Total from Investment Operations	22.49	1.08	(3.05)	(0.08)	19.11
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.01	0.00 (3)
Less Distributions:
From net realized gains	(9.64)	(3.43)	(11.35)	(3.12)	(3.02)
Total Distributions	(9.64)	(3.43)	(11.35)	(3.12)	(3.02)
Net Asset Value, End of Year	$52.18	$39.33	$41.68	$56.08	$59.27
Total return	57.43%	2.59%	(5.42)%	(0.16)%	44.28%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$162,120	$109,930	$122,332	$151,200	$172,332
Ratio of operating expenses to average net assets:(4)	1.84%	1.87%	1.82%	1.78%	1.84%
Ratio of net investment income (loss) to average net assets:	0.79%	(1.68)%	(1.51)%	(1.34)%	(1.30)%
Portfolio turnover rate(5)	44%	2%	1%	1%	8%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Internet Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$37.57	$40.07	$54.51	$57.84	$42.30
Income from Investment Operations:
Net investment income (loss)(2)	0.24	(0.75)	(0.95)	(0.89)	(0.81)
Net realized and unrealized gain (loss) on investments	21.09	1.68	(2.14)	0.68	19.36
Total from Investment Operations	21.33	0.93	(3.09)	(0.21)	18.55
Redemption Fees	0.01	—	—	0.00 (3)	0.01
Less Distributions:
From net realized gains	(9.64)	(3.43)	(11.35)	(3.12)	(3.02)
Total Distributions	(9.64)	(3.43)	(11.35)	(3.12)	(3.02)
Net Asset Value, End of Year	$49.27	$37.57	$40.07	$54.51	$57.84
Total return(4)	57.06%	2.32%	(5.65)%	(0.41)%	43.94%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$4,185	$1,923	$2,978	$5,143	$5,506
Ratio of operating expenses to average net assets:(5)	2.09%	2.12%	2.07%	2.03%	2.09%
Ratio of net investment income (loss) to average net assets:	0.54%	(1.93)%	(1.76)%	(1.59)%	(1.55)%
Portfolio turnover rate(6)	44%	2%	1%	1%	8%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Internet Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$34.52	$37.27	$51.81	$55.38	$40.79
Income from Investment Operations:
Net investment income (loss)(2)	0.02	(0.88)	(1.15)	(1.11)	(1.03)
Net realized and unrealized gain (loss) on investments	19.30	1.56	(2.04)	0.64	18.64
Total from Investment Operations	19.32	0.68	(3.19)	(0.47)	17.61
Redemption Fees	0.04	—	—	0.02	—
Less Distributions:
From net realized gains	(9.64)	(3.43)	(11.35)	(3.12)	(3.02)
Total Distributions	(9.64)	(3.43)	(11.35)	(3.12)	(3.02)
Net Asset Value, End of Year	$44.24	$34.52	$37.27	$51.81	$55.38
Total return	56.36%	1.83%	(6.14)%	(0.86)%	43.20%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,847	$704	$848	$1,105	$913
Ratio of operating expenses to average net assets:(3)	2.59%	2.62%	2.57%	2.53%	2.59%
Ratio of net investment income (loss) to average net assets:	0.04%	(2.43)%	(2.26)%	(2.09)%	(2.05)%
Portfolio turnover rate(4)	44%	2%	1%	1%	8%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Global Fund
	No Load Class
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	December 31,	December 31,	December 31,		December 31,		December 31,
	2017	2016	2015		2014		2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$5.23	$4.59	$5.33		$6.05		$4.71
Income from Investment Operations:
Net investment income (loss)(2)	0.10	(0.01)	(0.02)		(0.02)		0.01
Net realized and unrealized gain (loss) on investments	2.47	0.67	(0.72)		(0.70)		1.34
Total from Investment Operations	2.57	0.66	(0.74)		(0.72)		1.35
Redemption Fees(3)	0.00	0.00	0.00		0.00		0.00
Less Distributions:
From net investment income	(0.10)	—	—		—		(0.01)
From net realized gains	(0.55)	(0.02)	(0.00	)(3)	(0.00	)(3)	—
Total Distributions	(0.65)	(0.02)	(0.00	)(3)	(0.00	)(3)	(0.01)
Net Asset Value, End of Year	$7.15	$5.23	$4.59		$5.33		$6.05
Total return	49.20%	14.40%	(13.83)%		(11.89)%		28.59%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$8,577	$5,316	$4,745		$6,771		$8,705
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.07% (6)	3.04%	2.87%		2.61%		2.83%
After expense reimbursement(4)	1.76% (6)	1.39%	1.39%		1.39%		1.39%
Ratio of net investment income (loss) to average net assets:	1.69%	(0.17)%	(0.29)%		(0.32)%		0.22%
Portfolio turnover rate(5)	169%	11%	16%		14%		15%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Global Portfolio.
(6)	The ratio of expenses includes a tax expense. The expense ratio excluding the tax expense was 2.69% before expense reimbursement and 1.39% after expense reimbursement.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Global Fund
	Advisor Class A
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	December 31,	December 31,	December 31,		December 31,		December 31,
	2017	2016	2015		2014		2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$5.19	$4.57	$5.31		$6.03		$4.71
Income from Investment Operations:
Net investment income (loss)(2)	0.09	(0.02)	(0.03)		(0.03)		(0.00	)(3)
Net realized and unrealized gain (loss) on investments	2.45	0.66	(0.71)		(0.70)		1.33
Total from Investment Operations	2.54	0.64	(0.74)		(0.73)		1.33
Redemption Fees	0.06	0.00 (3)	—		0.01		0.00	(3)
Less Distributions:
From net investment income	(0.09)	—	—		—		(0.01)
From net realized gains	(0.55)	(0.02)	(0.00	)(3)	(0.00	)(3)	—
Total Distributions	(0.64)	(0.02)	(0.00	)(3)	(0.00	)(3)	(0.01)
Net Asset Value, End of Year	$7.15	$5.19	$4.57		$5.31		$6.03
Total return(4)	50.29%	14.03%	(13.89)%		(11.93)%		28.16%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,523	$309	$376		$497		$1,992
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.32% (7)	3.29%	3.12%		2.86%		3.08%
After expense reimbursement(5)	2.01% (7)	1.64%	1.64%		1.64%		1.64%
Ratio of net investment income (loss) to average net assets:	1.44%	(0.42)%	(0.54)%		(0.57)%		(0.03)%
Portfolio turnover rate(6)	169%	11%	16%		14%		15%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Global Portfolio.
(7)	The ratio of expenses includes a tax expense. The expense ratio excluding the tax expense was 2.94% before expense reimbursement and 1.64% after expense reimbursement.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Global Fund
	Advisor Class C
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	December 31,	December 31,	December 31,		December 31,		December 31,
	2017	2016	2015		2014		2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$4.99	$4.41	$5.16		$5.90		$4.62
Income from Investment Operations:
Net investment income (loss)(2)	0.05	(0.04)	(0.05)		(0.06)		(0.03)
Net realized and unrealized gain (loss) on investments	2.34	0.64	(0.70)		(0.68)		1.32
Total from Investment Operations	2.39	0.60	(0.75)		(0.74)		1.29
Redemption Fees	—	—	—		0.00	(3)	—
Less Distributions:
From net investment income	(0.07)	—	—		—		(0.01)
From net realized gains	(0.55)	(0.02)	(0.00	)(3)	(0.00	)(3)	—
Total Distributions	(0.62)	(0.02)	(0.00	)(3)	(0.00	)(3)	(0.01)
Net Asset Value, End of Year	$6.76	$4.99	$4.41		$5.16		$5.90
Total return	48.02%	13.63%	(14.48)%		(12.53)%		27.84%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$5,542	$1,920	$1,614		$1,608		$1,523
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.82% (6)	3.79%	3.62%		3.36%		3.58%
After expense reimbursement(4)	2.51% (6)	2.14%	2.14%		2.14%		2.14%
Ratio of net investment income (loss) to average net assets:	0.94%	(0.92)%	(1.04)%		(1.07)%		(0.53)%
Portfolio turnover rate(5)	169%	11%	16%		14%		15%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Global Portfolio.
(6)	The ratio of expenses includes a tax expense. The expense ratio excluding the tax expense was 3.44% before expense reimbursement and 2.14% after expense reimbursement.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Paradigm Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$37.63	$31.24	$34.08	$34.35	$23.99
Income from Investment Operations:
Net investment loss(2)	(0.34)	(0.36)	(0.32)	(0.36)	(0.15)
Net realized and unrealized gain (loss) on investments	11.03	6.75	(2.52)	0.09	10.72
Total from Investment Operations	10.69	6.39	(2.84)	(0.27)	10.57
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	—	—	(0.21)
Total Distributions	—	—	—	—	(0.21)
Net Asset Value, End of Year	$48.32	$37.63	$31.24	$34.08	$34.35
Total return	28.41%	20.45%	(8.33)%	(0.79)%	44.07%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$339,189	$336,837	$292,014	$521,738	$597,746
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.74%	1.75%	1.71%	1.68%	1.72%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment loss to average net assets:	(0.82)%	(1.11)%	(0.92)%	(1.02)%	(0.52)%
Portfolio turnover rate(5)	14%	2%	2%	7%	4%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Paradigm Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$36.69	$30.53	$33.39	$33.74	$23.59
Income from Investment Operations:
Net investment loss(2)	(0.43)	(0.43)	(0.39)	(0.43)	(0.22)
Net realized and unrealized gain (loss) on investments	10.73	6.59	(2.47)	0.08	10.53
Total from Investment Operations	10.30	6.16	(2.86)	(0.35)	10.31
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	—	—	(0.16)
Total Distributions	—	—	—	—	(0.16)
Net Asset Value, End of Year	$46.99	$36.69	$30.53	$33.39	$33.74
Total return(4)	28.07%	20.18%	(8.57)%	(1.04)%	43.70%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$108,029	$103,921	$129,707	$171,958	$204,548
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.99%	2.00%	1.96%	1.93%	1.97%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment loss to average net assets:	(1.07)%	(1.36)%	(1.17)%	(1.27)%	(0.77)%
Portfolio turnover rate(6)	14%	2%	2%	7%	4%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Paradigm Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$34.68	$29.01	$31.88	$32.38	$22.66
Income from Investment Operations:
Net investment loss(2)	(0.60)	(0.56)	(0.53)	(0.58)	(0.35)
Net realized and unrealized gain (loss) on investments	10.13	6.23	(2.34)	0.08	10.10
Total from Investment Operations	9.53	5.67	(2.87)	(0.50)	9.75
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	—	—	(0.03)
Total Distributions	—	—	—	—	(0.03)
Net Asset Value, End of Year	$44.21	$34.68	$29.01	$31.88	$32.38
Total return	27.48%	19.55%	(9.00)%	(1.54)%	43.01%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$118,924	$111,973	$114,008	$135,333	$138,355
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.49%	2.50%	2.46%	2.43%	2.47%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to average net assets:	(1.57)%	(1.86)%	(1.67)%	(1.77)%	(1.27)%
Portfolio turnover rate(5)	14%	2%	2%	7%	4%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Paradigm Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$37.79	$31.30	$34.08	$34.28	$23.93
Income from Investment Operations:
Net investment loss(2)	(0.26)	(0.30)	(0.25)	(0.29)	(0.09)
Net realized and unrealized gain (loss) on investments	11.09	6.79	(2.53)	0.09	10.70
Total from Investment Operations	10.83	6.49	(2.78)	(0.20)	10.61
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	—	—	(0.26)
Total Distributions	—	—	—	—	(0.26)
Net Asset Value, End of Year	$48.62	$37.79	$31.30	$34.08	$34.28
Total return	28.66%	20.73%	(8.16)%	(0.61)%	44.40%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$208,692	$270,880	$302,130	$346,273	$333,682
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.69%	1.70%	1.66%	1.63%	1.67%
After expense reimbursement(4)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment income (loss) to average net assets:	(0.62)%	(0.91)%	(0.72)%	(0.82)%	(0.32)%
Portfolio turnover rate(5)	14%	2%	2%	7%	4%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Medical Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$26.62	$30.62	$30.67	$26.38	$17.82
Income from Investment Operations:
Net investment income (loss)(2)	0.24	0.19	0.08	0.13	(0.00	)(3)
Net realized and unrealized gain (loss) on investments	2.63	(2.64)	1.96	4.21	8.77
Total from Investment Operations	2.87	(2.45)	2.04	4.34	8.77
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	(0.26)	(0.22)	(0.12)	—	(0.06)
From net realized gains	(3.90)	(1.33)	(1.97)	(0.05)	(0.15)
Total Distributions	(4.16)	(1.55)	(2.09)	(0.05)	(0.21)
Net Asset Value, End of Year	$25.33	$26.62	$30.62	$30.67	$26.38
Total return	10.71%	(8.01)%	6.59%	16.44%	49.25%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$16,060	$17,560	$22,257	$21,876	$20,489
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.15%	2.08%	1.99%	2.02%	2.09%
After expense reimbursement(4)	1.39%	1.39%	1.39%	1.39%	1.39%
Ratio of net investment income (loss) to average net assets:	0.86%	0.69%	0.25%	0.46%	(0.00)%
Portfolio turnover rate(5)	0%	0%	12%	3%	12%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Medical Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$25.71	$29.57	$29.71	$25.62	$17.33
Income from Investment Operations:
Net investment income (loss)(2)	0.17	0.12	0.00 (3)	0.06	(0.06)
Net realized and unrealized gain (loss) on investments	2.53	(2.55)	1.90	4.08	8.52
Total from Investment Operations	2.70	(2.43)	1.90	4.14	8.46
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.01
Less Distributions:
From net investment income	(0.18)	(0.10)	(0.07)	—	(0.03)
From net realized gains	(3.90)	(1.33)	(1.97)	(0.05)	(0.15)
Total Distributions	(4.08)	(1.43)	(2.04)	(0.05)	(0.18)
Net Asset Value, End of Year	$24.33	$25.71	$29.57	$29.71	$25.62
Total return(4)	10.43%	(8.24)%	6.34%	16.15%	48.90%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$2,986	$3,687	$6,241	$4,578	$3,746
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.40%	2.33%	2.24%	2.27%	2.34%
After expense reimbursement(5)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss) to average net assets:	0.61%	0.44%	0.00%	0.21%	(0.25)%
Portfolio turnover rate(6)	0%	0%	12%	3%	12%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Medical Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$24.99	$28.82	$29.15	$25.27	$17.19
Income from Investment Operations:
Net investment income (loss)(2)	0.03	(0.02)	(0.16)	(0.08)	(0.16)
Net realized and unrealized gain (loss) on investments	2.45	(2.48)	1.87	4.01	8.42
Total from Investment Operations	2.48	(2.50)	1.71	3.93	8.26
Redemption Fees	—	—	—	—	—
Less Distributions:
From net investment income	—	—	(0.07)	—	(0.03)
From net realized gains	(3.90)	(1.33)	(1.97)	(0.05)	(0.15)
Total Distributions	(3.90)	(1.33)	(2.04)	(0.05)	(0.18)
Net Asset Value, End of Year	$23.57	$24.99	$28.82	$29.15	$25.27
Total return	9.86%	(8.69)%	5.81%	15.54%	48.08%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$383	$422	$608	$631	$531
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.90%	2.83%	2.74%	2.77%	2.84%
After expense reimbursement(3)	2.14%	2.14%	2.14%	2.14%	2.14%
Ratio of net investment income (loss) to average net assets:	0.11%	(0.06)%	(0.50)%	(0.29)%	(0.75)%
Portfolio turnover rate(4)	0%	0%	12%	3%	12%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$40.60	$32.64	$37.21	$40.12	$25.17
Income from Investment Operations:
Net investment loss(2)	(0.33)	(0.36)	(0.35)	(0.36)	(0.10)
Net realized and unrealized gain (loss)on investments	10.98	8.32	(4.22)	(2.56)	15.05
Total from Investment Operations	10.65	7.96	(4.57)	(2.92)	14.95
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.01	0.00 (3)
Less Distributions:
From net investment income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Net Asset Value, End of Year	$51.25	$40.60	$32.64	$37.21	$40.12
Total return	26.23%	24.39%	(12.26)%	(7.28)%	59.40%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$133,960	$132,443	$145,032	$251,110	$277,816
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.78%	1.76%	1.73%	1.71%	1.73%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment loss to average net assets:	(0.74)%	(1.03)%	(0.94)%	(0.89)%	(0.29)%
Portfolio turnover rate(5)	9%	4%	2%	19%	6%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$39.55	$31.88	$36.43	$39.39	$24.77
Income from Investment Operations:
Net investment loss(2)	(0.42)	(0.43)	(0.43)	(0.45)	(0.18)
Net realized and unrealized gain (loss) on investments	10.68	8.10	(4.12)	(2.51)	14.79
Total from Investment Operations	10.26	7.67	(4.55)	(2.96)	14.61
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.01
Less Distributions:
From net investment income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Net Asset Value, End of Year	$49.81	$39.55	$31.88	$36.43	$39.39
Total return(4)	25.94%	24.06%	(12.47)%	(7.54)%	59.02%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$11,735	$13,694	$14,857	$25,591	$21,871
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.03%	2.01%	1.98%	1.96%	1.98%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment loss to average net assets:	(0.99)%	(1.28)%	(1.19)%	(1.14)%	(0.54)%
Portfolio turnover rate(6)	9%	4%	2%	19%	6%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$38.12	$30.88	$35.47	$38.53	$24.35
Income from Investment Operations:
Net investment loss(2)	(0.61)	(0.58)	(0.59)	(0.63)	(0.34)
Net realized and unrealized gain (loss) on investments	10.26	7.82	(4.00)	(2.44)	14.51
Total from Investment Operations	9.65	7.24	(4.59)	(3.07)	14.17
Redemption Fees	—	0.00 (3)	—	0.01	0.01
Less Distributions:
From net investment income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Net Asset Value, End of Year	$47.77	$38.12	$30.88	$35.47	$38.53
Total return	25.31%	23.45%	(12.92)%	(7.97)%	58.23%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$8,135	$8,426	$8,840	$12,928	$7,178
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.53%	2.51%	2.48%	2.46%	2.48%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to average net assets:	(1.49)%	(1.78)%	(1.69)%	(1.64)%	(1.04)%
Portfolio turnover rate(5)	9%	4%	2%	19%	6%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$41.16	$33.03	$37.57	$40.44	$25.32
Income from Investment Operations:
Net investment loss(2)	(0.24)	(0.29)	(0.28)	(0.28)	(0.03)
Net realized and unrealized gain (loss) on investments	11.15	8.42	(4.26)	(2.59)	15.15
Total from Investment Operations	10.91	8.13	(4.54)	(2.87)	15.12
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	—
Less Distributions:
From net investment income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Net Asset Value, End of Year	$52.07	$41.16	$33.03	$37.57	$40.44
Total return	26.51%	24.61%	(12.06)%	(7.12)%	59.72%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$27,514	$50,517	$51,258	$63,392	$41,032
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.73%	1.71%	1.68%	1.66%	1.68%
After expense reimbursement(4)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment loss to average net assets:	(0.54)%	(0.83)%	(0.74)%	(0.69)%	(0.09)%
Portfolio turnover rate(5)	9%	4%	2%	19%	6%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Market Opportunities Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$18.26	$15.16	$16.68	$17.66	$12.08
Income from Investment Operations:
Net investment income (loss)(2)	0.17	(0.15)	(0.15)	(0.10)	0.00(3)
Net realized and unrealized gain (loss) on investments	8.46	3.25	(1.37)	(0.88)	5.65
Total from Investment Operations	8.63	3.10	(1.52)	(0.98)	5.65
Redemption Fees	0.00 (3)	0.00 (3)	—	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	(0.17)	—	—	—	(0.07)
Total Distributions	(0.17)	—	—	—	(0.07)
Net Asset Value, End of Year	$26.72	$18.26	$15.16	$16.68	$17.66
Total return	47.28%	20.45%	(9.11)%	(5.55)%	46.74%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$51,298	$32,178	$31,230	$37,318	$47,466
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.92%	1.97%	1.90%	1.86%	1.88%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss) to average net assets:	0.81%	(0.96)%	(0.91)%	(0.55)%	0.03%
Portfolio turnover rate(5)	35%	5%	2%	18%	21%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Market Opportunities Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$18.07	$15.04	$16.59	$17.60	$12.07
Income from Investment Operations:
Net investment income (loss)(2)	0.11	(0.19)	(0.19)	(0.14)	(0.03)
Net realized and unrealized gain (loss) on investments	8.37	3.22	(1.36)	(0.87)	5.63
Total from Investment Operations	8.48	3.03	(1.55)	(1.01)	5.60
Redemption Fees	0.00 (3)	—	0.00 (3)	—	0.00 (3)
Less Distributions:
From net investment income	(0.14)	—	—	—	(0.07)
Total Distributions	(0.14)	—	—	—	(0.07)
Net Asset Value, End of Year	$26.41	$18.07	$15.04	$16.59	$17.60
Total return(4)	46.91%	20.15%	(9.34)%	(5.74)%	46.36%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$7,557	$4,537	$4,502	$8,817	$11,742
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.17%	2.22%	2.15%	2.11%	2.13%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment income (loss) to average net assets:	0.56%	(1.21)%	(1.16)%	(0.80)%	(0.22)%
Portfolio turnover rate(6)	35%	5%	2%	18%	21%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Market Opportunities Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$17.51	$14.65	$16.24	$17.32	$11.94
Income from Investment Operations:
Net investment income (loss)(2)	0.01	(0.26)	(0.27)	(0.22)	(0.11)
Net realized and unrealized gain (loss) on investments	8.07	3.12	(1.32)	(0.86)	5.56
Total from Investment Operations	8.08	2.86	(1.59)	(1.08)	5.45
Redemption Fees	—	—	—	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	(0.06)	—	—	—	(0.07)
Total Distributions	(0.06)	—	—	—	(0.07)
Net Asset Value, End of Year	$25.53	$17.51	$14.65	$16.24	$17.32
Total return	46.12%	19.52%	(9.79)%	(6.24)%	45.61%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$8,139	$4,428	$4,079	$5,109	$5,525
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.67%	2.72%	2.65%	2.61%	2.63%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment income (loss) to average net assets:	0.06%	(1.71)%	(1.66)%	(1.30)%	(0.72)%
Portfolio turnover rate(5)	35%	5%	2%	18%	21%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Market Opportunities Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$18.46	$15.29	$16.80	$17.74	$12.10
Income from Investment Operations:
Net investment income (loss)(2)	0.22	(0.12)	(0.12)	(0.06)	0.03
Net realized and unrealized gain (loss) on investments	8.55	3.29	(1.39)	(0.88)	5.67
Total from Investment Operations	8.77	3.17	(1.51)	(0.94)	5.70
Redemption Fees	0.02	—	—	—	0.01
Less Distributions:
From net investment income	(0.21)	—	—	—	(0.07)
Total Distributions	(0.21)	—	—	—	(0.07)
Net Asset Value, End of Year	$27.04	$18.46	$15.29	$16.80	$17.74
Total return	47.65%	20.73%	(8.93)%	(5.36)%	47.15%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$10,228	$2,426	$2,355	$3,108	$1,809
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.87%	1.92%	1.85%	1.81%	1.83%
After expense reimbursement(3)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment income (loss) to average net assets:	1.01%	(0.76)%	(0.71)%	(0.35)%	0.23%
Portfolio turnover rate(4)	35%	5%	2%	18%	21%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Alternative Income Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$95.36	$91.68	$89.06	$87.88	$83.31
Income from Investment Operations:
Net investment income (loss)(2)	0.08	(0.01)	0.01	(0.12)	(0.21)
Net realized and unrealized gain on investments	2.12	3.69	2.56	1.30	4.78
Total from Investment Operations	2.20	3.68	2.57	1.18	4.57
Redemption Fees	0.01	0.00 (3)	0.05	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Net Asset Value, End of Year	$97.57	$95.36	$91.68	$89.06	$87.88
Total return	2.32%	4.00%	2.94%	1.50%	5.22%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$4,968	$5,664	$4,570	$8,202	$11,848
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.75%	1.78%	1.74%	1.80%	2.23%
After expense reimbursement(4)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets:	0.08%	(0.01)%	0.01%	(0.14)%	(0.24)%
Portfolio turnover rate(5)	0%	1%	6%	17%	19%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Alternative Income Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$94.44	$91.02	$88.69	$87.73	$83.38
Income from Investment Operations:
Net investment loss(2)	(0.16)	(0.24)	(0.22)	(0.34)	(0.43)
Net realized and unrealized gain on investments	2.10	3.65	2.55	1.30	4.77
Total from Investment Operations	1.94	3.41	2.33	0.96	4.34
Redemption Fees	0.00 (3)	0.01	—	0.00 (3)	0.01
Less Distributions:
From net investment income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Net Asset Value, End of Year	$96.38	$94.44	$91.02	$88.69	$87.73
Total return(4)	2.05%	3.76%	2.63%	1.24%	4.91%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,501	$2,458	$1,565	$1,554	$2,898
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.00%	2.03%	1.99%	2.05%	2.48%
After expense reimbursement(5)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment loss to average net assets:	(0.17)%	(0.26)%	(0.24)%	(0.39)%	(0.49)%
Portfolio turnover rate(6)	0%	1%	6%	17%	19%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Alternative Income Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$91.33	$88.46	$86.60	$86.10	$82.26
Income from Investment Operations:
Net investment loss(2)	(0.62)	(0.68)	(0.65)	(0.77)	(0.84)
Net realized and unrealized gain on investments	2.02	3.55	2.48	1.27	4.68
Total from Investment Operations	1.40	2.87	1.83	0.50	3.84
Redemption Fees	—	—	0.03	—	—
Less Distributions:
From net investment income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Net Asset Value, End of Year	$92.73	$91.33	$88.46	$86.60	$86.10
Total return	1.53%	3.23%	2.15%	0.74%	4.46%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,513	$1,640	$1,356	$1,506	$1,862
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.50%	2.53%	2.49%	2.55%	2.98%
After expense reimbursement(3)	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment loss to average net assets	(0.67)%	(0.76)%	(0.74)%	(0.89)%	(0.99)%
Portfolio turnover rate(4)	0%	1%	6%	17%	19%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Alternative Income Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$96.66	$92.84	$90.14	$88.76	$84.00
Income from Investment Operations:
Net investment income (loss)(2)	0.27	0.18	0.19	0.06	(0.04)
Net realized and unrealized gain on investments	2.16	3.75	2.60	1.32	4.80
Total from Investment Operations	2.43	3.93	2.79	1.38	4.76
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	—
Less Distributions:
From net investment income	(0.21)	(0.11)	(0.09)	—	—
Total Distributions	(0.21)	(0.11)	(0.09)	—	—
Net Asset Value, End of Year	$98.88	$96.66	$92.84	$90.14	$88.76
Total return	2.51%	4.22%	3.09%	1.72%	5.39%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$15,008	$18,165	$20,255	$26,874	$6,854
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.70%	1.73%	1.69%	1.75%	2.18%
After expense reimbursement(4)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets:	0.28%	0.19%	0.21%	0.06%	(0.04)%
Portfolio turnover rate(5)	0%	1%	6%	17%	19%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.95	$10.32	$10.79	$11.02	$11.08
Income from Investment Operations:
Net investment income(2)	0.37	0.43	0.37	0.33	0.20
Net realized and unrealized gain (loss) on investments	0.14	0.63	(0.60)	(0.06)	0.28
Total from Investment Operations	0.51	1.06	(0.23)	0.27	0.48
Redemption Fees	0.00 (3)	—	0.00 (3)	0.00 (3)	0.00	(3)
Less Distributions:
From net investment income	(0.44)	(0.43)	(0.23)	(0.29)	(0.28)
From net realized gains	—	—	(0.01)	(0.21)	(0.26)
Total Distributions	(0.44)	(0.43)	(0.24)	(0.50)	(0.54)
Net Asset Value, End of Year	$11.02	$10.95	$10.32	$10.79	$11.02
Total return	4.75%	10.41%	(2.17)%	2.46%	4.28%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$6,974	$6,809	$6,108	$10,105	$19,553
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.91%	1.85%	1.79%	1.79%	1.83	%(4)
After expense reimbursement(5)	1.49%	1.49%	1.49%	1.49%	1.50	%(4)
Ratio of net investment income to average net assets:	3.37%	4.02%	3.38%	2.93%	1.74	%(6)
Portfolio turnover rate(7)	16%	9%	10%	35%	54%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The ratio of expenses includes borrowing expense on securities sold short. The expense ratio excluding borrowing expenses on securities sold short was 1.82% before expense reimbursement and 1.49% after expense reimbursement.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	The ratio of net investment income includes borrowing expense on securities sold short.
(7)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.90	$10.27	$10.75	$10.98	$11.03
Income from Investment Operations:
Net investment income(2)	0.34	0.40	0.34	0.30	0.17
Net realized and unrealized gain (loss) on investments	0.13	0.63	(0.60)	(0.06)	0.29
Total from Investment Operations	0.47	1.03	(0.26)	0.24	0.46
Redemption Fees	0.00 (3)	—	0.00 (3)	0.00 (3)	0.00	(3)
Less Distributions:
From net investment income	(0.41)	(0.40)	(0.21)	(0.26)	(0.25)
From net realized gains	—	—	(0.01)	(0.21)	(0.26)
Total Distributions	(0.41)	(0.40)	(0.22)	(0.47)	(0.51)
Net Asset Value, End of Year	$10.96	$10.90	$10.27	$10.75	$10.98
Total return(4)	4.40%	10.17%	(2.46)%	2.17%	4.15%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$4,640	$6,935	$8,754	$12,281	$36,170
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.16%	2.10%	2.04%	2.04%	2.08	%(5)
After expense reimbursement(6)	1.74%	1.74%	1.74%	1.74%	1.75	%(5)
Ratio of net investment income to average net assets:	3.12%	3.77%	3.13%	2.68%	1.49	%(7)
Portfolio turnover rate(8)	16%	9%	10%	35%	54%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	The ratio of expenses includes borrowing expense on securities sold short. The expense ratio excluding borrowing expenses on securities sold short was 2.07% before expense reimbursement and 1.74% after expense reimbursement.
(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(7)	The ratio of net investment income includes borrowing expense on securities sold short.
(8)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.79	$10.18	$10.65	$10.90	$10.96
Income from Investment Operations:
Net investment income(2)	0.29	0.34	0.28	0.24	0.11
Net realized and unrealized gain (loss) on investments	0.14	0.62	(0.58)	(0.06)	0.29
Total from Investment Operations	0.43	0.96	(0.30)	0.18	0.40
Redemption Fees	—	—	—	0.00 (3)	—
Less Distributions:
From net investment income	(0.36)	(0.35)	(0.16)	(0.22)	(0.20)
From net realized gains	—	—	(0.01)	(0.21)	(0.26)
Total Distributions	(0.36)	(0.35)	(0.17)	(0.43)	(0.46)
Net Asset Value, End of Year	$10.86	$10.79	$10.18	$10.65	$10.90
Total return	4.00%	9.51%	(2.84)%	1.61%	3.59%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$6,987	$7,790	$9,266	$10,403	$11,209
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.66%	2.60%	2.54%	2.54%	2.58	%(4)
After expense reimbursement(5)	2.24%	2.24%	2.24%	2.24%	2.25	%(4)
Ratio of net investment income to average net assets:	2.62%	3.27%	2.63%	2.18%	0.99	%(6)
Portfolio turnover rate(7)	16%	9%	10%	35%	54%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The ratio of expenses includes borrowing expense on securities sold short. The expense ratio excluding borrowing expenses on securities sold short was 2.57% before expense reimbursement and 2.24% after expense reimbursement.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	The ratio of net investment income includes borrowing expense on securities sold short.
(7)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.97	$10.34	$10.82	$11.06	$11.11
Income from Investment Operations:
Net investment income(2)	0.40	0.45	0.39	0.35	0.22
Net realized and unrealized gain (loss) on investments	0.13	0.63	(0.59)	(0.06)	0.29
Total from Investment Operations	0.53	1.08	(0.20)	0.29	0.51
Redemption Fees	—	0.00 (3)	0.00 (3)	—	—
Less Distributions:
From net investment income	(0.46)	(0.45)	(0.27)	(0.32)	(0.30)
From net realized gains	—	—	(0.01)	(0.21)	(0.26)
Total Distributions	(0.46)	(0.45)	(0.28)	(0.53)	(0.56)
Net Asset Value, End of Year	$11.04	$10.97	$10.34	$10.82	$11.06
Total return	4.93%	10.61%	(1.96)%	2.61%	4.58%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$30,399	$78,084	$66,199	$102,590	$23,227
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.86%	1.80%	1.74%	1.74%	1.78	%(4)
After expense reimbursement(5)	1.29%	1.29%	1.29%	1.29%	1.30	%(4)
Ratio of net investment income to average net assets:	3.57%	4.22%	3.58%	3.13%	1.94	%(6)
Portfolio turnover rate(7)	16%	9%	10%	35%	54%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The ratio of expenses includes borrowing expense on securities sold short. The expense ratio excluding borrowing expenses on securities sold short was 1.77% before expense reimbursement and 1.29% after expense reimbursement.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	The ratio of net investment income includes borrowing expense on securities sold short.
(7)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Financial Highlights — (Continued)

	The Spin-off Fund
	No Load Class
	December 11,
	2017^
	through
	December 31,
	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Period	$10.81
Income from Investment Operations:
Net investment income(2)	0.00	(3)
Net realized and unrealized gain on investments	0.33
Total from Investment Operations	0.33
Redemption Fees	—
Less Distributions:
From net investment income	—
From net realized gains	—
Total Distributions	—
Net Asset Value, End of Period	$11.14
Total return	3.05	%(4)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$10
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.70	%(5)
After expense reimbursement(6)	1.45	%(5)
Ratio of net investment loss to average net assets:	(0.61	)%(5)
Portfolio turnover rate(4)	0%

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Financial Highlights — (Continued)

	The Spin-off Fund
	Advisor Class A
	For the		For the	For the	For the	For the		For the
	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,		April 30,	April 30,	April 30,	April 30,		April 30,
	2017^		2017	2016	2015	2014		2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Period	$9.82		$8.52	$10.22	$10.32	$8.74		$6.91
Income from Investment Operations:
Net investment income (loss)(2)	(0.02)		0.03	0.00(3)	(0.03)	(0.03)		0.03
Net realized and unrealized gain (loss) on investments	1.29		1.45	(1.70)	(0.07)	1.60		1.87
Net increase from payment by affiliates	—		—	—	—	0.01		—
Total from Investment Operations	1.27		1.48	(1.70)	(0.10)	1.58		1.90
Redemption Fees	—		—	—	—	—		—
Less Distributions:
From net investment income	0.00	(3)	—	—	—	—		(0.07)
From net realized gains	(0.42)		(0.18)	—	—	—		—
Total Distributions	(0.42)		(0.18)	—	—	—		(0.07)
Net Asset Value, End of Period	$10.67		$9.82	$8.52	$10.22	$10.32		$8.74
Total return(4)	12.95	%(5)	17.36%	(16.63)%	(0.97)%	18.08	%(8)	27.77%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$4,322		$4,583	$6,067	$14,604	$12,536		$9,719
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.07	%(6)	2.45%	1.74%	1.77%	1.94%		2.11%
After expense reimbursement(7)	1.50	%(6)	1.50%	1.50%	1.50%	1.50%		1.50%
Ratio of net investment income (loss) to average net assets:	(0.27	)%(6)	0.31%	0.05%	(0.30)%	(0.32)%		0.41%
Portfolio turnover rate	0%		11%	2%	40%	18%		4%

^	For the period May 1, 2017 through December 31, 2017. The Fund changed its fiscal year end from April 30 to December 31.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(8)	Total return would have been 17.96% had the Advisor not reimbursed the Fund for the loss on a portfolio investment.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Financial Highlights — (Continued)

	The Spin-off Fund
	Advisor Class C
	For the		For the	For the	For the	For the		For the
	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,		April 30,	April 30,	April 30,	April 30,		April 30,
	2017^		2017	2016	2015	2014		2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Period	$9.43		$8.25	$9.97	$10.14	$8.64		$6.83
Income from Investment Operations:
Net investment loss(2)	(0.07)		(0.04)	(0.06)	(0.11)	(0.09)		(0.01)
Net realized and unrealized gain (loss) on investments	1.23		1.40	(1.66)	(0.06)	1.58		1.86
Net increase from payment by affiliates	—		—	—	—	0.01		—
Total from Investment Operations	1.16		1.36	(1.72)	(0.17)	1.50		1.85
Redemption Fees	—		—	—	—	—		—
Less Distributions:
From net investment income	—		—	—	—	—		(0.04)
From net realized gains	(0.42)		(0.18)	—	—	—		—
Total Distributions	(0.42)		(0.18)	—	—	—		(0.04)
Net Asset Value, End of Period	$10.17		$9.43	$8.25	$9.97	$10.14		$8.64
Total return	12.31	%(3)	16.46%	(17.25)%	(1.68)%	17.36	%(6)	27.16%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$5,526		$5,678	$6,290	$12,057	$10,701		$9,108
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.82	%(4)	3.20%	2.49%	2.52%	2.53%		2.61%
After expense reimbursement(5)	2.25	%(4)	2.25%	2.25%	2.25%	2.09%		2.00%
Ratio of net investment loss to average net assets:	(1.02	)%(4)	(0.44)%	(0.70)%	(1.05)%	(0.91)%		(0.09)%
Portfolio turnover rate	0%		11%	2%	40%	18%		4%

^	For the period May 1, 2017 through December 31, 2017. The Fund changed its fiscal year end from April 30 to December 31.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Total return would have been 17.25% had the Advisor not reimbursed the Fund for the loss on a portfolio investment.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Financial Highlights — (Continued)

	The Spin-off Fund
	Institutional Class
	For the		For the	For the	For the	For the		For the
	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,		April 30,	April 30,	April 30,	April 30,		April 30,
	2017^		2017	2016	2015	2014		2013
PER SHARE DATA:(1)
Net Asset Value, Beginning of Period	$9.85		$8.53	$10.20	$10.27	$8.67		$6.86
Income from Investment Operations:
Net investment income (loss)(2)	0.00	(3)	0.05	0.03	(0.01)	(0.01)		0.05
Net realized and unrealized gain (loss) on investments	1.29		1.45	(1.70)	(0.06)	1.60		1.85
Net increase from payment by affiliates	—		—	—	—	0.01		—
Total from Investment Operations	1.29		1.50	(1.67)	(0.07)	1.60		1.90
Redemption Fees	0.00	(3)	—	—	—	—		—
Less Distributions:
From net investment income	(0.04)		—	—	—	—		(0.09)
From net realized gains	(0.42)		(0.18)	—	—	—		—
Total Distributions	(0.46)		(0.18)	—	—	—		(0.09)
Net Asset Value, End of Period	$10.68		$9.85	$8.53	$10.20	$10.27		$8.67
Total return	13.07	%(4)	17.57%	(16.37)%	(0.68)%	18.45	%(7)	28.03%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$14,050		$12,022	$24,185	$52,312	$52,635		$39,375
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.83	%(5)	2.20%	1.49%	1.52%	1.69%		1.86%
After expense reimbursement(6)	1.25	%(5)	1.25%	1.25%	1.25%	1.25%		1.25%
Ratio of net investment income (loss) to average net assets:	(0.02	)%(5)	0.56%	0.30%	(0.05)%	(0.07)%		0.66%
Portfolio turnover rate	0%		11%	2%	40%	18%		4%

^	For the period May 1, 2017 through December 31, 2017. The Fund changed its fiscal year end from April 30 to December 31.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(7)	Total return would have been 18.34% had the Advisor not reimbursed the Fund for the loss on a portfolio investment.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC.
Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of
Directors of Kinetics Mutual Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Internet Fund, The Global Fund, The Paradigm Fund, The Medical Fund, The Small Cap Opportunities Fund, The Market Opportunities Fund, The Alternative Income Fund, The Multi-Disciplinary Fund, and the Kinetics Spin-off and Corporate Restructuring Fund (the “Funds”), each a series of Kinetics Mutual Funds, Inc. (the “Trust”), including the schedules of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and with respect to the Kinetics Spin-off and Corporate Restructuring Fund the related statements of operations for the period May 1, 2017 through December 31, 2017, the statements of changes in net assets for the period May 1, 2017 through December 31, 2017 and each of the two years in the period ended April 30, 2017, and financial highlights for the period May 1, 2017 through December 31, 2017 and each of the five years in the period ended April 30, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations, the changes in their net assets, and their financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2004.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

KINETICS MUTUAL FUNDS, INC.
Report of Independent Registered
Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
March 1, 2018

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Consolidated Portfolio Assets
December 31, 2017

The Internet Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Finance and Insurance#	$61,247,437	36.4%
Information	30,236,548	18.0%
Management of Companies and Enterprises	6,360,400	3.8%
Retail Trade	5,197,242	3.1%
Manufacturing	5,119,370	3.0%
Administrative and Support and Waste Management and Remediation Services	4,639,487	2.8%
Arts, Entertainment, and Recreation	595,980	0.3%
Petroleum and Gas	44,663	0.0%

*	Excludes Short-Term Investments
#	In the Finance and Insurance Sector, $47,555,424 represents a cryptocurrency investment of 28.3% of total net assets as of December 31, 2017.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2017 — (Continued)

The Global Portfolio

		Percentage
	Market	of Total
Country Allocation*	Value	Net Assets
United States#	$5,728,964	36.6%
Canada	1,813,579	11.6%
France	513,981	3.3%
Cayman Islands	354,750	2.3%
Japan	313,049	2.0%
Denmark	114,708	0.7%
Brazil	68,674	0.4%
United Kingdom	55,721	0.4%
Argentina	39,740	0.2%
Australia	12,328	0.1%
Spain	696	0.0%

*	Excludes Short-Term Investments
#	In the United States Sector, $3,467,520 represents a cryptocurrency investment of 22.1% of total net assets as of December 31, 2017.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Consolidated Portfolio Assets
December 31, 2017 — (Continued)

The Paradigm Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Petroleum and Gas	$239,385,195	30.3%
Finance and Insurance#	147,866,992	18.7%
Information	99,495,319	12.6%
Real Estate and Rental and Leasing	94,629,214	12.0%
Management of Companies and Enterprises	58,599,262	7.4%
Arts, Entertainment, and Recreation	38,620,082	4.9%
Mining, Quarrying, and Oil and Gas Extraction	26,226,421	3.3%
Manufacturing	16,037,908	2.0%
Utilities	3,513,104	0.4%
Transportation and Warehousing	1,605,912	0.2%
Retail Trade	1,214,642	0.2%
Industrials	1,158,831	0.2%
Accommodation and Food Services	1,027,572	0.1%
Professional, Scientific, and Technical Services	379,720	0.0%

*	Excludes Short-Term Investments
#	In the Finance and Insurance Sector, $43,545,600 represents a cryptocurrency investment of 5.5% of total net assets as of December 31, 2017.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2017 — (Continued)

The Medical Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Manufacturing	$18,874,391	97.0%
Professional, Scientific, and Technical Services	82,132	0.4%
Finance and Insurance	4,300	0.0%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Consolidated Portfolio Assets
December 31, 2017 — (Continued)

The Small Cap Opportunities Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Petroleum and Gas	$53,660,808	29.6%
Finance and Insurance#	36,361,986	20.0%
Real Estate and Rental and Leasing	26,789,646	14.8%
Management of Companies and Enterprises	17,198,182	9.5%
Manufacturing	16,803,121	9.3%
Accommodation and Food Services	7,684,937	4.2%
Arts, Entertainment, and Recreation	7,483,806	4.1%
Utilities	6,800,703	3.7%
Information	1,773,475	1.0%
Support Activities for Water Transportation	1,647,683	0.9%
Mining, Quarrying, and Oil and Gas Extraction	1,317,190	0.7%
Wholesale Trade	672,540	0.4%

*	Excludes Short-Term Investments
#	In the Finance and Insurance Sector, $6,804,000 represents a cryptocurrency investment of 3.7% of total net assets as of December 31, 2017.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Consolidated Portfolio Assets
December 31, 2017 — (Continued)

The Market Opportunities Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Finance and Insurance#	$26,009,844	33.7%
Petroleum and Gas	13,456,069	17.4%
Real Estate and Rental and Leasing	3,994,463	5.2%
Management of Companies and Enterprises	2,400,900	3.1%
Industrials	61,804	0.1%
Manufacturing	41,400	0.0%
Wholesale Trade	23,536	0.0%
Support Activities for Water Transportation	8,313	0.0%
Retail Trade	2,826	0.0%
Mining, Quarrying, and Oil and Gas Extraction	2,213	0.0%

*	Excludes Short-Term Investments
#	In the Finance and Insurance Sector, $13,333,824 represents a cryptocurrency investment of 17.3% of total net assets as of December 31, 2017.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2017 — (Continued)

The Alternative Income Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Exchange Traded Funds	$5,750,802	24.9%

*	Excludes Short-Term Investments & Written Options

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2017 — (Continued)

The Multi-Disciplinary Income Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Manufacturing	$10,156,562	20.6%
Real Estate and Rental and Leasing	5,822,078	11.8%
Information	5,591,270	11.4%
Closed-End Funds	5,539,907	11.3%
Mining, Quarrying, and Oil and Gas Extraction	4,354,868	8.9%
Construction	4,220,350	8.6%
Retail Trade	3,663,156	7.4%
Finance and Insurance	3,048,750	6.2%
Industrials	1,930,862	3.9%
Utilities	1,042,800	2.1%
Professional, Scientific, and Technical Services	517,500	1.1%
Accommodation and Food Services	510,625	1.0%
Arts, Entertainment, and Recreation	391,331	0.8%
Transportation and Warehousing	190,750	0.4%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Consolidated Portfolio of Investments — December 31, 2017

COMMON STOCKS — 67.42%	Shares	Value
Administrative and Support Services — 2.76%
CreditRiskMonitor.com, Inc.	780	$1,427
PayPal Holdings, Inc.*	63,000	4,638,060
		4,639,487
Broadcasting (except Internet) — 6.43%
The E.W. Scripps Company — Class A*	42,000	656,460
Liberty Media Corp.-Liberty SiriusXM — Class A*	24,000	951,840
Liberty Media Corp.-Liberty SiriusXM — Class C*	120,000	4,759,200
The Madison Square Garden Company — Class A*	16,366	3,450,771
MSG Networks Inc. — Class A*	49,100	994,275
		10,812,546
Cable Distributor — 4.02%
Liberty Broadband Corporation — Series A*	17,000	1,445,850
Liberty Broadband Corporation — Series C*	18,600	1,583,976
Liberty Global plc — Series C*	71,800	2,429,712
Liberty Global plc LiLAC — Series C*	16,496	328,106
Liberty Ventures — Series A*	18,000	976,320
		6,763,964
Credit Intermediation and Related Activities — 1.66%
LendingTree, Inc.*	8,233	2,802,925
Data Processor — 2.96%
MasterCard, Inc. — Class A	10,000	1,513,600
Verisk Analytics, Inc. — Class A*	7,600	729,600
Visa, Inc. — Class A	24,000	2,736,480
		4,979,680
Defense — 3.04%
CACI International, Inc. — Class A*	29,200	3,864,620
ManTech International Corporation — Class A	25,000	1,254,750
		5,119,370
E-Commerce — 1.54%
CommerceHub, Inc. — Series A*	6,000	131,940
CommerceHub, Inc. — Series C*	12,400	255,316
eBay, Inc.*	53,200	2,007,768
Liberty Expedia Holdings, Inc. — Class A*	1,800	79,794
Liberty Interactive Corp. QVC — Class A*	5,000	122,100
		2,596,918

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Consolidated Portfolio of Investments — December 31, 2017 — (Continued)

	Shares	Value
Holding Company — 0.47%
Icahn Enterprises LP	14,900	$789,700
Media — 1.55%
Liberty Media Corp.-Liberty Braves — Class A*	8,000	176,400
Liberty Media Corp.-Liberty Braves — Class C*	8,000	177,760
Liberty Media Corp.-Liberty Formula One — Class A*	21,000	687,120
Lions Gate Entertainment Corporation — Class B*	49,400	1,567,956
		2,609,236
Non-Store Retailers — 1.85%
Copart, Inc.*	72,000	3,109,680
Oil and Gas — 0.03%
Texas Pacific Land Trust	100	44,663
Other Exchanges — 0.45%
Cboe Global Markets, Inc.	6,024	750,530
Other Information Services — 5.25%
Alphabet, Inc. — Class A*	4,000	4,213,600
Alphabet, Inc. — Class C*	4,000	4,185,600
GMO Internet, Inc.	25,600	435,546
		8,834,746
Performing Arts, Spectator Sports, and Related Industries — 0.35%
Live Nation Entertainment, Inc.*	14,000	595,980
Satellite Telecommunications — 3.73%
DISH Network Corp. — Class A*	14,800	706,700
EchoStar Corporation — Class A*	93,000	5,570,700
		6,277,400
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 31.33%
The Bitcoin Investment Trust[c]	23,589	47,555,424
CME Group, Inc.	4,180	610,489
MarketAxess Holdings, Inc.	5,700	1,149,975
OTC Markets Group Inc. — Class A	116,985	3,398,414
		52,714,302
TOTAL COMMON STOCKS
(cost $43,031,811)		113,441,127

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Consolidated Portfolio of Investments — December 31, 2017 — (Continued)

	Principal
ESCROW NOTES — 0.00%	Amount	Value
Special Purpose Entity — 0.00%
Adelphia Communications Corp. Preferred*+[a]	$190,000	$—
TOTAL ESCROW NOTES
(cost $0)		—

SHORT-TERM INVESTMENTS — 32.81%	Shares
Money Market Funds — 0.00%
Fidelity Institutional Government Portfolio — Class I, 1.14%[b]	275	275

	Principal
	Amount
U.S. Treasury Obligations — 32.81%
United States Treasury Bills
Maturity Date: 01/25/2018, Yield to Maturity 1.08%	$49,317,000	49,278,403
Maturity Date: 02/15/2018, Yield to Maturity 1.18%	5,932,000	5,923,064
		55,201,467
TOTAL SHORT-TERM INVESTMENTS
(cost $55,205,034)		55,201,742
TOTAL INVESTMENTS — 100.23%
(cost $98,236,845)		$168,642,869

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
+ —	Security is considered illiquid and was fair valued. The aggregate value of such securities is $0 or 0.00% of net assets.
a —	Value determined using significant unobservable inputs.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2017.
c —	Significant Investment – See note 2.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2017 — (Continued)

COMMON STOCKS — 57.22%	Shares	Value
Accommodation — 1.67%
Civeo Corporation*	96,000	$262,080
Asset Management — 3.01%
Brookfield Asset Management Inc. — Class A	5,800	252,532
Onex Corporation	2,000	146,798
Partners Value Investments LP*	1,993	59,457
U.S. Global Investors, Inc. — Class A^	3,600	14,040
		472,827
Broadcasting (except Internet) — 1.79%
Liberty Media Corp.-Liberty SiriusXM — Class A*	3,300	130,878
Liberty Media Corp.-Liberty SiriusXM — Class C*	3,800	150,708
		281,586
Cable Distributor — 0.28%
Liberty Broadband Corporation — Series A*	400	34,020
Liberty Global plc — Series A*	74	2,652
Liberty Global plc — Series C*	182	6,159
Liberty Global plc LiLAC — Series A*	9	181
Liberty Global plc LiLAC — Series C*	22	438
		43,450
Global Exchanges — 0.44%
BM&FBovespa SA	10,000	68,675
Holding Company — 7.60%
Bollore SA	92,000	499,827
Clarke Inc.	24,800	206,173
Dundee Corporation — Class A*	12,400	24,912
Icahn Enterprises LP	2,000	106,000
Siem Industries Inc.*	5,500	354,750
		1,191,662
Industrial Services — 0.02%
Brookfield Business Partners LP	116	4,004
Insurance Carriers and Related Activities — 2.03%
Fairfax Financial Holdings Limited	600	318,204
Trisura Group Limited*	34	705
		318,909

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2017 — (Continued)

	Shares	Value
Lessors of Nonresidential Buildings (except Miniwarehouses) — 1.51%
Cresud S.A.C.I.F.y A. — ADR	1,799	$39,740
The Howard Hughes Corporation*	1,500	196,905
		236,645
Media — 0.41%
Liberty Media Corp.-Liberty Formula One — Class A*	800	26,176
Liberty Media Corp.-Liberty Formula One — Class C*	1,100	37,576
		63,752
Mining (except Oil and Gas) — 1.94%
Franco-Nevada Corporation	2,100	167,895
NovaGold Resources Inc.*	4,000	15,720
Wheaton Precious Metals Corporation	5,450	120,609
		304,224
Oil and Gas — 8.24%
PrairieSky Royalty Limited*	100	2,551
Texas Pacific Land Trust[c]	2,890	1,290,761
		1,293,312
Other Exchanges — 0.89%
Cboe Global Markets, Inc.	1,118	139,292
Other Information Services — 2.00%
GMO Internet, Inc.	18,400	313,049
Pipeline Transportation — 0.09%
Rubis SCA	200	14,153
Publishing Industries (except Internet) — 0.08%
NZME Limited	20,000	12,328
Promotora de Informaciones S.A. — ADR*	240	696
		13,024
Real Estate — 1.38%
Dream Unlimited Corp. — Class A*	35,100	216,687
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 22.84%
The Bitcoin Investment Trust[c]	1,720	3,467,520
CME Group, Inc.	786	114,795
		3,582,315
Shipping Services — 0.25%
Clarkson plc	1,000	38,628

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2017 — (Continued)

	Shares	Value
Transportation — 0.02%
Braemar Shipping Services plc	1,000	$3,659
Water Transportation — 0.73%
A.P. Moeller-Maersk A/S — Class B — ADR	13,200	114,708
TOTAL COMMON STOCKS
(cost $4,853,423)		8,976,641

PREFERRED STOCKS — 0.07%
Asset Management — 0.07%
Partners Value Investments LP — Class A*	515	11,124
TOTAL PREFERRED STOCKS
(cost $5,334)		11,124

	Principal
CORPORATE BONDS — 0.13%	Amount
General Merchandise Stores — 0.13%
Sears Holdings Corporation, 8.000%, 12/15/2019	$39,500	20,293
TOTAL CORPORATE BONDS
(cost $39,500)		20,293

WARRANTS — 0.05%	Shares
Asset Management — 0.05%
Partners Value Investments LP	1,893	8,132
TOTAL WARRANTS
(cost $7,160)		8,132

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2017 — (Continued)

SHORT-TERM INVESTMENTS — 42.62%	Shares	Value
Money Market Funds — 0.01%
Fidelity Institutional Government Portfolio — Class I, 1.14%[b]	982	$982

	Principal
	Amount
U.S. Treasury Obligations — 42.61%
United States Treasury Bills
Maturity Date: 01/25/2018, Yield to Maturity 1.08%	$430,000	429,663
Maturity Date: 02/15/2018, Yield to Maturity 1.18%	6,265,000	6,255,563
		6,685,226
TOTAL SHORT-TERM INVESTMENTS
(cost $6,686,448)		6,686,208

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING — 0.10%	Shares
Money Market Funds — 0.10%
First American Government Obligations Fund — Class X, 1.20%[b]	14,599	14,599
TOTAL INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING
(cost $14,599)		14,599
TOTAL INVESTMENTS — 100.19%
(cost $11,606,464)		$15,716,997

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —	This security or a portion of this security was out on loan at December 31, 2017. Total loaned securities had a market value of $13,400 at December 31, 2017. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2017.
c —	Significant Investment – See note 2.
ADR —	American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Consolidated Portfolio of Investments — December 31, 2017 — (Continued)

COMMON STOCKS — 92.27%	Shares	Value
Accommodation — 0.13%
Civeo Corporation*	376,400	$1,027,572
Asset Management — 7.74%
Associated Capital Group, Inc. — Class A	259,000	8,831,900
Brookfield Asset Management Inc. — Class A	816,800	35,563,472
Onex Corporation	225,600	16,558,815
Partners Value Investments LP*	800	23,866
RIT Capital Partners plc	7,200	190,727
		61,168,780
Beverage and Tobacco Product Manufacturing — 0.13%
Crimson Wine Group Limited*	98,400	1,049,928
Broadcasting (except Internet) — 4.60%
CBS Corporation — Class B	39,900	2,354,100
Liberty Media Corp.-Liberty SiriusXM — Class A*	333,700	13,234,542
Liberty Media Corp.-Liberty SiriusXM — Class C*	524,400	20,797,704
		36,386,346
Cable Distributor — 3.17%
Liberty Broadband Corporation — Series A*	58,300	4,958,415
Liberty Broadband Corporation — Series C*	175,600	14,954,096
Liberty Ventures — Series A*	95,200	5,163,648
		25,076,159
Chemical Manufacturing — 0.08%
Platform Specialty Products Corporation*	59,900	594,208
E-Commerce — 0.97%
Liberty Expedia Holdings, Inc. — Class A*	27,400	1,214,642
Liberty Interactive Corp. QVC — Class A*	264,300	6,454,206
		7,668,848
Gaming — 1.61%
Las Vegas Sands Corp.	79,700	5,538,353
MGM Resorts International	64,900	2,167,011
Wynn Resorts Limited	30,000	5,057,700
		12,763,064

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Consolidated Portfolio of Investments — December 31, 2017 — (Continued)

	Shares	Value
Holding Company — 5.61%
Bollore SA	391,200	$2,125,353
Dundee Corporation — Class A*	71,800	144,246
Icahn Enterprises LP	619,400	32,828,200
Leucadia National Corporation	283,000	7,496,670
Siem Industries Inc.*	28,000	1,806,000
		44,400,469
Industrial Services — 0.05%
Brookfield Business Partners LP^	11,000	379,720
Insurance Carriers and Related Activities — 2.13%
Markel Corporation*	14,800	16,859,124
Lessors of Nonresidential Buildings (except Miniwarehouses) — 10.24%
The Howard Hughes Corporation*[c]	616,800	80,967,336
Lessors of Residential Buildings and Dwellings — 0.82%
Equity Lifestyle Properties, Inc. — REIT	72,400	6,445,048
Media — 2.52%
Discovery Communications, Inc. — Class A*	150,300	3,363,714
Discovery Communications, Inc. — Class C*	76,000	1,608,920
Liberty Media Corp.-Liberty Formula One — Class A*	92,800	3,036,416
Liberty Media Corp.-Liberty Formula One — Class C*	130,000	4,440,800
Lions Gate Entertainment Corporation — Class B*	223,400	7,090,716
Viacom Inc. — Class B	13,100	403,611
		19,944,177
Mining (except Oil and Gas) — 2.24%
Franco-Nevada Corporation	221,600	17,716,920
Oil and Gas — 30.27%
PrairieSky Royalty Limited	1,000	25,505
Texas Pacific Land Trust(c)(d)	535,981	239,385,194
		239,410,699
Oil and Gas Extraction — 0.85%
Atlas Energy Group LLC*	612,400	29,763
Continental Resources, Inc.*	62,900	3,331,813
Tourmaline Oil Corp.*	183,000	3,316,420
		6,677,996
Other Exchanges — 2.92%
Cboe Global Markets, Inc.	185,200	23,074,068

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Consolidated Portfolio of Investments — December 31, 2017 — (Continued)

	Shares	Value
Other Information Services — 0.22%
GMO Internet, Inc.	102,000	$1,735,381
Performing Arts, Spectator Sports, and Related Industries — 3.27%
Live Nation Entertainment, Inc.*	607,400	25,857,018
Publishing Industries (except Internet) — 0.08%
Time Inc.	36,000	664,200
Real Estate — 0.91%
Dream Unlimited Corp. — Class A*	276,600	1,707,570
Forest City Realty Trust, Inc. — Class A — REIT	228,600	5,509,260
		7,216,830
Restaurants — 1.82%
The Wendy’s Company	876,600	14,393,772
Satellite Telecommunications — 3.21%
DISH Network Corp. — Class A*	193,400	9,234,850
EchoStar Corporation — Class A*	269,600	16,149,040
		25,383,890
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 5.89%
The Bitcoin Investment Trust[c]	21,600	43,545,600
CME Group, Inc.	21,000	3,067,050
		46,612,650
Shipping Services — 0.15%
Clarkson plc	30,000	1,158,831
Utilities — 0.44%
Brookfield Infrastructure Partners LP	78,400	3,513,104
Water Transportation — 0.20%
A.P. Moeller-Maersk A/S — Class B — ADR	184,800	1,605,912
TOTAL COMMON STOCKS
(cost $382,764,805)		729,752,050

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Consolidated Portfolio of Investments — December 31, 2017 — (Continued)

PREFERRED STOCKS — 0.00%	Shares	Value
Asset Management — 0.00%
Partners Value Investments LP — Class A	217	$4,687
TOTAL PREFERRED STOCKS
(cost $1,764)		4,687

	Principal
ESCROW NOTES — 0.00%	Amount
Special Purpose Entity — 0.00%
Adelphia Communications Corp.*+[a]	$200,000	—
TOTAL ESCROW NOTES
(cost $0)		—

WARRANTS — 0.00%	Shares
Asset Management — 0.00%
Partners Value Investments LP*	800	3,437
TOTAL WARRANTS
(cost $2,368)		3,437

SHORT-TERM INVESTMENTS — 7.65%
Money Market Funds — 0.00%
Fidelity Institutional Government Portfolio — Class I, 1.14%[b]	31,901	31,901

	Principal
	Amount
U.S. Treasury Obligations — 7.65%
United States Treasury Bills
Maturity Date: 01/18/2018, Yield to Maturity 1.11%	$4,334,000	4,331,624
Maturity Date: 01/25/2018, Yield to Maturity 1.08%	48,308,000	48,270,192
Maturity Date: 02/08/2018, Yield to Maturity 1.18%	1,959,000	1,956,491
Maturity Date: 02/15/2018, Yield to Maturity 1.18%	5,916,000	5,907,088
		60,465,395
TOTAL SHORT-TERM INVESTMENTS
(cost $60,500,718)		60,497,296

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Consolidated Portfolio of Investments — December 31, 2017 — (Continued)

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING — 0.00%	Shares	Value
Money Market Funds — 0.00%
First American Government Obligations Fund — Class X, 1.20%[b]	6,898	$6,898
TOTAL INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING
(cost $6,898)		6,898
TOTAL INVESTMENTS — 99.92%
(cost $443,276,553)		$790,264,368

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —	This security or a portion of this security was out on loan at December 31, 2017. Total loaned securities had a market value of $6,904 at December 31, 2017. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous.
+ —	Security is considered illiquid and was fair valued. The aggregate value of such securities is $0.00 or 0.00% of net assets.
a —	Value determined using significant unobservable inputs.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2017.
c —	Significant Investment – See note 2.
d —	Affiliated issuer. See note 10.
ADR —	American Depository Receipt.
REIT —	Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2017 — (Continued)

COMMON STOCKS — 97.37%	Shares	Value
Chemical Manufacturing — 2.78%
Lonza Group AG	2,000	$540,407
Pharmaceutical and Biotechnology — 94.19%
AbbVie Inc.[c]	13,000	1,257,230
Agenus, Inc.*	148	482
Alkermes plc*[c]	22,000	1,204,060
AmpliPhi Biosciences Corp.*	2	2
Arena Pharmaceuticals, Inc.*	4,500	152,865
AstraZeneca plc — ADR	28,000	971,600
Biogen Inc.*[c]	3,750	1,194,638
Bioverativ, Inc.*	2,375	128,060
Bristol-Myers Squibb Company[c]	24,000	1,470,720
Celgene Corporation*	7,000	730,520
Celldex Therapeutics Inc.*	26,294	74,675
Eli Lilly & Company[c]	19,000	1,604,740
Gilead Sciences, Inc.	9,000	644,760
GlaxoSmithKline plc — ADR	22,673	804,211
Immune Pharmaceuticals, Inc.*	1	1
Ionis Pharmaceuticals, Inc.*	17,000	855,100
Johnson & Johnson[c]	9,000	1,257,480
Madrigal Pharmaceuticals, Inc.*	514	47,180
Merck & Co., Inc.	15,000	844,050
Merrimack Pharmaceuticals, Inc.	2,500	25,625
Novartis AG — ADR[c]	14,000	1,175,440
Onconova Therapeutics, Inc.*	2,400	3,600
Osiris Therapeutics, Inc.*^	21,000	126,000
Pfizer, Inc.[c]	43,000	1,557,460
Progenics Pharmaceuticals, Inc.*	67,200	399,840
Roche Holding AG Limited — ADR	23,000	726,340
Sanofi — ADR[c]	25,000	1,075,000
		18,331,679
Professional, Scientific, and Technical Services — 0.40%
Codexis, Inc.*	5,611	46,852
Pacific Biosciences of California Inc.*	12,000	31,680
		78,532
TOTAL COMMON STOCKS
(cost $13,212,914)		18,950,618

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2017 — (Continued)

RIGHTS — 0.05%	Shares	Value
Funds, Trusts, and Other Financial Vehicles — 0.02%
Ligand Pharmaceuticals Inc.*	44,000	$572
Ligand Pharmaceuticals Inc.*	44,000	2,860
Ligand Pharmaceuticals Inc.*	44,000	538
Ligand Pharmaceuticals Inc.*#	44,000	330
		4,300
Pharmaceutical and Biotechnology — 0.03%
Sanofi*	15,538	5,905
TOTAL RIGHTS
(cost $0)		10,205

SHORT-TERM INVESTMENTS — 2.58%
Money Market Funds — 0.00%
Fidelity Institutional Government Portfolio — Class I, 1.14%[b]	502	502

	Principal
	Amount
U.S. Treasury Obligations — 2.58%
United States Treasury Bills
Maturity Date: 02/15/2018, Yield to Maturity 1.17%	$502,000	501,244
TOTAL SHORT-TERM INVESTMENTS
(cost $501,768)		501,746

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING — 0.64%	Shares
Money Market Funds — 0.64%
First American Government Obligations Fund — Class X, 1.20%[b]	124,472	124,472
TOTAL INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING
(cost $124,472)		124,472
TOTAL INVESTMENTS — 100.64%
(cost $13,839,154)		$19,587,041

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2017 — (Continued)

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —	This security or a portion of this security was out on loan at December 31, 2017. Total loaned securities had a market value of $124,506 at December 31, 2017. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous.
# —	Contingent value right (contingent upon profitability of company).
b —	The rate quoted is the annualized seven-day yield as of December 31, 2017.
c —	Significant Investment – See note 2.
ADR —	American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2017 — (Continued)

COMMON STOCKS — 97.13%	Shares	Value
Accommodation — 4.24%
Civeo Corporation*	2,814,995	$7,684,936
Asset Management — 12.04%
Associated Capital Group, Inc. — Class A	164,250	5,600,925
GAMCO Investors, Inc. — Class A	19,200	569,280
JZ Capital Partners Limited*	190,400	1,246,780
Onex Corporation	93,180	6,833,941
Partners Value Investments LP*	191,000	5,698,091
RIT Capital Partners plc	71,200	1,886,080
Sprott, Inc.	1,680	3,261
		21,838,358
Beverage and Tobacco Product Manufacturing — 0.70%
Crimson Wine Group Limited*	119,600	1,276,132
Chemical Manufacturing — 2.44%
Inter Parfums, Inc.	69,600	3,024,120
Platform Specialty Products Corporation*	140,600	1,394,752
		4,418,872
Holding Company — 10.36%
Dundee Corporation — Class A*	793,500	1,594,142
Icahn Enterprises LPc	324,494	17,198,182
		18,792,324
Insurance Carriers and Related Activities — 0.45%
Greenlight Capital Re, Limited — Class A*	41,000	824,100
Lessors of Nonresidential Buildings (except Miniwarehouses) — 7.30%
The Howard Hughes Corporation*[c]	100,900	13,245,143
Machinery Manufacturing — 0.52%
Colfax Corporation*	24,000	950,880
Media — 0.77%
Lions Gate Entertainment Corporation — Class B*	44,096	1,399,607
Merchant Wholesalers, Durable Goods — 0.37%
Dorman Products, Inc.*	11,000	672,540
Oil and Gas — 30.38%
Permian Basin Royalty Trust	165,500	1,467,985
Texas Pacific Land Trust[c]	120,146	53,660,808
		55,128,793

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2017 — (Continued)

	Shares	Value
Oil Refining — 0.73%
Par Pacific Holdings, Inc.*	68,319	$1,317,190
Other Exchanges — 1.04%
Urbana Corporation — Class A	695,071	1,891,124
Performing Arts, Spectator Sports, and Related Industries — 4.12%
Live Nation Entertainment, Inc.*	175,800	7,483,806
Pipeline Transportation — 3.75%
Rubis SCA	96,100	6,800,703
Publishing Industries (except Internet) — 0.10%
Promotora de Informaciones S.A. — ADR*	64,644	187,468
Real Estate — 7.46%
Dream Unlimited Corp. — Class A*[c]	2,194,000	13,544,503
Restaurants — 4.84%
The Wendy’s Company	534,650	8,778,953
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 3.75%
The Bitcoin Investment Trust	3,375	6,804,000
Telecommunications — 0.10%
LICT Corporation*	16	186,400
Transportation — 0.91%
Braemar Shipping Services plc	450,322	1,647,683
Transportation Equipment Manufacturing — 0.76%
American Railcar Industries, Inc.^	33,100	1,378,284
TOTAL COMMON STOCKS
(cost $145,772,081)		176,251,799

PREFERRED STOCKS — 0.62%
Asset Management — 0.62%
Partners Value Investments LP — Class A	51,933	1,121,753
TOTAL PREFERRED STOCKS
(cost $420,821)		1,121,753

WARRANTS — 0.45%
Asset Management — 0.45%
Partners Value Investments LP*	191,000	820,525
TOTAL WARRANTS
(cost $564,856)		820,525

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2017 — (Continued)

SHORT-TERM INVESTMENTS — 1.88%	Shares	Value
Money Market Funds — 0.00%
Fidelity Institutional Government Portfolio — Class I, 1.14%[b]	293	$293

	Principal
	Amount
U.S. Treasury Obligations — 1.88%
United States Treasury Bills
Maturity Date: 01/25/2018, Yield to Maturity 1.08%	$3,417,000	3,414,325
TOTAL SHORT-TERM INVESTMENTS
(cost $3,414,832)		3,414,618

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING — 0.22%	Shares
Money Market Funds — 0.22%
First American Government Obligations Fund — Class X, 1.20%[b]	403,641	403,641
TOTAL INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING
(cost $403,641)		403,641
TOTAL INVESTMENTS — 100.30%
(cost $150,576,231)		$182,012,336

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —	This security or a portion of this security was out on loan at December 31, 2017. Total loaned securities had a market value of $395,580 at December 31, 2017. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2017.
c —	Significant Investment – See note 2.
ADR —	American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2017 — (Continued)

COMMON STOCKS — 58.95%	Shares	Value
Asset Management — 6.55%
Associated Capital Group, Inc. — Class A	33,600	$1,145,760
GAMCO Investors, Inc. — Class A	100	2,965
Oaktree Capital Group LLC	9,000	378,900
Onex Corporation	29,200	2,143,251
Partners Value Investments LP*	43,516	1,298,210
Sprott, Inc.	41,155	79,887
U.S. Global Investors, Inc. — Class A^	3,600	14,040
		5,063,013
Beverage and Tobacco Product Manufacturing — 0.05%
Crimson Wine Group Limited*	3,880	41,400
Data Processor — 2.27%
MasterCard, Inc. — Class A	4,800	726,528
Visa, Inc. — Class A	9,000	1,026,180
		1,752,708
Global Exchanges — 0.69%
JSE Limited	43,000	534,663
Holding Company — 3.53%
Clarke Inc.	1,000	8,313
Dundee Corporation — Class A*	157,000	315,413
Icahn Enterprises LP	45,300	2,400,900
		2,724,626
Insurance Carriers and Related Activities — 0.93%
Fairfax Financial Holdings Limited	60	31,820
Markel Corporation*	600	683,478
		715,298
Lessors of Nonresidential Buildings (except Miniwarehouses) — 2.99%
The Howard Hughes Corporation*	17,600	2,310,352
Merchant Wholesalers, Durable Goods — 0.03%
A-Mark Precious Metals, Inc.	1,600	23,536
Mining (except Oil and Gas) — 0.00%
Wheaton Precious Metals Corporation	100	2,213
Oil and Gas — 17.41%
Texas Pacific Land Trust[c]	30,128	13,456,069

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2017 — (Continued)

	Shares	Value
Other Exchanges — 2.78%
Cboe Global Markets, Inc.	7,106	$885,336
NZX Limited	359,002	284,957
Urbana Corporation	3,200	9,241
Urbana Corporation — Class A	356,004	968,603
		2,148,137
Real Estate — 2.18%
Dream Unlimited Corp. — Class A*	272,800	1,684,111
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 19.28%
The Bitcoin Investment Trust[c]	62,558	13,333,824
CME Group, Inc.	5,891	860,381
IntercontinentalExchange Group, Inc.	10,000	705,600
		14,899,805
Shipping Services — 0.08%
Clarkson plc	1,600	61,804
U.S. Equity Exchanges — 0.18%
NASDAQ, Inc.	1,800	138,294
TOTAL COMMON STOCKS
(cost $22,346,355)		45,556,029

PREFERRED STOCKS — 0.33%
Asset Management — 0.33%
Partners Value Investments LP — Class A	11,832	255,571
TOTAL PREFERRED STOCKS
(cost $96,929)		255,571

	Principal
CORPORATE BONDS — 0.00%	Amount
General Merchandise Stores — 0.00%
Sears Holdings Corporation, 8.000%, 12/15/2019	$5,500	2,826
TOTAL CORPORATE BONDS
(cost $5,500)		2,826

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2017 — (Continued)

WARRANTS — 0.24%	Shares	Value
Asset Management — 0.24%
Partners Value Investments LP*	43,516	$186,942
TOTAL WARRANTS
(cost $130,104)		186,942

SHORT-TERM INVESTMENTS — 39.82%
Money Market Funds — 0.00%
Fidelity Institutional Government Portfolio — Class I, 1.14%[b]	1,059	1,059

	Principal
	Amount
U.S. Treasury Obligations — 39.82%
United States Treasury Bills
Maturity Date: 01/25/2018, Yield to Maturity 1.08%	$19,808,000	19,792,498
Maturity Date: 02/08/2018, Yield to Maturity 1.14%	747,000	746,043
Maturity Date: 02/15/2018, Yield to Maturity 1.18%	10,245,000	10,229,567
		30,768,108
TOTAL SHORT-TERM INVESTMENTS
(cost $30,770,840)		30,769,167

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING — 0.02%	Shares
Money Market Funds — 0.02%
First American Government Obligations Fund — Class X, 1.20%[b]	15,143	15,143
TOTAL INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING
(cost $15,143)		15,143
TOTAL INVESTMENTS — 99.36%
(cost $53,364,871)		$76,785,678

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —	This security or a portion of this security was out on loan at December 31, 2017. Total loaned securities had a market value of $13,900 at December 31, 2017. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2017.
c —	Significant Investment – See note 2.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2017 — (Continued)

EXCHANGE TRADED FUNDS — 24.89%	Shares	Value
Funds, Trusts, and Other Financial Vehicles — 24.89%
iShares 1-3 Year Credit Bond ETF	27,000	$2,822,580
PIMCO Enhanced Short Maturity Active ETF	4,700	477,332
SPDR Barclays Short-Term Corporate Bond ETF#	24,000	730,080
Vanguard Short-Term Corporate Bond ETF	21,700	1,720,810
TOTAL EXCHANGE TRADED FUNDS
(cost $5,804,793)		5,750,802

SHORT-TERM INVESTMENTS — 73.64%
Money Market Funds — 9.78%
Fidelity Institutional Government Portfolio — Class I, 1.14%#[b]	2,261,233	2,261,233

	Principal
	Amount
U.S. Treasury Obligations — 63.86%
United States Treasury Bills
Maturity Date: 01/25/2018, Yield to Maturity 1.08%#	$14,767,000	14,755,443
TOTAL SHORT-TERM INVESTMENTS
(cost $17,017,601)		17,016,676
TOTAL INVESTMENTS — 98.53%
(cost $22,822,394)		$22,767,478

Percentages are stated as a percent of net assets.
# —	All or a portion of the securities have been committed as collateral for written option contracts, totaling $2,990,425.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2017.
ETF —	Exchange Traded Fund.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2017 — (Continued)

	Principal
CONVERTIBLE BONDS — 1.78%	Amount	Value
Energy Transportation — 0.72%
Cheniere Energy, Inc., 4.250%, 03/15/2045	$500,000	$357,187
Real Estate — 1.06%
Forest City Enterprises, Inc., 4.250%, 08/15/2018	446,000	521,263
TOTAL CONVERTIBLE BONDS
(cost $806,174)		878,450

CORPORATE BONDS — 82.05%
Broadcasting (except Internet) — 3.90%
Cablevision Systems Corporation, 5.875%, 09/15/2022	200,000	197,500
Sinclair Television Group, Inc., 5.375%, 04/01/2021	250,000	255,000
Sirius XM Radio, Inc., 4.625%, 05/15/2023■	1,050,000	1,074,938
TEGNA, Inc.
5.125%, 10/15/2019	133,000	135,081
5.125%, 07/15/2020	250,000	256,250
		1,918,769
Building and Construction Materials — 0.47%
Vulcan Materials Co., 7.500%, 06/15/2021	200,000	231,623
Cable Distributor — 0.50%
Altice Luxembourg SA, 7.750%, 05/15/2022■	250,000	246,562
Chemical Manufacturing — 7.85%
Ashland Inc., 4.750%, 08/15/2022[c]	3,000,000	3,127,500
The Chemours Company
6.625%, 05/15/2023	474,000	503,625
7.000%, 05/15/2025	214,000	233,260
		3,864,385
Construction of Buildings — 8.36%
Lennar Corporation, 4.750%, 11/15/2022	1,960,000	2,065,350
TRI Pointe Holdings, Inc., 4.375%, 06/15/2019	2,000,000	2,050,000
		4,115,350
E-Commerce — 2.00%
IAC/InterActiveCorp, 4.750%, 12/15/2022^	1,000,000	985,000

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2017 — (Continued)

	Principal
	Amount	Value
Energy Transportation — 2.12%
ONEOK Inc., 4.250%, 02/01/2022	$1,000,000	$1,042,800
Fabricated Metal Product Manufacturing — 0.50%
Ball Corp., 5.250%, 07/01/2025	224,000	244,440
Food Manufacturing — 9.82%
Lamb Weston Holdings, Inc.[c]
4.625%, 11/01/2024■	1,000,000	1,035,000
4.875%, 11/01/2026■	3,625,000	3,797,187
		4,832,187
Gaming — 1.04%
Wynn Las Vegas LLC, 4.250%, 05/30/2023■	500,000	510,625
Holding Company — 6.20%
Icahn Enterprises, 5.875%, 02/01/2022[c]	3,000,000	3,048,750
Lessors of Nonresidential Buildings (except Miniwarehouses) — 2.61%
The Howard Hughes Corporation, 5.375%, 03/15/2025■	1,250,000	1,284,375
Mining (except Oil and Gas) — 2.78%
Freeport-McMoRan Inc., 3.550%, 03/01/2022	1,100,000	1,090,375
Teck Resources Limited, 4.750%, 01/15/2022	264,000	276,883
		1,367,258
Motor Vehicle and Parts Dealers — 7.45%
Penske Automotive Group, Inc., 5.750%, 10/01/2022[c]	3,550,000	3,663,156
Oil and Gas Extraction — 4.99%
Continental Resources, Inc., 5.000%, 09/15/2022	600,000	611,250
Murphy Oil Corp., 4.450%, 12/01/2022	1,208,000	1,215,550
QEP Resources, Inc.
6.875%, 03/01/2021	250,000	271,250
5.375%, 10/01/2022	120,000	123,300
5.250%, 05/01/2023	230,000	233,878
		2,455,228
Oil and Gas Service Company — 2.36%
Ensco plc, 4.700%, 03/15/2021	600,000	590,622
Rowan Companies, Inc., 4.875%, 06/01/2022	600,000	568,500
		1,159,122
Publishing Industries (except Internet) — 0.52%
Tribune Media Co., 5.875%, 07/15/2022	250,000	258,125

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2017 — (Continued)

	Principal
	Amount	Value
Real Estate — 9.43%
Brookfield Residential Properties[c]
6.500%, 12/15/2020■	$3,250,000	$3,323,125
6.125%, 07/01/2022■	100,000	105,000
6.375%, 05/15/2025■	651,000	693,315
Lamar Media Corp., 5.000%, 05/01/2023	500,000	517,500
		4,638,940
Shipping Services — 3.92%
Stolt-Nielsen Limited, 6.375%, 09/21/2022(a)	2,000,000	1,930,862
Software and Services — 0.62%
Nuance Communications, Inc., 5.375%, 08/15/2020■	300,000	304,875
Telecommunications — 4.61%
CenturyLink, Inc., 5.800%, 03/15/2022	500,000	491,575
Crown Castle International Corp., 4.875%, 04/15/2022	700,000	751,382
Hughes Satellite Systems Corp.
6.500%, 06/15/2019	450,000	471,938
7.625%, 06/15/2021	500,000	554,375
		2,269,270
TOTAL CORPORATE BONDS
(cost $39,343,453)		40,371,702

MUNICIPAL BONDS — 0.39%
Air Transportation — 0.39%
Branson Missouri Regional Airport Transportation Development District
6.000%, 07/01/2025+[d]	2,000,000	109,000
6.000%, 07/01/2037+[d]	1,500,000	81,750
TOTAL MUNICIPAL BONDS
(cost $2,245,112)		190,750

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2017 — (Continued)

CLOSED-END FUNDS — 11.26%	Shares	Value
Funds, Trusts, and Other Financial Vehicles — 11.26%
DoubleLine Income Solutions Fund	29,800	$601,662
DoubleLine Opportunistic Credit Fund^	50,900	1,129,471
PIMCO Dynamic Income Fund^	88,000	2,644,400
PIMCO Income Opportunity Fund	9,000	233,190
PIMCO Income Strategy Fund	10,000	116,800
PIMCO Income Strategy Fund II	10,000	104,300
Special Opportunities Fund Inc.	14,200	211,296
Western Asset Mortgage Defined Opportunity Fund Inc.	19,200	473,664
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	2,200	25,124
TOTAL CLOSED-END FUNDS
(cost $5,949,166)		5,539,907

SHORT-TERM INVESTMENTS — 3.64%
Money Market Funds — 0.03%
Fidelity Institutional Government Portfolio — Class I, 1.14%[b]	14,604	14,604

	Principal
	Amount
U.S. Treasury Obligations — 3.61%
United States Treasury Bills
Maturity Date: 01/18/2018, Yield to Maturity 1.11%	$1,505,000	1,504,175
Maturity Date: 01/25/2018, Yield to Maturity 1.08%	271,000	270,788
		1,774,963
TOTAL SHORT-TERM INVESTMENTS
(cost $1,789,620)		1,789,567

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING — 2.97%	Shares
Money Market Funds — 2.97%
First American Government Obligations Fund — Class X, 1.20%[b]	1,463,533	1,463,533
TOTAL INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING
(cost $1,463,533)		1,463,533
TOTAL INVESTMENTS — 102.09%
(cost $51,597,058)		$50,233,909

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2017 — (Continued)

Percentages are stated as a percent of net assets.
■ —	The percentage of net assets comprised of 144a securities was 25.15%.
^ —	This security or a portion of this security was out on loan at December 31, 2017. Total loaned securities had a market value of $1,440,656 at December 31, 2017. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous.
+ —	Security is considered illiquid. The aggregate value of such securities is $190,750 or 0.39% of net assets.
a —	Value determined using significant unobservable inputs.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2017.
c —	Significant Investment – See note 2.
d —	Default or other conditions exist and the security is not presently accruing income.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2017

PUT OPTIONS WRITTEN	Contracts[d]	Notional	Value
Equity Index
S&P 500 Index
Expiration: January 2018, Exercise Price: $2,555.00	3	$766,500	$285
Expiration: January 2018, Exercise Price: $2,560.00	2	512,000	190
Expiration: January 2018, Exercise Price: $2,575.00	4	1,030,000	440
Expiration: January 2018, Exercise Price: $2,580.00	6	1,548,000	1,920
Expiration: January 2018, Exercise Price: $2,590.00	3	777,000	1,080
Expiration: January 2018, Exercise Price: $2,595.00	3	778,500	2,565
Expiration: January 2018, Exercise Price: $2,600.00	2	520,000	1,350
Expiration: January 2018, Exercise Price: $2,600.00	5	1,300,000	4,525
Expiration: January 2018, Exercise Price: $2,605.00	2	521,000	1,430
Expiration: January 2018, Exercise Price: $2,605.00	1	260,500	955
Expiration: January 2018, Exercise Price: $2,610.00	5	1,305,000	3,825
TOTAL PUT OPTIONS WRITTEN
(premiums received $26,373)	36		$18,565

[d] – 100 shares per contract.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities
December 31, 2017

	The Internet
	Portfolio	The Global
	(Consolidated)	Portfolio
ASSETS:
Investments, at value(1)(2)	$168,642,869	$15,716,997
Cash	158,873	1,660
Receivable for contributed capital	654,486	69,526
Receivable for investments sold	316,387	5,294
Dividends and interest receivable	21,948	28,071
Prepaid expenses and other assets	1,136	304
Total Assets	169,795,699	15,821,852
LIABILITIES:
Payable to Adviser	177,648	15,864
Payable to Trustees	3,551	312
Payable to Chief Compliance Officer	192	5
Payable for securities purchased	—	25,018
Payable for collateral received for securities loaned	—	14,599
Payable for withdrawn capital	1,317,793	65,783
Accrued expenses and other liabilities	33,863	13,088
Total Liabilities	1,533,047	134,669
Net Assets	$168,262,652	$15,687,183
(1) Cost of investments	$98,236,845	$11,606,464
(2) Includes loaned securities with a market value of	$—	$13,400

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2017

	The Paradigm
	Portfolio	The Medical
	(Consolidated)	Portfolio
ASSETS:
Investments, at value
Unaffiliated issuers(1)	$550,879,174	$19,587,041
Affiliated issuers(2)	$239,385,194	—
Total investments, at value(3)(4)	$790,264,368	$19,587,041
Cash	950,000	—
Receivable for contributed capital	440,748	34,206
Receivable for investments sold	684,247	—
Dividends and interest receivable	171,182	38,037
Prepaid expenses and other assets	16,596	1,277
Total Assets	792,527,141	19,660,561
LIABILITIES:
Payable to Adviser	821,947	20,882
Payable to Trustees	20,828	553
Payable to Chief Compliance Officer	1,345	38
Payable for securities purchased	29,444	—
Payable for collateral received for securities loaned	6,898	124,472
Payable for withdrawn capital	617,206	39,502
Accrued expenses and other liabilities	149,621	12,779
Total Liabilities	1,647,289	198,226
Net Assets	$790,879,852	$19,462,335
(1) Unaffiliated issuers cost	$389,395,030	$13,839,154
(2) Affiliated issuers cost	53,881,523	—
(3) Total issuers cost	$443,276,553	$13,839,154
(4) Includes loaned securities with a market value of	$6,904	$124,506

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2017

	The Small Cap	The Market
	Opportunities	Opportunities
	Portfolio	Portfolio
	(Consolidated)	(Consolidated)
ASSETS:
Investments, at value(1)(2)	$182,012,336	$76,785,678
Cash	260,000	39,848
Receivable for contributed capital	72,767	554,241
Receivable for investments sold	5,348	38,451
Dividends and interest receivable	114,724	48,576
Prepaid expenses and other assets	2,497	1,181
Total Assets	182,467,672	77,467,975
LIABILITIES:
Payable to Adviser	188,657	76,637
Payable to Trustees	4,952	1,530
Payable to Chief Compliance Officer	323	59
Payable for collateral received for securities loaned	403,641	15,143
Payable for withdrawn capital	359,667	74,826
Accrued expenses and other liabilities	41,468	19,863
Total Liabilities	998,708	188,058
Net Assets	$181,468,964	$77,279,917
(1) Cost of investments	$150,576,231	$53,364,871
(2) Includes loaned securities with a market value of	$395,580	$13,900

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2017

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Portfolio	Portfolio
ASSETS:
Investments, at value(1)(2)	$22,767,478	$50,233,909
Cash	166,279	—
Receivable for contributed capital	228,157	116,625
Dividends and interest receivable	2,741	500,292
Prepaid expenses and other assets	268	5,014
Total Assets	23,164,923	50,855,840
LIABILITIES:
Written options, at value(3)	18,565	—
Payable to Adviser	17,548	53,306
Payable to Trustees	666	1,564
Payable to Chief Compliance Officer	59	146
Payable for collateral received for securities loaned	—	1,463,533
Payable for withdrawn capital	6,770	110,565
Accrued expenses and other liabilities	13,969	21,055
Total Liabilities	57,577	1,650,169
Net Assets	$23,107,346	$49,205,671
(1) Cost of investments	$22,822,394	$51,597,058
(2) Includes loaned securities with a market value of	$—	$1,440,656
(3) Premiums received	$26,373	$—

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations
For the Year Ended December 31, 2017

	The Internet
	Portfolio	The Global
	(Consolidated)	Portfolio
INVESTMENT INCOME:
Dividends†	$2,716,117	$294,275
Interest	382,422	34,437
Income from securities lending	205,475	8,105
Total investment income	3,304,014	336,817
EXPENSES:
Investment advisory fees	1,569,756	121,181
Administration fees	60,466	5,476
Professional fees	19,670	9,029
Fund accounting fees	28,134	6,432
Trustees’ fees	14,350	1,084
Chief Compliance Officer fees	2,528	188
Custodian fees and expenses	15,313	10,924
Registration fees	36	2
Other expenses	4,704	303
Total expenses	1,714,957	154,619
Net investment income	1,589,057	182,198
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	26,953,722	1,161,990
Net change in unrealized appreciation of:
Investments and foreign currency	32,203,348	3,028,801
Net realized and unrealized gain on investments	59,157,070	4,190,791
Net increase in net assets resulting from operations	$60,746,127	$4,372,989
† Net of foreign taxes withheld of:	$136	$10,107

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2017

	The Paradigm
	Portfolio	The Medical
	(Consolidated)	Portfolio
INVESTMENT INCOME:
Dividends†	$4,668,315	$451,862
Interest	515,827	4,031
Income from securities lending	308,648	5,837
Dividends from affiliated issuer	802,111	—
Total investment income	6,294,901	461,730
EXPENSES:
Investment advisory fees	9,475,810	257,032
Administration fees	370,366	10,432
Professional fees	80,438	10,128
Fund accounting fees	166,526	6,470
Trustees’ fees	89,890	2,413
Chief Compliance Officer fees	16,038	431
Custodian fees and expenses	107,177	6,107
Registration fees	235	8
Other expenses	33,729	908
Total expenses	10,340,209	293,929
Net investment income (loss)	(4,045,308)	167,801
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	98,768,320	2,353,068
Affiliated issuer	20,866,001	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	9,466,395	(424,289)
Affiliated Issuer	61,315,567	—
Net realized and unrealized gain on investments	190,416,283	1,928,779
Net increase in net assets resulting from operations	$186,370,975	$2,096,580
† Net of foreign taxes withheld of:	$138,019	$15,650

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2017

	The Small Cap	The Market
	Opportunities	Opportunities
	Portfolio	Portfolio
	(Consolidated)	(Consolidated)
INVESTMENT INCOME:
Dividends†	$1,413,216	$1,072,490
Interest	77,005	115,317
Income from securities lending	126,946	47,443
Total investment income	1,617,167	1,235,250
EXPENSES:
Investment advisory fees	2,256,901	630,421
Administration fees	88,435	24,559
Professional fees	25,357	12,712
Fund accounting fees	41,301	13,430
Trustees’ fees	21,385	5,739
Chief Compliance Officer fees	3,810	1,008
Custodian fees and expenses	27,701	13,566
Registration fees	62	12
Other expenses	8,311	1,752
Total expenses	2,473,263	703,199
Net investment income (loss)	(856,096)	532,051
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	15,147,605	7,026,703
Net change in unrealized appreciation of:
Investments and foreign currency	25,750,188	13,988,377
Net realized and unrealized gain on investments	40,897,793	21,015,080
Net increase in net assets resulting from operations	$40,041,697	$21,547,131
† Net of foreign taxes withheld of:	$43,407	$16,269

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2017

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends	$107,310	$475,603
Interest	171,918	2,610,098
Income from securities lending	—	64,766
Total investment income	279,228	3,150,467
EXPENSES:
Investment advisory fees	243,563	809,006
Administration fees	15,815	34,430
Professional fees	10,851	14,455
Fund accounting fees	7,571	24,614
Trustees’ fees	3,229	7,827
Chief Compliance Officer fees	587	1,432
Custodian fees and expenses	6,235	11,071
Registration fees	8	27
Other expenses	1,171	4,044
Total expenses	289,030	906,906
Net investment income (loss)	(9,802)	2,243,561
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	4,224	485,728
Written option contracts expired or closed	828,962	4,586
Long term realized gain distributions received from other investment companies	37	20,178
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(20,134)	319,408
Written option contracts	(208,748)	(4,542)
Net realized and unrealized gain on investments	604,341	825,358
Net increase in net assets resulting from operations	$594,539	$3,068,919

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets

	The Internet Portfolio
	(Consolidated)		The Global Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
OPERATIONS:
Net investment income (loss)	$1,589,057	$(1,372,003)	$182,198	$(30,779)
Net realized gain on sale of investments and foreign currency	26,953,722	13,023,048	1,161,990	111,901
Net change in unrealized appreciation (depreciation) of investments and foreign currency	32,203,348	(8,519,309)	3,028,801	855,533
Net increase in net assets resulting from operations	60,746,127	3,131,736	4,372,989	936,655
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	10,131,294	72,053	7,108,538	631,868
Withdrawals	(15,244,544)	(16,820,631)	(3,336,395)	(760,370)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(5,113,250)	(16,748,578)	3,772,143	(128,502)
Total increase (decrease) in net assets	55,632,877	(13,616,842)	8,145,132	808,153
NET ASSETS:
Beginning of year	112,629,775	126,246,617	7,542,051	6,733,898
End of year	$168,262,652	$112,629,775	$15,687,183	$7,542,051

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Portfolio
	(Consolidated)		The Medical Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
OPERATIONS:
Net investment income (loss)	$(4,045,308)	$(6,404,781)	$167,801	$159,899
Net realized gain on sale of investments and foreign currency	119,634,321	81,936,102	2,353,068	1,823,092
Net change in unrealized appreciation (depreciation) of investments and foreign currency	70,781,962	63,009,898	(424,289)	(4,346,253)
Net increase (decrease) in net assets resulting from operations	186,370,975	138,541,219	2,096,580	(2,363,262)
NET DECREASE IN NET ASSETS
RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	12,803,836	56,523,799	254,967	706,562
Withdrawals	(244,444,530)	(207,335,022)	(4,582,568)	(5,789,417)
Net decrease in net assets resulting from beneficial interest transactions	(231,640,694)	(150,811,223)	(4,327,601)	(5,082,855)
Total decrease in net assets	(45,269,719)	(12,270,004)	(2,231,021)	(7,446,117)
NET ASSETS:
Beginning of year	836,149,571	848,419,575	21,693,356	29,139,473
End of year	$790,879,852	$836,149,571	$19,462,335	$21,693,356

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Portfolio		Opportunities Portfolio
	(Consolidated)		(Consolidated)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
OPERATIONS:
Net investment income (loss)	$(856,096)	$(1,501,155)	$532,051	$(292,722)
Net realized gain on sale of investments and foreign currency	15,147,605	3,399,767	7,026,703	2,288,438
Net change in unrealized appreciation of investments and foreign currency	25,750,188	41,392,916	13,988,377	5,652,984
Net increase in net assets resulting from operations	40,041,697	43,291,528	21,547,131	7,648,700
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	4,633,887	3,378,417	15,384,639	1,669,526
Withdrawals	(68,405,319)	(61,584,399)	(3,235,027)	(7,920,328)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(63,771,432)	(58,205,982)	12,149,612	(6,250,802)
Total increase (decrease) in net assets	(23,729,735)	(14,914,454)	33,696,743	1,397,898
NET ASSETS:
Beginning of year	205,198,699	220,113,153	43,583,174	42,185,276
End of year	$181,468,964	$205,198,699	$77,279,917	$43,583,174

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-Disciplinary
	Income Portfolio		Income Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
OPERATIONS:
Net investment income (loss)	$(9,802)	$(43,546)	$2,243,561	$3,682,129
Net realized gain (loss) on sale of investments, foreign currency and written options and distributions received from other investment companies	833,223	977,751	510,492	(921,284)
Net change in unrealized appreciation (depreciation) of investments, foreign currency and written options	(228,882)	76,212	314,866	5,856,332
Net increase in net assets resulting from operations	594,539	1,010,417	3,068,919	8,617,177
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	4,826,367	8,604,731	11,080,450	15,622,153
Withdrawals	(10,355,569)	(9,431,198)	(64,717,800)	(14,931,782)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(5,529,202)	(826,467)	(53,637,350)	690,371
Total increase (decrease) in net assets	(4,934,663)	183,950	(50,568,431)	9,307,548
NET ASSETS:
Beginning of year	28,042,009	27,858,059	99,774,102	90,466,554
End of year	$23,107,346	$28,042,009	$49,205,671	$99,774,102

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements
December 31, 2017

1. Organization

The Kinetics Portfolios Trust (the “Trust”) was organized as a Delaware Statutory Trust on March 14, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its beneficial interests in series, each series representing a distinct portfolio with its own investment objective and policies. The series currently authorized are: The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio (collectively, the “Master Portfolios”). Pursuant to the 1940 Act, the Master Portfolios, are “non-diversified” series of the Trust, except The Global Portfolio, The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio. The Market Opportunities Portfolio commenced operations on January 31, 2006, The Alternative Income Portfolio commenced operations on June 29, 2007 and The Multi-Disciplinary Income Portfolio commenced operations on February 11, 2008. Each of the remaining Master Portfolios commenced operations on April 28, 2000.

Each Master Portfolio is a Master Investment Portfolio in a master-feeder fund structure. Each Master Portfolio has multiple feeder funds invested in the Master Portfolio. By contributing assets to the Master Portfolio, the feeder funds receive a beneficial interest in the Master Portfolio. The Master Portfolio then invests the contributed assets in portfolio securities and allocates income, gains (losses) and expenses to the feeder funds based on the feeder funds’ proportionate interests in the Master Portfolio.

Each of the Master Portfolios, except for The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio, seeks to provide investors with long-term capital growth. The Alternative Income Portfolio seeks to provide current income and gains. The Multi-Disciplinary Income Portfolio seeks to provide investors with total return. The Internet Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in the Internet and Internet-related activities. The Global Portfolio generally invests in the equity securities of foreign companies that have the ability to facilitate an increase in the growth of their traditional business lines and in U.S. companies benefiting from international economic growth. The Paradigm Portfolio invests primarily in the equity securities of U.S. and foreign companies that the investment adviser believes are undervalued and that have high returns on equity and are well

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

positioned to reduce their costs, extend the reach of their distribution channels and experience significant growth in their assets or revenues. The Medical Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in medical research, pharmaceutical treatments and related medical technology industries and related technology industries, generally, with a focus on companies engaged in cancer research and drug development. The Small Cap Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign small capitalized companies that provide attractive valuation opportunities due to special situations such as lack of institutional ownership, lack of significant analyst coverage or companies with sound fundamentals that have experienced a short-term earnings shortfall. The Market Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in capital markets or related to capital markets, as well as companies involved in the gaming industry. The Alternative Income and Multi-Disciplinary Income Portfolios utilize a two-part investment strategy, which includes fixed income and derivatives components. The Internet Portfolio, Global Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and Market Opportunities Portfolio utilize a wholly-owned subsidiary to achieve their investment objectives. Please see Note 2 for further details.

2. Significant Accounting Policies

Security Valuation
Master Portfolios equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At December 31, 2017, 0.00% and 0.00% of the net assets of The Internet Portfolio and The Paradigm Portfolio, respectively,

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

were fair valued securities. The other Master Portfolios did not hold any fair valued securities at December 31, 2017.

Bitcoin
The Master Portfolios may invest in a Delaware statutory trust (“Bitcoin Trust”) that invests in bitcoins. From time to time, the Bitcoin Trust issues creation units in exchange for bitcoins and distributes bitcoins in exchange for redemption units. The performance of the Bitcoin Trust is intended to reflect changes in the value of the Trust’s bitcoin investments. At December 31, 2017, 28.3%, 22.1% 5.5%, 3.8%, and 17.3% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Portfolio and The Market Opportunities Portfolio, respectively, were invested in the Bitcoin Trust. Investments in bitcoins produce non qualifying income under Subchapter M of the Internal Revenue Code.

Bitcoin is a decentralized digital currency that enables instant transfers to anyone, anywhere in the world. Managing transactions in bitcoins occurs via an open source, cryptographic protocol central authority. The Bitcoin Network is an online, end-user-to-end-user network that hosts the public transaction ledger, known as the Blockchain, and the source code that comprises the basis for the cryptographic and algorithmic protocols governing the Bitcoin Network. No single entity owns or operates the Bitcoin Network, the infrastructure of which is collectively maintained by a decentralized user base. As the Bitcoin Network is decentralized, it does not rely on either governmental authorities or financial institutions to create, transmit or determine the value of bitcoins. Rather, the value of bitcoins is determined by the supply of and demand for bitcoins in the global bitcoin exchange market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect a Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of a Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Shares of the Bitcoin Trust may trade at a premium or discount to the net asset value of the Bitcoin Trust. The price of bitcoins is set in transfers by mutual agreement or

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

barter as well as the number of merchants that accept bitcoins. Because bitcoins are digital files that can be transferred without the involvement of intermediaries or third parties, there are little or no transaction costs in direct end-user-to-end-user transactions. Bitcoins can be used to pay for goods and services or can be converted to fiat currencies, such as the U.S. dollar, at rates determined by the Bitcoin Exchanges. Additionally, third party service providers such as Bitcoin Exchanges are also used for transfers but they may charge significant fees for processing transactions.

As bitcoins have grown in both popularity and market size, the U.S. Congress and a number of federal and state agencies (including the Financial Crimes Enforcement Network (FinCEN), the U.S. Securities and Exchange Commission, the Commodity Futures Trading Commission, the Financial Industry Regulatory Authority, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, and state financial institution regulators) have begun to examine the operations of the network that facilitates bitcoins, bitcoin users and the Bitcoin Exchanges, with particular focus on (1) the extent to which bitcoins can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises, (2) the safety and soundness of the Bitcoin Exchange or other service-providers that hold bitcoins for users and (3) other risks to investors and consumers who hold and use bitcoins. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the value of a Master Portfolio’s and it’s Subsidiary’s investment in the Bitcoin Trust or the ability of the Bitcoin Trust to continue to operate.

Consolidation of Subsidiary
The consolidated financial statements include the accounts of Cayman, Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary for each of the respective Master Portfolios: Internet Portfolio, Global Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and Market Opportunities Portfolio. All intercompany accounts and transactions have been eliminated in consolidation. The Internet Portfolio, Global Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and Market Opportunities Portfolio may invest up to 25% of its total assets in its respective Subsidiary. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked and bitcoin-linked instruments consistent with the respective Portfolio’s investment objectives and policies. By investing in its Subsidiary, the Master Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by a Subsidiary are generally similar to those that are permitted to be held by

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

the Master Portfolio and are subject to the same risks that apply to similar investments if held directly by the Master Portfolio. Each Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, each Master Portfolio wholly-owns and controls its Subsidiary, making it unlikely that a Subsidiary will take action contrary to the interests of the Master Portfolio. Each Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as its Master Portfolio.

The respective Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the respective Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the respective Subsidiary’s net income and capital gain will be included each year in the respective Portfolio’s investment company taxable income.

As of December 31, 2017, the respective Subsidiary’s net assets and percent of the respective Portfolio’s net assets were:

The Internet Portfolio:	$2,210,191	1.31%
Global Portfolio:	$10	0.00%
Paradigm Portfolio:	$20,563,595	2.60%
Small Cap Opportunities Portfolio:	$7,064,000	3.89%
Market Opportunities Portfolio:	$151,774	0.20%

Repurchase Agreements
Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Master Portfolio receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 102% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.

Written Options
The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or unencumbered, liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

Foreign Currency Translations
The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

Restricted and Illiquid Securities
The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios have no right to require registration of unregistered securities. The 144A securities have been deemed to be liquid by the Master Portfolios Adviser under the supervision of the Board of Trustees. At December 31, 2017, the following Master Portfolios held securities restricted to institutional investors (144A Securities):

	Market	Percentage of
	Value	Net Assets
The Multi-Disciplinary Income Portfolio	$12,375,002	25.15%

An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Master Portfolio has valued the investment. At December 31, 2017, the following Master Portfolios held illiquid securities:

		Market	Percentage of
		Value	Net Assets
The Internet Portfolio	$	—*	0.00%
The Paradigm Portfolio		—*	0.00%
The Multi-Disciplinary Income Portfolio		190,750	0.39%

* Amount is less than $0.50.

When-Issued Securities
The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

Securities Lending
Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker dealers or indirectly through repurchase agreements with respect to no more than 33 1/3%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

of the total assets of each Master Portfolio (including any collateral posted) or 50% of the total assets of each Master Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.

Significant Investments
The Portfolios may invest a greater percentage of their assets in one or more individual securities at any time. The greater percentage of assets in individual securities (not including short-term investments) expose the Portfolios to the risk of unanticipated industry conditions, the risks particular to a single company or security, and the risk of potentially lower liquidity. At December 31, 2017, The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio and The Multi-Disciplinary Income Portfolio, invested approximately 28%, 30%, 46%, 61%, 54%, 35% and 38% of their respective net assets in individual securities greater than 5% of net assets. Please see the respective Schedule of Investments for further details.

Short-Term Investments
The Portfolios may invest in money market funds and short-term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short-term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.

Expense Allocation
Common expenses incurred by the Master Portfolios are allocated among the Master Portfolios (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Master Portfolios, depending on the nature of the expenditure. All expenses incurred by the Master Portfolios are allocated to the Feeder Funds daily based on their proportionate interests in the respective Master Portfolios.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

Federal Income Taxes
Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio will be subject to taxation on its share of the Master Portfolio’s ordinary income and capital gains. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2017, open tax years include the tax years ended December 31, 2014, through 2017. The Master Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Other
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method. Other noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

3. Investment Adviser

The Trust has entered into Investment Advisory Agreements (the “Agreements”) with Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Master

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

Portfolios, except the Alternative Income Portfolio, compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio’s average daily net assets. The Alternative Income Portfolio compensates the Adviser for its management services at the annual rate of 0.90% of the Master Portfolio’s average daily net assets.

For the year ended December 31, 2017, Master Portfolios incurred the following expenses pursuant to the Agreements:

Investment Advisory Fees
The Internet Portfolio	$1,569,756
The Global Portfolio	121,181
The Paradigm Portfolio	9,475,810
The Medical Portfolio	257,032
The Small Cap Opportunities Portfolio	2,256,901
The Market Opportunities Portfolio	630,421
The Alternative Income Portfolio	243,563
The Multi-Disciplinary Income Portfolio	809,006

For the year ended December 31, 2017, the Trust was allocated $26,000 for the services of the Chief Compliance Officer employed by the Adviser.

4. Securities Transactions

Purchases and sales of investment securities, other than short-term investments and short-term options, for the year ended December 31, 2017, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
The Internet Portfolio	$—	$34,274,599	$—	$44,773,243
The Global Portfolio	—	10,388,289	—	9,878,431
The Paradigm Portfolio	—	95,532,682	—	233,970,681
The Medical Portfolio	—	—	—	4,288,347
The Small Cap Opportunities Portfolio	—	15,432,407	—	66,930,849
The Market Opportunities Portfolio	—	12,738,355	—	20,212,415
The Alternative Income Portfolio	—	4,785	1,550,000	5,242,750
The Multi-Disciplinary Income Portfolio	—	9,291,606	—	53,569,490

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

As of December 31, 2017, the cost of investments and unrealized appreciation (depreciation) on investment securities for federal income tax purposes was as follows:

	Internet	Global	Paradigm	Medical
Tax Cost of Investments	$98,420,748	$11,655,684	$450,006,197	$13,905,965
Unrealized Appreciation	70,838,952	4,549,908	370,778,244	7,689,719
Unrealized Depreciation	(616,831)	(488,595)	(30,520,073)	(2,008,643)
Net Unrealized Appreciation	$70,222,121	$4,061,313	$340,258,171	$5,681,076

				Multi-
	Small Cap	Market	Alternative	Disciplinary
	Opportunities	Opportunities	Income	Income
Tax Cost of Investments	$156,489,333	$54,202,119	$22,822,410	$50,931,423
Unrealized Appreciation	71,188,587	28,567,466	10,686	1,928,495
Unrealized Depreciation	(45,665,584)	(5,983,907)	(65,618)	(2,626,009)
Net Unrealized Appreciation (Depreciation)	$25,523,003	$22,583,559	$(54,932)	$(697,514)

5. Portfolio Securities Loaned

As of December 31, 2017, the Master Portfolios had loaned securities that were collateralized by cash. The majority of the cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, a Master Portfolio could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The Master Portfolio receives interest on the collateral received as well as a fee for the securities loaned. The Master Portfolios will continue to receive dividends and interest on all securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be accounted for by the Master Portfolios. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. As the securities loans are subject to termination by the Funds or the borrower at any time, the remaining maturities of the outstanding securities lending transactions are considered to be overnight

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

and continuous. The value of the securities on loan and the value of the related collateral at December 31, 2017, were as follows:

	Securities	Collateral
The Internet Portfolio	$—	$—
The Global Portfolio	13,400	14,599
The Paradigm Portfolio	6,904	6,898
The Medical Portfolio	124,506	124,472
The Small Cap Opportunities Portfolio	395,580	403,641
The Market Opportunities Portfolio	13,900	15,143
The Alternative Income Portfolio	—	—
The Multi-Disciplinary Income Portfolio	1,440,656	1,463,533

6. Selected Financial Highlights

Financial highlights for the Master Portfolios were as follows:

	The Internet Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
Total Return*	57.90%	3.09%	(4.95)%	0.28%	44.75%
Ratio of expenses to average net assets:	1.37%	1.37%	1.35%	1.34%	1.37%
Ratio of net investment income (loss) to average net assets:	1.27%	(1.18)%	(1.05)%	(0.90)%	(0.84)%
Portfolio turnover rate	44%	2%	1%	1%	8%

	The Global Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
Total Return*	49.37%	14.13%	(14.13)%	(12.10)%	28.25%
Ratio of expenses to average net assets:	1.59%	1.66%	1.69%	1.60%	1.73%
Ratio of net investment income (loss) to average net assets:	1.88%	(0.44)%	(0.59)%	(0.52)%	(0.12)%
Portfolio turnover rate	169%	11%	16%	14%	15%

	The Paradigm Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
Total Return*	28.69%	20.72%	(8.04)%	(0.48)%	44.36%
Ratio of expenses to average net assets:	1.36%	1.37%	1.35%	1.33%	1.35%
Ratio of net investment loss to average net assets:	(0.53)%	(0.84)%	(0.63)%	(0.72)%	(0.23)%
Portfolio turnover rate	14%	2%	2%	7%	4%

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Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

	The Medical Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
Total Return*	10.67%	(8.04)%	6.58%	16.42%	49.23%
Ratio of expenses to average net assets:	1.43%	1.42%	1.40%	1.41%	1.41%
Ratio of net investment income (loss) to average net assets:	0.82%	0.66%	0.24%	0.44%	(0.02)%
Portfolio turnover rate	0%	0%	12%	3%	12%

	The Small Cap Opportunities Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
Total Return*	26.50%	24.67%	(11.97)%	(6.98)%	59.69%
Ratio of expenses to average net assets:	1.37%	1.36%	1.35%	1.34%	1.35%
Ratio of net investment income (loss) to average net assets:	(0.47)%	(0.75)%	(0.65)%	(0.59)%	0.01%
Portfolio turnover rate	9%	4%	2%	19%	6%

	The Market Opportunities Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
Total Return*	47.53%	20.68%	(8.87)%	(5.30)%	46.98%
Ratio of expenses to average net assets:	1.39%	1.41%	1.40%	1.39%	1.40%
Ratio of net investment income (loss) to average net assets:	1.05%	(0.73)%	(0.66)%	(0.30)%	0.27%
Portfolio turnover rate	35%	5%	2%	18%	21%

	The Alternative Income Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
Total Return*	2.20%	3.85%	2.73%	1.23%	4.92%
Ratio of expenses to average net assets:	1.07%	1.10%	1.16%	1.22%	1.25%
Ratio of net investment loss to average net assets:	(0.04)%	(0.16)%	(0.20)%	(0.40)%	(0.54)%
Portfolio turnover rate	0%	1%	6%	17%	19%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

	The Multi-Disciplinary Income Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
Total Return*	4.84%	10.52%	(2.05)%	2.58%	4.39%
Ratio of expenses to average net assets:	1.40%	1.38%	1.37%	1.37%	1.39%
Ratio of net investment income to average net assets:	3.47%	4.13%	3.50%	3.06%	1.87%
Portfolio turnover rate	16%	9%	10%	35%	54%

*	The returns are calculated by adjusting the corresponding No Load Feeder returns by the
Feeder expenses and reimbursements.

7. Summary of Fair Value Exposure

Various inputs are used in determining the value of a Master Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Master Portfolio has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Master Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Internet Portfolio

The following is a summary of the inputs used to value The Internet Portfolio’s net assets as of December 31, 2017:

Assets^	Level 1	Level 2		Level 3		Total
Common Stocks	$113,439,700	$1,427	(1)	$—		$113,441,127
Escrow Notes	—	—		—	*	—	*
Short-Term Investments	275	55,201,467		—		55,201,742
Total Investments in Securities	$113,439,975	$55,202,894		$—	*	$168,642,869

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Administrative and Support Services	$1,427
$1,427
Transfers out of Level 2 into Level 1	$2,757,818
Transfers out of Level 3 into Level 1	$582,624

Transfers were made out of Level 2 into Level 1 due to an increase in market activity. Transfers were made out of Level 3 into Level 1 due to the security being converted from a restricted private placement to a liquid publicly traded security.
Transfers between levels are recognized at the end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2016	$26,368
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	556,256
Net purchases and/or acquisitions	—
Net sales and/or write-offs	—
Transfer in and/or out of Level 3		(582,624)
Balance as of December 31, 2017	$—	*

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

	Fair Value at		Valuation	Unobservable
Description	12/31/2017		Techniques	Input	Range
Escrow Notes	$—	*	Conservative Value	No active	$0.00-$0.00
			Assigned Pending	market
Bankruptcy Litigation
Proceedings/Market
Comparables

There is no active market for the Level 3 securities, so a conservative value is being assigned until such time as a market exists.

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.

The Global Portfolio

The following is a summary of the inputs used to value The Global Portfolio’s net assets as of December 31, 2017:

Assets^	Level 1	Level 2		Level 3	Total
Common Stocks	$8,333,419	$643,222	(1)	$—	$8,976,641
Preferred Stocks	—	11,124		—	11,124
Corporate Bonds	—	20,293		—	20,293
Warrants	—	8,132		—	8,132
Short-Term Investments	982	6,685,226		—	6,686,208
Investments Purchased with the Cash Proceeds from Securities Lending	14,599	—		—	14,599
Total Investments in Securities	$8,349,000	$7,367,997		$—	$15,716,997

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Asset Management	$59,457
Holding Company	354,750
Publishing Industries	12,328
Real Estate	216,687
$643,222
Transfers out of Level 2 into Level 1	$156,228

Transfers were made out of Level 2 into Level 1 due to an increase in market activity. Transfers between levels are recognized at the end of the reporting period.
For the year ended December 31, 2017, there were no investments in Level 3 securities.

^	See Portfolio of Investments for breakout of investments by industry classification.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

The Paradigm Portfolio

The following is a summary of the inputs used to value The Paradigm Portfolio’s net assets as of December 31, 2017:

Assets^	Level 1	Level 2		Level 3		Total
Common Stocks	$722,898,194	$6,853,856	(1)	$—		$729,752,050
Preferred Stocks	—	4,687		—		4,687
Escrow Notes	—	—		—	*	—	*
Warrants	—	3,437		—		3,437
Short-Term Investments	31,901	60,465,395		—		60,497,296
Investments Purchased with the Cash Proceeds from Securities Lending	6,898	—		—		6,898
Total Investments in Securities	$722,936,993	$67,327,375		$—	*	$790,264,368

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Asset Management	$23,866
Holding Company	1,806,000
Oil and Gas Extraction	3,316,420
Real Estate	1,707,570
$6,853,856

Transfers out of Level 1 into Level 2	$1,806,000
Transfers out of Level 2 into Level 1	$16,558,815

Transfers were made out of Level 1 into Level 2 due to a decrease in market activity. Transfers were made out of Level 2 into Level 1 due to an increase in market activity. Transfers between levels are recognized at the end of the reporting period.

For the year ended December 31, 2017, there were no transfers into or out of Level 3.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2016	$—	*
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases and/or acquisitions	—
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	—
Balance as of December 31, 2017	$—	*

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

	Fair Value at		Valuation	Unobservable
Description	12/31/2017		Techniques	Input	Range
Escrow Notes	$—	*	Conservative Value	No active	$0.00-$0.00
			Assigned Pending	market
Bankruptcy Litigation
Proceedings/Market
Comparables

There is no active market for the Level 3 securities, so a conservative value is being assigned until such time as a market exists.

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.

The Medical Portfolio

The following is a summary of the inputs used to value The Medical Portfolio’s net assets as of December 31, 2017:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$18,950,618	$—	$—	$18,950,618
Rights	7,015	3,190	—	10,205
Short-Term Investments	502	501,244	—	501,746
Investments Purchased with the Cash Proceeds from Securities Lending	124,472	—	—	124,472
Total Investments in Securities	$19,082,607	$504,434	$—	$19,587,041

Transfers out of Level 2 into Level 1	$1,110

Transfers were made out of Level 2 into Level 1 due to an increase in market activity. Transfers between levels are recognized at the end of the reporting period.

For the year ended December 31, 2017, there were no investments in Level 3 securities.

^	See Portfolio of Investments for breakout of investments by industry classification.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

The Small Cap Opportunities Portfolio

The following is a summary of the inputs used to value The Small Cap Opportunities Portfolio’s net assets as of December 31, 2017:

Assets^	Level 1	Level 2		Level 3	Total
Common Stocks	$150,175,264	$26,076,535	(1)	$—	$176,251,799
Preferred Stocks	—	1,121,753		—	1,121,753
Warrants	—	820,525		—	820,525
Short-Term Investments	293	3,414,325		—	3,414,618
Investments Purchased with the Cash Proceeds from Securities Lending	403,641	—		—	403,641
Total Investments in Securities	$150,579,198	$31,433,138		$—	$182,012,336

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Asset Management	$12,532,032
Real Estate	13,544,503
$26,076,535

Transfers out of Level 2 into Level 1	$186,400

Transfers were made out of Level 2 into Level 1 due to an increase in market activity. Transfers between levels are recognized at the end of the reporting period.

For the year ended December 31, 2017, there were no investments in Level 3 securities.

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.

The Market Opportunities Portfolio

The following is a summary of the inputs used to value The Market Opportunities Portfolio’s net assets as of December 31, 2017:

Assets^	Level 1	Level 2		Level 3	Total
Common Stocks	$42,564,467	$2,991,562	(1)	$—	$45,556,029
Preferred Stocks	—	255,571		—	255,571
Corporate Bonds	—	2,826		—	2,826
Warrants	—	186,942		—	186,942
Short-Term Investments	1,059	30,768,108		—	30,769,167
Investments Purchased with the Cash Proceeds from Securities Lending	15,143	—		—	15,143
Total Investments in Securities	$42,580,669	$34,205,009		$—	$76,785,678

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Asset Management	$1,298,210
Other Exchanges	9,241
Real Estate	1,684,111
$2,991,562
Transfers out of Level 2 into Level 1	$2,143,251

Transfers were made out of Level 2 into Level 1 due to an increase in market activity. Transfers between levels are recognized at the end of the reporting period.
There were no transfers into or out of Level 3.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2016	$—	*
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases and/or acquisitions	—
Net sales and/or write-offs	—	*
Transfer in and/or out of Level 3	—
Balance as of December 31, 2017	$—

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.

The Alternative Income Portfolio

The following is a summary of the inputs used to value The Alternative Income Portfolio’s net assets as of December 31, 2017:

Assets^	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,750,802	$—	$—	$5,750,802
Short-Term Investments	2,261,233	14,755,443	—	17,016,676
Total Investments in Securities	$8,012,035	$14,755,443	$—	$22,767,478
Liabilities
Put Options Written	$—	$18,565	$—	$18,565

For the year ended December 31, 2017, there were no transfers into or out of Level 1 or Level 2, or investments in Level 3 securities.

^	See Portfolio of Investments for breakout of investments by industry classification.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

The Multi-Disciplinary Income Portfolio

The following is a summary of the inputs used to value The Multi-Disciplinary Income Portfolio’s net assets as of December 31, 2017:

Assets^	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$878,450	$—	$878,450
Corporate Bonds	—	40,371,702	—	40,371,702
Municipal Bonds	—	190,750	—	190,750
Closed-End Funds	5,539,907	—	—	5,539,907
Short-Term Investments	14,604	1,774,963	—	1,789,567
Investments Purchased with the Cash Proceeds from Securities Lending	1,463,533	—	—	1,463,533
Total Investments in Securities	$7,018,044	$43,215,865	$—	$50,233,909

For the year ended December 31, 2017, there were no transfers into or out of Level 1 or Level 2, or investments in Level 3 securities.

^	See Portfolio of Investments for breakout of investments by industry classification.

 8. Disclosures about Derivative Instruments and Hedging Activities

The Master Portfolios have adopted authoritative standards regarding disclosure of derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why a Master Portfolio uses derivatives, how derivatives are accounted for by the Master Portfolios, and how derivative instruments affect a Master Portfolio’s results of operations and financial position. The Master Portfolios utilized options to implement or to gain further exposure to their respective investment strategies.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

The following is a summary of the fair value and location of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017:

Statement of Assets & Liabilities
	Derivative	Liability
	Equity Contracts	Description	Liability Fair Value
The Alternative	Put Options	Written options,	$18,565
Income Portfolio	Written	at value

The following is a summary of the transactions in and effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017:

		Statement of Operations
			Change in Unrealized
	Derivative Equity Contracts	Realized Gain (Loss)	Appreciation (Depreciation)
The Global Portfolio	Purchased Put Options	$4,137	$(3,844)
The Paradigm Portfolio	Purchased Put Options	23,953	(22,283)
The Market
Opportunities
Portfolio	Purchased Put Options	8,014	(7,458)
The Alternative
Income Portfolio	Put Options Written	828,962	(208,748)
The Multi-Disciplinary
Income Portfolio	Put Options Written	4,586	(4,542)

The following is a summary of the volume of derivative instrument activity during the year ended December 31, 2017:

Number of
		Contracts	Premiums		Average
	Derivative Equity	Purchased	Paid or		Quarterly
	Contracts	or Written	Received		Market Value
The Global Portfolio	Purchased Put Options	—	$—	$	—*
The Paradigm Portfolio	Purchased Put Options	—	—		—*
The Market Opportunities
Portfolio	Purchased Put Options	—	—		—*
The Alternative
Income Portfolio	Put Options Written	686	590,035		20,465
The Multi-Disciplinary
Income Portfolio	Put Options Written	—	—		—*

*	The Global Portfolio, The Paradigm Portfolio and The Market Opportunities Portfolio had purchased put options at December 31, 2016 that closed before January 31, 2017. Since there were no options in the portfolios at each of the month ends of the year, the average quarterly market value for each portfolio is $0. The Multi-Disciplinary Income Portfolio had written put options at December 31, 2016 which expired before January 31, 2017. Since there were no options in the portfolio at each of the month ends of the year, the average quarterly market value is $0.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

9. Offsetting Assets and Liabilities

The Master Portfolios are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at prearranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specific threshold depending on the counterparty and the type of Master Netting Arrangement.

The following is a summary of the Assets and Liabilities subject to offsetting in the Master Portfolios as of December 31, 2017:

			Net
		Gross	Amounts	Gross Amounts not Offset
		Amounts	Presented	in the Statement of
	Gross	Offset in the	in the	Assets & Liabilities
	Amounts of	Statement	Statement		Collateral
	Recognized	of Assets &	of Assets &	Financial	Pledged	Net
	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
The Global Portfolio
Securities Lending	$14,599	$—	$14,599	$14,599	$—	$—
	$14,599	$—	$14,599	$14,599	$—	$—
The Paradigm Portfolio
Securities Lending	$6,898	$—	$6,898	$6,898	$—	$—
	$6,898	$—	$6,898	$6,898	$—	$—
The Medical Portfolio
Securities Lending	$124,472	$—	$124,472	$124,472	$—	$—
	$124,472	$—	$124,472	$124,472	$—	$—
The Small Cap
Opportunities Portfolio
Securities Lending	$403,641	$—	$403,641	$403,641	$—	$—
	$403,641	$—	$403,641	$403,641	$—	$—
The Market
Opportunities Portfolio
Securities Lending	$15,143	$—	$15,143	$15,143	$—	$—
	$15,143	$—	$15,143	$15,143	$—	$—

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

The Alternative
Income Portfolio
Written Options	$18,565	$—	$18,565	$—	$18,565	$—
	$18,565	$—	$18,565	$—	$18,565	$—
The Multi-Disciplinary
Income Portfolio
Securities Lending	$1,463,533	$—	$1,463,533	$1,463,533	$—	$—
	$1,463,533	$—	$1,463,533	$1,463,533	$—	$—

10. Affiliated Issuers

Under section 2(a)(3) of the 1940 Act, an investment company is defined as being an affiliated person of a company if it owns five percent or more of a company’s outstanding voting stock.

Investments in affiliated companies for The Paradigm Portfolio as of December 31, 2017, are shown below:

	Fair value at			Net	Change in	Fair value at
Name	December 31,		Sales	Realized	Unrealized	December 31,	Dividend
of Issuer	2016	Purchases	Proceeds	Gain	Appreciation	2017	Income
Texas Pacific
Land Trust	$179,426,549	$—	$22,222,923	$20,866,001	$61,315,567	$239,385,194	$802,111

	Number of			Number of
	shares held at			shares held at
	December 31,			December 31,
Name of Issuer	2016	Purchases	Sales	2017
Texas Pacific Land Trust	604,598	—	(68,617)	535,981

11. Subsequent Events

In preparing these financial statements, management has evaluated Portfolio related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or translations that occurred during the year that materially impacted the amounts or disclosures in the Master Portfolios’ financial statements.

12. Information about Proxy Voting (Unaudited)

Information regarding how the Feeder Funds and the Master Portfolios vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-930-3828 or by accessing the Funds’ website at www.kineticsfunds.com and by accessing the SEC’s website at www.sec.gov. Information regarding how the Feeder Funds and the Master Portfolios voted

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2017

proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.

13. Information about the Portfolio Holdings (Unaudited)

The Master Portfolios file their complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Master Portfolios’ Form N-Q is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. Finally, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

KINETICS PORTFOLIOS TRUST
Report of Independent Registered
Public Accounting Firm

Board of Trustees and Shareholders of
Kinetics Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Alternative Income Portfolio, and The Multi-Disciplinary Portfolio (the “Funds”), each a series of Kinetics Portfolios Trust (the “Trust”), including the schedules of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2004.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial

KINETICS PORTFOLIOS TRUST
Report of Independent Registered
Public Accounting Firm (Continued)

statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
March 1, 2018

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios
(Unaudited)

Management of the Funds and the Portfolios

The management and affairs of the Funds and the Portfolios are supervised by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively. Each Board consists of the same eight individuals, five of whom are not “interested persons” of the Company or the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Maryland in this regard. The Trustees are fiduciaries for the Portfolios’ shareholders and are governed by the laws of the State of Delaware in this regard.

Each Board establishes policies for the operation of the Funds and the Portfolios and appoints the officers who conduct the daily business of the Funds and the Portfolios. Directors/Trustees of the Company and the Trust are listed below with their addresses, present positions with the Company and Trust, length of time served, principal occupations over at least the last five years, number of Funds and Portfolios overseen and any other Directorships held. The SAI includes additional information about the Funds’ officers and directors and is available, without charge, upon request by calling 1-800-930-3828.

Board of Directors/Board of Trustees

Independent Directors/Trustees

Term of
	Position(s)	Office and
	Held with	Length of
Name, Address and Year of Birth	Company/ Trust	Time Served
Steven T. Russell Year Born: 1963 c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director/ Independent Trustee	Indefinite/ 17 years

Douglas Cohen, CPA Year Born: 1961 c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director/ Independent Trustee	Indefinite/ 17 years

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

	# of Portfolios
	in Fund Complex(1)
	Overseen by
Principal Occupation(s)	Director/	Other Directorships
During Past Five Years	Trustee	Held by Director/Trustee(2)
Steven Russell Law Firm (April 2010 to present); Professor of Business Law and Finance, Suffolk County Community College (1997 to present).	17	N/A

Chief Financial Officer, Sunrise Credit Services, Inc. (2005 to present).	17	N/A

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

Board of Directors/Board of Trustees (Continued)

Independent Directors/Trustees (Continued)

Term of
	Position(s)	Office and
	Held with	Length of
Name, Address and Year of Birth	Company/ Trust	Time Served
William J. Graham Year Born: 1962 c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director/ Independent Trustee	Indefinite/ 17 years

Joseph E. Breslin Year Born: 1953 c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director/ Independent Trustee	Indefinite/ 17 years

James M. Breen Year Born: 1959 c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director/ Independent Trustee	Indefinite/ 9 years

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

	# of Portfolios
	in Fund Complex(1)
	Overseen by
Principal Occupation(s)	Director/	Other Directorships
During Past Five Years	Trustee	Held by Director/Trustee(2)
Attorney, William J. Graham, PC (2001 to present).	17	N/A

J.E. Breslin & Co. – Consulting (2010 to present).	17	Trustee, Forethought Variable Insurance Trust (5 portfolios); Trustee, Hatteras Alternative Mutual Funds Trust (8 portfolios) (2004-2016); Trustee, Underlying Funds Trust (2 portfolios) (2004-2016); Trustee, HCIM Trust (2 portfolios) (2013- 2015); Manager, Hatteras Global Private Equity Partners Institutional, LLC (2012-2016); Manager, Hatteras GPEP Fund II, LLC (2012-2016); Manager, Hatteras VC Co-Investment Fund II LLC (2012-2016); Manager, Hatteras Master Fund, L.P. (2012- 2016); Manager, Hatteras Core Alternatives TEI Fund, L.P. (2012- 2016); Manager, Hatteras Core Alternatives Fund, L.P. (2012- 2016); Manager, Hatteras Core Alternatives Institutional Fund, L.P. (2012-2016); Manager, Hatteras Core Alternatives TEI Institutional Fund, L.P. (2012- 2016); and Trustee, Hatteras Variable Trust (2012-2013).

Vice President, HBES Consulting, Inc. (2014 to present); Senior Special Agent, Homeland Security Investigations, Miami, FL (2011 to 2014); Assistant Attaché Immigration & Customs Enforcement, Pretoria, South Africa (2008 to 2011).	17	N/A

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

Board of Directors/Board of Trustees (Continued)

Interested Directors/Trustees and Officers

Term of
	Position(s)	Office and
	Held with the	Length of
Name, Address and Year of Birth	Company/ Trust	Time Served
Murray Stahl(3) Year Born: 1953 c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Director/Trustee & Secretary	Indefinite/ 17 years

Peter B. Doyle(3) Year Born: 1962 c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Director/Trustee, President & Chairman of the Board	Indefinite/ 15 years

Leonid Polyakov(3) Year Born: 1959 c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Director/Trustee & Treasurer	Indefinite/ 15 years

(1)	The term “fund complex” refers to the Company and the Trust, which hold themselves out as related for investment purposes.
(2)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or investment companies registered under the 1940 Act.

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

	# of Portfolios
	in Fund Complex(1)
	Overseen by
Principal Occupation(s)	Director/	Other Directorships
During Past Five Years	Trustee	Held by Director/Trustee(2)
Chairman, FRMO Corp. (2001 to present) (provides consulting services to private investment funds and research services with respect to marketable securities); Chairman and Chief Investment Officer, Horizon Kinetics LLC, (including Horizon Asset Management LLC (an investment adviser) (1994 to present); Kinetics Asset Management LLC and Kinetics Advisers LLC (2000 to present)); CEO, Horizon Kinetics LLC (2015 to present).	17	Director and Officer of FRMO Corp.

Vice President, Horizon Asset Management LLC (1994 to 2011); Vice President, FMRO Corp. 2001 to present) (provides consulting services (to private investment funds and research services with respect to marketable securities); Managing Director, Horizon Kinetics LLC (including Horizon Asset Management LLC (an investment adviser) (1994 to present); Kinetics Asset Management LLC and Kinetics Advisers LLC (2000 to present)); and President of Kinetics Mutual Funds, Inc. (1998 to present).	17	Director and Officer of FRMO Corp.

CFO, Kinetics Asset Management LLC (2000 to 2011); CFO and FINOP, Kinetics Funds Distributor LLC (2002 to 2011); Director, Kinetics Advisers LLC (2000 to 2011).	17	N/A

(3)	Directors/Trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act because of their association with the Adviser and its affiliates.

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

Board of Directors/Board of Trustees (Continued)

Officers

Term of
	Position(s)	Office and
	Held with the	Length of
Name, Address and Age	Company/ Trust	Time Served
Andrew M. Fishman Year Born: 1950 c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Chief Compliance Officer	Indefinite/ 13 years

Jay H. Kesslen Year Born: 1973 c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Vice President and Assistant Secretary	Indefinite/ 13 years

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

Principal Occupation(s)	Other Directorships
During Past Five Years	Held by Officer
Associate General Counsel, Horizon Kinetics LLC (2011 to present); General Counsel, Horizon Asset Management, Inc. (1997 to 2011); Secretary, Horizon Asset Management, Inc. (2006 to 2011); Chief Compliance Officer, Horizon Asset Management, Inc. (1997 to 2008); Chief Compliance Officer, Kinetics Asset Management LLC. (1999 to 2011); Chief Compliance Officer, Kinetics Advisers LLC (2000 to 2011).	N/A

General Counsel, Horizon Kinetics LLC (including Horizon Asset Management LLC (an investment adviser) (2011 to present), Kinetics Asset Management LLC (2000 to present), Kinetics Advisers LLC (2000 to present), Kinetics Funds Distributor LLC (2000 to present), KBDSecurities LLC (2000 to present)); FRMO Corp. (2014 to present); Chief Compliance Officer, Horizon Kinetics LLC (2015-2016).	N/A

KINETICS MUTUAL FUNDS, INC. & KINETICS PORTFOLIOS TRUST
Privacy Policy (Unaudited)

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

This privacy policy is not part of the annual report.

Kinetics Mutual
Funds, Inc.

615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER AND
SHAREHOLDER SERVICING AGENT

Kinetics Asset Management LLC
470 Park Avenue South
New York, NY 10016

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

DISTRIBUTOR
Kinetics Funds Distributor LLC
470 Park Avenue South
New York, NY 10016

ADMINISTRATOR
FUND ACCOUNTANT AND
TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 River Center Drive, Suite 302
Milwaukee, WI 53212

THIS MATERIAL MUST BE PRECEDED OR
ACCOMPANIED BY A PROSPECTUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees/directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Douglas Cohen and Mr. Joseph Breslin are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2017 Kinetics Portfolios Trust	FYE 12/31/2017 Kinetics Mutual Funds	FYE 12/31/2016 Kinetics Portfolios Trust	FYE 12/31/2016 Kinetics Mutual Funds
Audit Fees	89,625	89,625	89,625	89,625
Audit-Related Fees	0	0	0	0
Tax Fees	24,625	24,625	24,625	24,625
All Other Fees	0	0	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d‑15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust

By (Signature and Title)* /s/ Peter B. Doyle
Peter B. Doyle, President
  Date 3/8/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Peter B. Doyle
           Peter B. Doyle, President
Date 3/8/2018

By (Signature and Title)* /s/ Leonid Polyakov
                                                         Leonid Polyakov, Treasurer
Date 3/8/2018

* Print the name and title of each signing officer under his or her signature.